Fidelity®

Equity-Income

Fund

Semiannual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial Average®    - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Equity-Income	-13.34%	-17.68%	9.84%	183.25%
Russell 3000 ® Value	-12.69%	-16.41%	16.33%	197.13%
Equity Income Funds Average	-13.98%	-17.62%	7.69%	140.05%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how the fund's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 237 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. The averages are listed on page 5 of this report.*

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Equity-Income	-17.68%	1.89%	10.97%
Russell 3000 Value	-16.41%	3.07%	11.51%
Equity Income Funds Average	-17.62%	1.24%	8.86%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Equity-Income Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $28,325 - a 183.25% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $29,713 - a 197.13% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

*The LipperSM equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of July 31, 2002, the six month, one year, five year, and 10 year cumulative total returns for the equity income funds average were -13.50%, -17.27%, 7.22%, and 135.96%, respectively; and the one year, five year, and 10 year average annual total returns were -17.27%, 1.21%, and 8.81%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

They say traveling back in time is impossible. Lately, however, it seems as if the major U.S. stock market benchmarks are doing just that. During the six-month period ending July 31, 2002, the Standard & Poor's 500SM Index and the NASDAQ Composite® Index both retreated back to 1997 levels, and the Dow Jones Industrial AverageSM reached a nearly four-year low, wiping out years of gains in the process. The past six months were particularly unpleasant for equity investors, especially June and July. With investor confidence sapped by reports of corporate malfeasance, the Dow suffered triple-digit losses in eight of 11 sessions at one point during July. While the average bounced back with its second and third best point gains ever at the tail-end of the month, the damage had already been done. For the overall six-month period, the Dow - a performance measure of 30 blue-chip stocks - dropped 11.08%. The large-cap S&P 500® index fared even worse, losing 18.74%, while the technology- and telecommunications-heavy NASDAQ plunged 31.20%. Even small-cap stocks and more value-oriented equities, as represented by the Russell 2000® Index and Russell 3000 Value Index, respectively, suffered double-digit declines during the period after weathering the market volatility fairly well previously.

(Portfolio Manager photograph)
An interview with Stephen Petersen, Portfolio Manager of Fidelity Equity-Income Fund

Q. How did the fund perform, Steve?

A. For the six months ending July 31, 2002, the fund fell 13.34%, outperforming the 13.98% decline of the equity income funds average tracked by Lipper Inc. In comparison, the Russell 3000 Value Index dropped 12.69%. For the 12-month period ending July 31, 2002, the fund's 17.68% fall underperformed the Russell index and the Lipper average, which declined 16.41% and 17.62%, respectively. My focus on large-cap stocks hurt the fund's performance relative to the Russell index during the six-month period. In addition to large-caps, the index also incorporates small- and mid-cap stocks, which held up comparatively well. Though some competitors held a component of fixed-income securities - which generally performed better than equities - the fund held its own compared to the Lipper average during the past six months.

Q. What was your strategy in this difficult investing environment?

A. I kept the fund's sector weightings pretty steady during the period, emphasizing stocks of companies that were attractively valued and paid dividends. I looked to energy stocks - particularly energy services companies - with attractive valuations in an improving environment of rising demand. I also focused on financial stocks, which continued to represent the largest sector weighting in the portfolio and delivered generally modest positive performance, benefiting from low interest rates. I also was able to find attractively priced industrial companies. On the down side, the fund held a number of large companies that were negatively affected by the fallout from the Enron scandal. Also, the fund's pharmaceutical holdings were hurt by investors' concerns that the industry's future growth could be slower than in the past.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Which of your stock selections helped performance?

A. Good performers included oil and gas company TotalFinaElf, which has a number of development projects that led to increased and faster production, increasing its volume growth. The company also benefited from its standing as one of the largest in its industry, and investors saw it as a defensive play. Financial holdings Bank of America and Wells Fargo were helped by an improved environment for banks in the U.S., due to better-than-expected credit trends. Bank of America, one of my larger positions, successfully cut costs and streamlined operations following its merger with NationsBank, and avoided the riskier lending practices that came back to haunt several competitors when the economy slowed. Defense company Lockheed Martin went through an internal restructuring last year, leading to better-than-expected earnings and strong stock performance.

Q. Which stocks hurt the fund's performance?

A. Citigroup, which engages in extensive global banking activity, was hurt by the economic troubles in Argentina and by investor concerns about the economic slippage in other South American countries. Tyco International has always been aggressive in its accounting practices, and was hurt by the fallout from the Enron scandal. The company also has been actively making acquisitions in the electronic components industry during the past several years, and the technology bust really hurt, reducing expectations for future performance. Bristol-Myers Squibb had a formal affiliation with ImClone Systems, which damaged its stock after a key product in development by ImClone ran into regulatory problems. However, the real issue that hurt Bristol-Myers Squibb was its lack of success - along with the rest of its industry - in securing new drug approvals from the Food and Drug Administration.

Q. What's your outlook, Steve?

A. The underlying fundamentals for the economy appear to be in good shape. Growth in first-quarter gross domestic product was strong, we've seen continued resiliency in consumer spending, and many companies have experienced positive business trends and increased demand for products and services. Additionally, a number of companies - especially in basic industries - have preannounced upside earnings surprises. I think it's becoming increasingly apparent that business conditions are, if not actually improving, at least holding steady. Interest rates remain low and the government continues to take steps to stimulate the economy. The shadow hanging over us now is the crisis in confidence about corporate governance. Now that it's such a public issue, it can hopefully be resolved in the near future. I'm optimistic about finding good opportunities in this type of investing climate.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks reasonable income

Fund number: 023

Trading symbol: FEQIX

Start date: May 16, 1966

Size: as of July 31, 2002, more than $18.5 billion

Manager: Stephen Petersen, since 1993; manager, Fidelity Puritan Fund, since 2000; Fidelity Balanced Fund, 1996-1997; joined Fidelity in 1980

3

Steve Petersen on the importance of thorough research:

"This market has been very tough on most stocks - even those of companies with strong cash flow, earnings growth and good business models. Since the fund is generally fully invested, it's important to continuously upgrade the overall quality of the portfolio, adding stocks of companies with better balance sheets, cash flow and business models. The fund takes a long-term approach, so I look for companies that have the potential to do well in the future. The average holding period for the fund's stocks is two to four years, and the annual turnover rate is very low - currently 25%. To identify which stocks I want to add to the fund, good research is critical. I need to ensure that the information about a company's financial health and prospects for future performance is accurate. My success in doing so can help keep the fund away from questionable names. I've been analyzing stocks and managing money at Fidelity since 1980, so I've gotten to know many companies extremely well over the years. I also use the expertise of other portfolio managers and analysts at Fidelity to obtain as much information about these companies as possible. We share ideas constantly and verify the information we receive. Our goal is to find the best opportunities for our shareholders."

Semiannual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.5	3.4
Fannie Mae	3.5	3.6
Citigroup, Inc.	2.8	3.5
Wells Fargo & Co.	1.9	1.6
American International Group, Inc.	1.8	0.7
SBC Communications, Inc.	1.7	2.1
Bank of America Corp.	1.7	1.5
TotalFinaElf SA sponsored ADR	1.6	1.5
BellSouth Corp.	1.6	2.1
BP PLC sponsored ADR	1.5	1.5
	21.6
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.7	27.5
Energy	13.2	11.9
Industrials	12.3	14.1
Consumer Discretionary	11.9	12.5
Consumer Staples	6.9	6.1
Asset Allocation (% of fund's net assets)
As of July 31, 2002*		As of January 31, 2002**
	Stocks 95.5%		Stocks 95.3%
	Bonds 0.4%		Bonds 0.3%
	Convertible Securities 3.6%		Convertible Securities 3.2%
	Other Investments 0.0%		Other Investments 0.1%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	8.5%	** Foreign investments	7.1%

Semiannual Report

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 95.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 11.0%
Auto Components - 0.4%
Johnson Controls, Inc.	383,300	$ 31,055
TRW, Inc.	654,700	35,321
		66,376
Automobiles - 0.4%
General Motors Corp.	1,774,700	82,612
Hotels, Restaurants & Leisure - 2.2%
Hilton Hotels Corp.	773,500	9,452
Mandalay Resort Group (a)	1,677,100	47,563
McDonald's Corp.	5,697,700	141,018
MGM Mirage, Inc. (a)	3,598,000	125,930
Park Place Entertainment Corp. (a)	4,631,200	42,514
Six Flags, Inc. (a)	2,934,586	44,077
		410,554
Household Durables - 1.2%
Black & Decker Corp.	1,274,080	57,971
Maytag Corp.	1,906,020	63,146
Newell Rubbermaid, Inc.	875,000	26,320
Snap-On, Inc.	1,674,300	45,491
Whirlpool Corp.	581,200	33,343
		226,271
Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	678,100	20,872
Media - 3.6%
AOL Time Warner, Inc. (a)	5,572,500	64,084
Clear Channel Communications, Inc. (a)	2,761,500	71,937
Fox Entertainment Group, Inc. Class A (a)	2,665,300	53,173
Liberty Media Corp. Class A (a)	4,300,900	33,805
News Corp. Ltd.:
ADR	487,780	9,829
sponsored ADR	603,040	10,252
Reader's Digest Association, Inc. Class A (non-vtg.)	2,759,029	46,076
Tribune Co.	2,127,600	84,891
Viacom, Inc. Class B (non-vtg.) (a)	6,450,854	251,132
Walt Disney Co.	2,312,510	41,001
		666,180
Multiline Retail - 1.2%
Big Lots, Inc. (a)	1,645,900	27,322
Federated Department Stores, Inc. (a)	2,031,440	76,402
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
JCPenney Co., Inc.	2,005,500	$ 35,297
Target Corp.	2,487,100	82,945
		221,966
Specialty Retail - 1.8%
AutoNation, Inc. (a)	243,800	3,289
Charming Shoppes, Inc. (a)	515,549	3,753
Gap, Inc.	6,254,200	75,989
Limited Brands, Inc.	5,810,178	104,409
Office Depot, Inc. (a)	509,800	6,617
RadioShack Corp.	1,203,700	30,815
Staples, Inc. (a)	6,179,838	103,141
		328,013
Textiles Apparel & Luxury Goods - 0.1%
Jones Apparel Group, Inc. (a)	487,900	16,603
TOTAL CONSUMER DISCRETIONARY		2,039,447
CONSUMER STAPLES - 6.8%
Beverages - 0.4%
The Coca-Cola Co.	1,389,100	69,372
Food & Drug Retailing - 1.0%
Albertson's, Inc.	2,905,300	81,871
CVS Corp.	3,656,500	104,576
		186,447
Food Products - 0.6%
Dean Foods Co. (a)	654,200	21,811
Fresh Del Monte Produce Inc.	387,600	9,504
Kellogg Co.	550,000	18,942
Kraft Foods, Inc. Class A	1,318,400	48,781
Tyson Foods, Inc. Class A	487,500	6,167
		105,205
Household Products - 1.7%
Colgate-Palmolive Co.	1,186,800	60,942
Kimberly-Clark Corp.	2,499,100	152,570
Procter & Gamble Co.	1,080,500	96,154
		309,666
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 1.7%
Avon Products, Inc.	1,369,100	$ 63,335
Gillette Co.	7,841,600	257,832
		321,167
Tobacco - 1.4%
Loews Corp. - Carolina Group	452,600	11,179
Philip Morris Companies, Inc.	5,541,800	255,200
		266,379
TOTAL CONSUMER STAPLES		1,258,236
ENERGY - 13.2%
Energy Equipment & Services - 2.2%
Baker Hughes, Inc.	3,534,600	94,727
BJ Services Co. (a)	877,100	27,971
Noble Corp. (a)	726,780	23,548
Schlumberger Ltd. (NY Shares)	6,009,200	257,915
		404,161
Oil & Gas - 11.0%
Anadarko Petroleum Corp.	484,600	21,080
BP PLC sponsored ADR	6,146,704	285,207
Burlington Resources, Inc.	1,102,000	40,278
ChevronTexaco Corp.	2,080,341	156,026
Conoco, Inc.	6,479,149	156,277
Devon Energy Corp.	588,341	24,522
Exxon Mobil Corp.	17,640,374	648,450
Marathon Oil Corp.	1,115,800	27,047
Royal Dutch Petroleum Co. (NY Shares)	4,381,500	200,235
Sunoco, Inc.	1,115,400	39,641
TotalFinaElf SA:
Series B	899,543	130,524
sponsored ADR	4,188,503	303,876
Valero Energy Corp.	342,200	11,655
		2,044,818
TOTAL ENERGY		2,448,979
FINANCIALS - 28.7%
Banks - 9.9%
Bank of America Corp.	4,745,917	315,603
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
Bank of New York Co., Inc.	6,180,934	$ 197,914
Bank One Corp.	4,970,739	193,411
Comerica, Inc.	2,514,939	146,269
FleetBoston Financial Corp.	4,131,896	95,860
Huntington Bancshares, Inc.	918,900	18,139
Mellon Financial Corp.	3,945,000	104,858
PNC Financial Services Group, Inc.	1,311,700	55,288
State Bank of India	427,614	2,040
U.S. Bancorp, Delaware	8,711,202	186,333
Wachovia Corp.	4,613,352	165,158
Wells Fargo & Co.	6,847,968	348,288
		1,829,161
Diversified Financials - 13.2%
American Express Co.	6,399,500	225,646
Charles Schwab Corp.	7,120,900	63,732
CIT Group, Inc.	2,420,100	54,355
Citigroup, Inc.	15,235,085	510,985
Fannie Mae	8,607,800	644,638
Freddie Mac	1,602,900	99,300
Household International, Inc.	4,755,978	202,938
J.P. Morgan Chase & Co.	8,487,450	211,847
Lehman Brothers Holdings, Inc.	994,000	56,370
Merrill Lynch & Co., Inc.	3,428,300	122,219
Morgan Stanley	3,954,860	159,579
Nomura Holdings, Inc.	4,203,000	56,145
Washington Mutual Capital Trust unit (e)	738,600	38,361
		2,446,115
Insurance - 4.8%
ACE Ltd.	2,848,400	90,209
AFLAC, Inc.	1,604,400	50,394
Allstate Corp.	3,180,800	120,902
American International Group, Inc.	5,167,057	330,278
Hartford Financial Services Group, Inc.	3,027,300	153,181
Marsh & McLennan Companies, Inc.	1,125,400	53,907
Prudential Financial, Inc.	634,600	20,935
Travelers Property Casualty Corp. Class A	4,038,900	65,834
		885,640
Real Estate - 0.8%
Crescent Real Estate Equities Co.	1,446,800	24,769
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Equity Office Properties Trust	660,600	$ 17,427
Equity Residential Properties Trust (SBI)	2,591,200	69,315
Public Storage, Inc.	1,219,600	46,040
		157,551
TOTAL FINANCIALS		5,318,467
HEALTH CARE - 5.6%
Health Care Equipment & Supplies - 0.2%
Bausch & Lomb, Inc.	146,200	4,836
Becton, Dickinson & Co.	1,349,300	39,211
		44,047
Health Care Providers & Services - 0.6%
IMS Health, Inc.	3,882,900	61,427
McKesson Corp.	1,402,400	46,167
		107,594
Pharmaceuticals - 4.8%
Abbott Laboratories	1,685,500	69,797
Bristol-Myers Squibb Co.	7,664,300	179,575
Eli Lilly & Co.	1,134,700	66,289
Johnson & Johnson	895,400	47,456
Merck & Co., Inc.	4,984,100	247,211
Pfizer, Inc.	2,090,000	67,612
Schering-Plough Corp.	4,276,900	109,061
Wyeth	2,444,700	97,544
		884,545
TOTAL HEALTH CARE		1,036,186
INDUSTRIALS - 11.8%
Aerospace & Defense - 2.9%
Boeing Co.	2,203,000	91,469
Honeywell International, Inc.	4,744,750	153,540
Lockheed Martin Corp.	1,427,700	91,530
Northrop Grumman Corp.	412,500	45,664
United Technologies Corp.	2,157,480	149,945
		532,148
Airlines - 0.1%
AMR Corp. (a)	2,611,600	29,198
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Building Products - 0.6%
Masco Corp.	4,911,300	$ 118,853
Commercial Services & Supplies - 1.1%
Avery Dennison Corp.	1,010,500	62,863
Ceridian Corp. (a)	1,297,900	22,467
First Data Corp.	266,000	9,297
New England Business Service, Inc.	414,300	9,840
Republic Services, Inc. (a)	2,766,930	48,698
Viad Corp.	1,966,500	44,895
		198,060
Electrical Equipment - 0.4%
Rockwell Automation, Inc.	4,005,300	74,098
Industrial Conglomerates - 2.6%
3M Co.	200,000	25,166
General Electric Co.	8,359,900	269,189
Hutchison Whampoa Ltd.	1,303,000	9,522
Textron, Inc.	1,806,000	71,156
Tyco International Ltd.	8,318,340	106,475
		481,508
Machinery - 2.6%
Caterpillar, Inc.	2,404,200	107,468
Deere & Co.	1,300,000	54,626
Eaton Corp.	871,200	60,827
Illinois Tool Works, Inc.	732,000	48,305
Ingersoll-Rand Co. Ltd. Class A	2,182,746	83,796
Kennametal, Inc.	350,400	11,367
Milacron, Inc.	138,800	1,053
Navistar International Corp.	774,700	19,980
Parker Hannifin Corp.	2,168,400	87,300
		474,722
Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	5,882,300	173,057
Union Pacific Corp.	1,856,700	108,933
		281,990
TOTAL INDUSTRIALS		2,190,577
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 5.4%
Communications Equipment - 0.4%
Cisco Systems, Inc. (a)	967,300	$ 12,759
Motorola, Inc.	5,455,100	63,279
		76,038
Computers & Peripherals - 1.7%
Dell Computer Corp. (a)	3,956,800	98,643
Hewlett-Packard Co.	7,786,561	110,180
International Business Machines Corp.	1,489,700	104,875
NCR Corp. (a)	266,300	7,006
		320,704
Electronic Equipment & Instruments - 1.2%
Arrow Electronics, Inc. (a)	1,675,500	28,601
Avnet, Inc.	2,768,900	46,241
PerkinElmer, Inc.	4,567,600	34,805
Tektronix, Inc. (a)	2,973,800	55,432
Thermo Electron Corp.	3,308,200	56,173
		221,252
IT Consulting & Services - 0.4%
Computer Sciences Corp. (a)	462,200	17,101
Electronic Data Systems Corp.	871,900	32,060
Unisys Corp. (a)	1,928,671	14,504
		63,665
Semiconductor Equipment & Products - 0.9%
Agere Systems, Inc. Class B (a)	1	0
Intel Corp.	4,931,200	92,657
Micron Technology, Inc. (a)	2,071,600	40,375
National Semiconductor Corp. (a)	946,600	17,143
Teradyne, Inc. (a)	532,000	7,980
		158,155
Software - 0.8%
Compuware Corp. (a)	2,734,480	10,145
Microsoft Corp. (a)	2,909,300	139,588
		149,733
TOTAL INFORMATION TECHNOLOGY		989,547
MATERIALS - 5.5%
Chemicals - 2.5%
Arch Chemicals, Inc.	755,350	15,749
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Chemicals - continued
Crompton Corp.	1,123,624	$ 12,528
Dow Chemical Co.	2,379,100	68,685
E.I. du Pont de Nemours & Co.	1,185,885	49,700
Hercules Trust II unit	31,600	18,486
Hercules, Inc. (a)	1,368,500	14,506
LG Chemical Ltd.	463,300	17,108
Lyondell Chemical Co.	2,321,762	30,647
Millennium Chemicals, Inc.	1,824,257	22,347
Olin Corp.	193,800	3,595
PolyOne Corp.	2,314,000	22,978
PPG Industries, Inc.	429,500	24,653
Praxair, Inc.	2,539,330	132,807
Solutia, Inc.	4,312,599	26,997
		460,786
Containers & Packaging - 0.2%
Owens-Illinois, Inc. (a)	679,400	8,493
Smurfit-Stone Container Corp. (a)	2,669,200	38,677
		47,170
Metals & Mining - 2.1%
Alcan, Inc.	2,049,100	57,475
Alcoa, Inc.	4,007,176	108,394
Dofasco, Inc.	1,982,900	35,684
Newmont Mining Corp. Holding Co.	956,200	23,331
Nucor Corp.	482,300	26,927
Pechiney SA Series A	1,134,086	46,495
Phelps Dodge Corp.	2,206,300	75,411
Xstrata PLC (a)	901,000	8,270
		381,987
Paper & Forest Products - 0.7%
Georgia-Pacific Group	3,557,000	77,898
Weyerhaeuser Co.	802,000	47,118
		125,016
TOTAL MATERIALS		1,014,959
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
AT&T Corp.	10,655,756	108,476
BellSouth Corp.	10,644,501	285,805
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
SBC Communications, Inc.	11,445,944	$ 316,595
Verizon Communications, Inc.	6,170,444	203,625
		914,501
UTILITIES - 2.5%
Electric Utilities - 2.2%
Cinergy Corp.	616,098	20,886
Dominion Resources, Inc.	849,500	50,494
DPL, Inc.	2,116,779	39,372
Entergy Corp.	4,086,300	165,618
FirstEnergy Corp.	2,082,200	64,028
Northeast Utilities	3,541,390	58,964
		399,362
Gas Utilities - 0.0%
Kinder Morgan Management LLC	359,637	9,890
Kinder Morgan, Inc.	352	15
		9,905
Multi-Utilities & Unregulated Power - 0.3%
SCANA Corp.	1,695,300	50,266
TOTAL UTILITIES		459,533
TOTAL COMMON STOCKS (Cost $16,061,851)		17,670,432
Preferred Stocks - 2.3%

Convertible Preferred Stocks - 2.3%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.1%
General Motors Corp. Series B, $1.313	863,700	20,953
Hotels, Restaurants & Leisure - 0.1%
Six Flags, Inc. $1.8125 PIERS	821,600	19,718
Media - 0.1%
J.N. Taylor Holdings Ltd. 9.5% (a)	956,400	0
MediaOne Group, Inc. (Vodafone Group PLC) $3.04 PIES	442,700	6,942
TOTAL CONSUMER DISCRETIONARY		47,613
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
FINANCIALS - 0.8%
Diversified Financials - 0.4%
Ford Motor Co. Capital Trust II $3.25	976,600	$ 49,490
Lucent Technologies Capital Trust I $77.50 (e)	24,200	11,646
		61,136
Insurance - 0.4%
ACE Ltd. $4.125 PRIDES	450,600	28,838
Prudential Financial, Inc. $3.375	141,000	7,942
St. Paul Companies, Inc. $4.50	473,500	28,410
Travelers Property Casualty Corp. $1.125	500,000	10,997
		76,187
TOTAL FINANCIALS		137,323
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Raytheon Co. $4.13	380,400	21,231
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.2%
Lucent Technologies, Inc. $80.00 (e)	12,360	5,562
Motorola, Inc. $3.50	918,300	36,080
		41,642
IT Consulting & Services - 0.2%
Electronic Data Systems Corp. $3.81 PRIDES	993,100	36,427
TOTAL INFORMATION TECHNOLOGY		78,069
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Georgia-Pacific Group $3.75 PEPS	631,600	15,071
UTILITIES - 0.6%
Electric Utilities - 0.4%
Cinergy Corp. $4.75 PRIDES	342,700	19,034
FPL Group, Inc. $4.00	176,600	8,962
TXU Corp.:
$0.8125 PRIDES	795,000	20,463
$4.375	486,700	22,695
		71,154
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Convertible Preferred Stocks - continued
UTILITIES - continued
Gas Utilities - 0.2%
El Paso Corp. $4.50	280,000	$ 11,144
NiSource, Inc. $3.875 PIES	606,800	23,362
Sempra Energy $2.125	609,800	13,011
		47,517
TOTAL UTILITIES		118,671
TOTAL CONVERTIBLE PREFERRED STOCKS		417,978
Nonconvertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CSC Holdings, Inc. Series M, $11.125	7,419	356
TOTAL PREFERRED STOCKS (Cost $486,224)		418,334
Corporate Bonds - 1.7%
Ratings (unaudited) (b)		Principal Amount (000s)
Convertible Bonds - 1.3%
CONSUMER DISCRETIONARY - 0.5%
Hotels, Restaurants & Leisure - 0.1%
Royal Caribbean Cruises Ltd. liquid yield option note 0% 2/2/21	Ba2	$ 32,550	11,653
Media - 0.3%
Cox Communications, Inc. 0.4259% 4/19/20	Baa3	53,170	22,034
Liberty Media Corp. 3.5% 1/15/31 (e)	Baa3	24,460	16,144
News America, Inc. liquid yield option note 0% 2/28/21 (e)	Baa3	49,080	22,700
			60,878
Multiline Retail - 0.1%
JCPenney Co., Inc. 5% 10/15/08 (e)	B1	11,110	9,749
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 0.0%
J. Baker, Inc. 7% 6/1/49 (d)	-	$ 13,300	$ 3,325
TOTAL CONSUMER DISCRETIONARY			85,605
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Baa3	48,670	12,411
Navistar Financial Corp. 4.75% 4/1/09 (e)	Ba2	5,734	4,660
			17,071
Insurance - 0.0%
Loews Corp. 3.125% 9/15/07	A3	11,000	9,374
TOTAL FINANCIALS			26,445
INDUSTRIALS - 0.4%
Commercial Services & Supplies - 0.1%
ADT Operations, Inc. liquid yield option note 0% 7/6/10	Ba2	19,295	13,809
Industrial Conglomerates - 0.1%
Tyco International Group SA 0% 2/12/21	Ba2	29,110	20,395
Machinery - 0.2%
SPX Corp. liquid yield option note:
0% 2/6/21 (e)	Ba3	42,190	26,289
0% 2/6/21	Ba3	9,580	5,969
			32,258
TOTAL INDUSTRIALS			66,462
INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.1%
Corning, Inc. 3.5% 11/1/08	Ba2	29,440	15,462
Computers & Peripherals - 0.1%
Quantum Corp. 7% 8/1/04	B2	16,080	14,150
Electronic Equipment & Instruments - 0.0%
Agilent Technologies, Inc. 3% 12/1/21	Baa2	14,330	12,917
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	$ 1,230	$ 500
Sanmina-SCI Corp. 0% 9/12/20	Ba2	2,040	650
			14,067
TOTAL INFORMATION TECHNOLOGY			43,679
MATERIALS - 0.1%
Metals & Mining - 0.1%
Freeport-McMoRan Copper & Gold, Inc. 8.25% 1/31/06 (e)	B-	14,830	19,716
TOTAL CONVERTIBLE BONDS			241,907
Nonconvertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.1%
Hotels, Restaurants & Leisure - 0.0%
Domino's, Inc. 10.375% 1/15/09	B2	1,320	1,422
Extended Stay America, Inc. 9.875% 6/15/11	B2	1,265	1,246
Park Place Entertainment Corp. 8.125% 5/15/11	Ba2	1,385	1,378
Penn National Gaming, Inc. 11.125% 3/1/08	B3	1,250	1,328
Wheeling Island Gaming, Inc. 10.125% 12/15/09	B3	1,330	1,350
			6,724
Household Durables - 0.0%
D.R. Horton, Inc.:
8% 2/1/09	Ba1	615	597
10.5% 4/1/05	Ba1	850	880
			1,477
Media - 0.1%
CanWest Media, Inc. 10.625% 5/15/11	B2	1,540	1,555
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (g)	B2	615	197
10% 5/15/11	B2	1,575	977
Corus Entertainment, Inc. 8.75% 3/1/12	B1	1,510	1,491
LBI Media, Inc. 10.125% 7/15/12 (e)	B3	1,845	1,808
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	$ 1,420	$ 1,385
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06 (d)	Caa1	1,330	971
Penton Media, Inc. 11.875% 10/1/07 (e)	B3	850	510
Radio One, Inc. 8.875% 7/1/11	B3	1,860	1,869
Telewest PLC yankee 11% 10/1/07 (g)	Caa3	1,450	334
			11,097
Specialty Retail - 0.0%
AutoNation, Inc. 9% 8/1/08	Ba2	1,190	1,226
United Auto Group, Inc. 9.625% 3/15/12 (e)	B3	1,010	990
			2,216
TOTAL CONSUMER DISCRETIONARY			21,514
CONSUMER STAPLES - 0.1%
Beverages - 0.0%
Canandaigua Brands, Inc. 8.5% 3/1/09	Ba3	1,280	1,299
Food & Drug Retailing - 0.0%
Rite Aid Corp. 12.5% 9/15/06	B-	1,065	1,033
Food Products - 0.1%
Corn Products International, Inc. 8.25% 7/15/07	Ba1	1,230	1,169
Dean Foods Co. 8.15% 8/1/07	B1	890	881
			2,050
Household Products - 0.0%
Pennzoil-Quaker State Co. 6.75% 4/1/09	Ba2	1,440	1,498
TOTAL CONSUMER STAPLES			5,880
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Pride Petroleum Services, Inc. 9.375% 5/1/07	Ba2	1,235	1,287
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - 0.0%
Chesapeake Energy Corp. 8.125% 4/1/11	B1	$ 1,390	$ 1,366
Vintage Petroleum, Inc. 8.25% 5/1/12	Ba3	1,065	1,044
			2,410
TOTAL ENERGY			3,697
FINANCIALS - 0.1%
Diversified Financials - 0.1%
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	1,280	1,280
Delta Air Lines, Inc. pass thru trust certificate 7.779% 1/2/12	Baa2	1,330	1,324
Hollinger Participation Trust 12.125% 11/15/10 pay-in-kind (e)	B3	1,393	1,254
Stone Container Finance Co. yankee 11.5% 8/15/06 (e)	B2	1,250	1,325
U.S. West Capital Funding, Inc. 6.875% 7/15/28	B2	1,230	443
			5,626
Real Estate - 0.0%
Meditrust Corp. 7.82% 9/10/26	Ba3	1,460	1,445
TOTAL FINANCIALS			7,071
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Alderwoods Group, Inc. 11% 1/2/07	-	1,164	1,158
Hanger Orthopedic Group, Inc. 10.375% 2/15/09	B2	1,820	1,875
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (e)	B3	1,235	1,189
			4,222
Pharmaceuticals - 0.0%
aaiPharma, Inc. 11% 4/1/10 (e)	Caa1	1,330	1,230
TOTAL HEALTH CARE			5,452
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Tyco International Group SA yankee 6.375% 10/15/11	Ba2	$ 1,785	$ 1,330
Machinery - 0.0%
Joy Global, Inc. 8.75% 3/15/12	B2	1,205	1,205
TOTAL INDUSTRIALS			2,535
INFORMATION TECHNOLOGY - 0.0%
Electronic Equipment & Instruments - 0.0%
ChipPAC International Ltd. 12.75% 8/1/09	B3	1,660	1,677
MATERIALS - 0.1%
Chemicals - 0.1%
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (e)	B3	905	905
IMC Global, Inc. 10.875% 6/1/08	Ba1	1,455	1,535
Lyondell Chemical Co. 9.875% 5/1/07	Ba3	1,530	1,423
			3,863
Containers & Packaging - 0.0%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (e)	B2	1,200	1,194
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	510	462
7.8% 5/15/18	B3	280	224
Riverwood International Corp. 10.625% 8/1/07	B3	1,640	1,705
			3,585
Metals & Mining - 0.0%
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	1,945	1,964
Paper & Forest Products - 0.0%
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	920	828
8.125% 5/15/11	Ba1	430	378
			1,206
TOTAL MATERIALS			10,618
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
NTL Communications Corp. 11.5% 10/1/08 (d)	Ca	$ 1,960	$ 294
Qwest Corp. 8.875% 3/15/12 (e)	Ba3	365	288
WorldCom, Inc.:
7.5% 5/15/11 (d)	Ca	1,395	174
8.25% 5/15/31 (d)	Ca	555	69
			825
Wireless Telecommunication Services - 0.0%
American Tower Corp. 9.375% 2/1/09	Caa1	620	322
Echostar Broadband Corp. 10.375% 10/1/07	B1	2,140	2,054
Nextel Communications, Inc. 0% 10/31/07 (g)	B3	1,230	800
			3,176
TOTAL TELECOMMUNICATION SERVICES			4,001
UTILITIES - 0.0%
Electric Utilities - 0.0%
CMS Energy Corp. 8.5% 4/15/11	B3	1,575	1,040
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	1,810	1,738
6.25% 3/1/04	B3	730	686
			3,464
Multi-Utilities & Unregulated Power - 0.0%
Western Resources, Inc. 7.875% 5/1/07 (e)	Ba1	1,190	1,107
TOTAL UTILITIES			4,571
TOTAL NONCONVERTIBLE BONDS			67,016
TOTAL CORPORATE BONDS (Cost $365,717)			308,923
Floating Rate Loans - 0.0%
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.0%
Hotels, Restaurants & Leisure - 0.0%
Wyndham International, Inc. term loan 6.625% 6/30/06 (f)	-	$ 1,171	$ 966
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Suiza Foods Corp. Tranche B term loan 4.11% 7/15/08 (f)	Ba2	1,845	1,852
FINANCIALS - 0.0%
Diversified Financials - 0.0%
American Tower LP Tranche B term loan 4.86% 12/31/07 (f)	B2	1,100	946
Nextel Finance Co. Tranche D term loan 4.9375% 3/31/09 (f)	-	1,750	1,383
			2,329
INDUSTRIALS - 0.0%
Commercial Services & Supplies - 0.0%
Allied Waste North America, Inc.:
Tranche B term loan 4.6635% 7/21/06 (f)	Ba3	1,391	1,349
Tranche C term loan 4.9311% 7/21/07 (f)	Ba3	1,669	1,619
			2,968
TOTAL FLOATING RATE LOANS (Cost $8,487)			8,115
Money Market Funds - 0.7%
	Shares
Fidelity Cash Central Fund, 1.84% (c)	113,106,221	113,106
Fidelity Securities Lending Cash Central Fund, 1.86% (c)	21,072,886	21,073
TOTAL MONEY MARKET FUNDS (Cost $134,179)		134,179
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $17,056,458)		18,539,983
NET OTHER ASSETS - (0.2)%		(33,327)
NET ASSETS - 100%		$ 18,506,656
Security Type Abbreviations
PEPS	-	Participating Equity Preferred Shares/Premium Exchangeable Participating Shares
PIERS	-	Preferred Income Equity Redeemable Securities
PIES	-	Premium Income Equity Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $166,627,000 or 0.9% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(g) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $2,765,516,000 and $2,604,897,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $131,000 for the period.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $20,244,000. The weighted average interest rate was 1.90%. At period end there were no interfund loans outstanding.

The fund invested in loans and loan participations, trade claims or other receivables. At period end the value of these investments amounted to $8,115,000 or 0.0% of net assets.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $21,086) (cost $17,056,458) - See accompanying schedule		$ 18,539,983
Cash		83
Receivable for investments sold		38,492
Receivable for fund shares sold		18,336
Dividends receivable		29,282
Interest receivable		3,606
Other receivables		118
Total assets		18,629,900
Liabilities
Payable for investments purchased	$ 64,756
Payable for fund shares redeemed	26,052
Distributions payable	70
Accrued management fee	7,467
Other payables and accrued expenses	3,826
Collateral on securities loaned, at value	21,073
Total liabilities		123,244
Net Assets		$ 18,506,656
Net Assets consist of:
Paid in capital		$ 17,033,363
Undistributed net investment income		29,443
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(39,657)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,483,507
Net Assets, for 447,864 shares outstanding		$ 18,506,656
Net Asset Value, offering price and redemption price per share ($18,506,656 ÷ 447,864 shares)		$ 41.32

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended July 31, 2002 (Unaudited)
Investment Income
Dividends		$ 213,087
Interest		12,266
Security lending		337
Total income		225,690
Expenses
Management fee	$ 51,064
Transfer agent fees	22,436
Accounting and security lending fees	683
Non-interested trustees' compensation	66
Custodian fees and expenses	167
Registration fees	197
Audit	69
Legal	57
Interest	17
Miscellaneous	54
Total expenses before reductions	74,810
Expense reductions	(1,469)	73,341
Net investment income (loss)		152,349
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $572 on sales of investments in affiliated issuers)	(33,819)
Foreign currency transactions	431
Total net realized gain (loss)		(33,388)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,043,514)
Assets and liabilities in foreign currencies	96
Total change in net unrealized appreciation (depreciation)		(3,043,418)
Net gain (loss)		(3,076,806)
Net increase (decrease) in net assets resulting from operations		$ (2,924,457)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended July 31, 2002 (Unaudited)	Year ended January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 152,349	$ 311,942
Net realized gain (loss)	(33,388)	530,274
Change in net unrealized appreciation (depreciation)	(3,043,418)	(2,532,577)
Net increase (decrease) in net assets resulting from operations	(2,924,457)	(1,690,361)
Distributions to shareholders from net investment income	(152,926)	(332,508)
Distributions to shareholders from net realized gain	(62,352)	(519,167)
Total distributions	(215,278)	(851,675)
Share transactions Net proceeds from sales of shares	2,454,129	5,031,069
Reinvestment of distributions	208,155	824,781
Cost of shares redeemed	(2,568,880)	(4,584,959)
Net increase (decrease) in net assets resulting from share transactions	93,404	1,270,891
Total increase (decrease) in net assets	(3,046,331)	(1,271,145)
Net Assets
Beginning of period	21,552,987	22,824,132
End of period (including undistributed net investment income of $29,443 and undistributed net investment income of $30,020, respectively)	$ 18,506,656	$ 21,552,987
Other Information Shares
Sold	51,991	99,897
Issued in reinvestment of distributions	4,242	17,056
Redeemed	(56,003)	(92,666)
Net increase (decrease)	230	24,287

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended July 31, 2002	Years ended January 31,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 48.15	$ 53.91	$ 50.96	$ 55.46	$ 52.20	$ 44.47
Income from Investment Operations
Net investment income (loss) D	.34	.71	.85	.82	.85	.94
Net realized and unrealized gain (loss)	(6.69)	(4.53)	6.29	.63	5.65	9.79
Total from investment operations	(6.35)	(3.82)	7.14	1.45	6.50	10.73
Distributions from net investment income	(.34)	(.76)	(.87)	(.82)	(.85)	(.96)
Distributions from net realized gain	(.14)	(1.18)	(3.32)	(5.13)	(2.39)	(2.04)
Total distributions	(.48)	(1.94)	(4.19)	(5.95)	(3.24)	(3.00)
Net asset value, end of period	$ 41.32	$ 48.15	$ 53.91	$ 50.96	$ 55.46	$ 52.20
Total Return B, C	(13.34)%	(7.06)%	14.93%	2.27%	12.79%	24.69%
Ratios to Average Net Assets E
Expenses before expense reductions	.70% A	.69%	.69%	.69%	.67%	.67%
Expenses net of voluntary waivers, if any	.70% A	.69%	.69%	.69%	.67%	.67%
Expenses net of all reductions	.69% A	.67%	.67%	.67%	.66%	.65%
Net investment income (loss)	1.43% A	1.41%	1.63%	1.42%	1.54%	1.90%
Supplemental Data
Net assets, end of period (in millions)	$ 18,507	$ 21,553	$ 22,824	$ 21,111	$ 23,267	$ 21,272
Portfolio turnover rate	25% A	23%	25%	26%	30%	23%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Equity-Income Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, prior period premium and discount on debt securities, market discount, contingent interest, non-taxable dividends and losses deferred due to wash sales.

Semiannual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 4,230,088	|
Unrealized depreciation	(2,753,745)
Net unrealized appreciation (depreciation)	$ 1,476,343
Cost for federal income tax purposes	$ 17,063,640

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Loans and Other Direct Debt Instruments. The fund may invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Information regarding loans and other direct debt instruments is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .48% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .21% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,639 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $1,241 of the fund's expenses. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $1 and $227, respectively.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Kellwood Co.	$ -	$ 3,002	$ -	$ -

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Fidelity's Growth and Income Funds

Balanced Fund

Convertible Securities Fund

Equity-Income Fund

Equity-Income II Fund

Fidelity® Fund

Global Balanced Fund

Growth & Income Portfolio

Growth & Income II Portfolio

Puritan® Fund

Real Estate Investment Portfolio

Utilities Fund

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

EQU-SANN-0902 158023
1.536123.105

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Utilities

Fund

Semiannual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC,
Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial Average®    - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Utilities	-29.58%	-40.84%	-14.59%	59.08%
S&P 500 ®	-18.74%	-23.63%	2.23%	161.46%
Russell 3000® Utilities	-29.27%	-39.62%	-11.38%	52.94%
Utility Funds Average	-19.70%	-31.85%	2.87%	74.38%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) - a market capitalization-weighted index of common stocks - and the Russell 3000® Utilities Index - a market capitalization-weighted index comprised of over 200 utility stocks that are included in the Russell 3000 Index. To measure how the fund's performance stacked up against its peers, you can compare it to the utility funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 94 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Utilities	-40.84%	-3.11%	4.75%
S&P 500	-23.63%	0.44%	10.09%
Russell 3000 Utilities	-39.62%	-2.39%	4.34%
Utility Funds Average	-31.85%	0.40%	5.63%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Utilities Fund on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $15,908 - a 59.08% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index and the Russell 3000 Utilities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 in the S&P 500 Index would have grown to $26,146 - a 161.46% increase. If $10,000 was put in the Russell 3000 Utilities Index, it would have grown to $15,294 - a 52.94% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

They say traveling back in time is impossible. Lately, however, it seems as if the major U.S. stock market benchmarks are doing just that. During the six-month period ending July 31, 2002, the Standard & Poor's 500SM Index and the NASDAQ Composite® Index both retreated back to 1997 levels, and the Dow Jones Industrial AverageSM reached a nearly four-year low, wiping out years of gains in the process. The past six months were particularly unpleasant for equity investors, especially June and July. With investor confidence sapped by reports of corporate malfeasance, the Dow suffered triple-digit losses in eight of 11 sessions at one point during July. While the average bounced back with its second and third best point gains ever at the tail-end of the month, the damage had already been done. For the overall six-month period, the Dow - a performance measure of 30 blue-chip stocks - dropped 11.08%. The large-cap S&P 500® index fared even worse, losing 18.74%, while the technology- and telecommunications-heavy NASDAQ plunged 31.20%. Even small-cap stocks and more value-oriented equities, as represented by the Russell 2000® Index and Russell 3000 Value Index, respectively, suffered double-digit declines during the period after weathering the market volatility fairly well previously.

(Portfolio Manager photograph)
Note to shareholders: Martin Zinny became Portfolio Manager of Fidelity Utilities Fund on March 1, 2002.

Q. How did the fund perform, Martin?

A. For the six months ending July 31, 2002, the fund returned -29.58%, in line with the Russell 3000 Utilities Index, which returned -29.27%. During the same period, the Lipper Inc. utility funds average fell 19.70%. For the 12 months ending July 31, 2002, the fund fell 40.84%, while the Russell index and Lipper average dropped 39.62% and 31.85%, respectively.

Q. What factors plagued utility stocks during the past six months?

A. While every segment of the market finished the period in the red, telecommunication services was the hardest hit. Several high-profile corporate scandals and rating agency downgrades - including major wireline services firms WorldCom and Qwest - cast a dark cloud over the sector, exacerbating the falloff in business fundamentals spurred by a weak economy. The declining number of telephone lines in use and increased wireless usage hurt local phone companies, as did sluggish demand for data services and increased competition. Long-distance providers continued to suffer from severe pricing pressures and customer switching, especially as local phone companies received long-distance approval. Most emerging carriers collapsed under enormous debt loads, while equipment providers suffered from excess network capacity caused by years of overinvestment. Declining margins and subscriber growth rates caused by fierce competition, as well as slowing handset penetration and turnover, plagued the wireless services and equipment providers. Similar to telecom, unregulated power utilities engaged in energy trading and power production also were hurt by excess capacity, debt burdens and post-Enron accounting issues. Conversely, stocks of traditional regulated electric and gas utilities - while also incurring losses - generally outperformed their unregulated counterparts.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What drove fund performance relative to its benchmarks?

A. Assuming a more defensive position and rebalancing the fund after taking over in March helped. I reduced the fund's longstanding emphasis on telecom, given my concerns about weakening fundamentals and further downside risk in the sector, and shifted into more stable regulated power and gas utilities. While this positioning, coupled with strong security selection, helped relative to the index, the fund's still-hefty telecom weighting hurt, particularly versus its competitors, which tended to have much less exposure to the sector. Looking back, I wish I had sold even more telecom. In utilities, I tried to own more regulated companies with steady earnings growth, higher-than-average dividend yields, solid management teams, little or no energy trading operations and scant exposure to the downturn in wholesale power prices. While these companies may have offered lower growth rates, I felt they were safer and would thus receive higher valuations. That strategy worked up until July when, unfortunately, even the more defensive names declined with the broader market. Traditional electric utilities were our top contributors, including Northeast Utilities, TXU Corp., KeySpan, Equitable Resources and Southern Company. While we also benefited from generally avoiding weak unregulated utilities, we were hurt by holding independent power producer AES, which suffered from heavy exposure to troubled emerging markets.

Q. What about your telecom strategy?

A. It was tough finding safety in telecom. That said, I focused more intently on companies with solid market positions, low debt, strong cash flows and more attractive growth prospects. Steering clear of the lagging wireless services providers and emerging carriers was a plus, as was dodging the WorldCom bomb. We weren't as fortunate, however, with several of the names we did own. The fund suffered from maintaining a position in Qwest, which we felt was oversold due to liquidity concerns. Rural wireline services provider Citizens Communications was a beaten-down turnaround story that was ignored by investors wary of overstretched balance sheets. Finally, underweighting regional Bell operating companies (RBOCs) SBC Communications and Verizon - major components of the benchmark - detracted, as they declined less than most telecom stocks.

Q. What's your outlook?

A. Since I expect a defensive bias to remain in the market over the near term, I'm comfortable with the fund's positioning at period end. I'll likely continue to focus on higher-quality, simple electric and gas utilities, while avoiding firms overly exposed to wholesale power prices still at risk to supply pressures. In telecom, while I expect some improvement from the RBOCs as the economy firms, I'm currently finding more attractive opportunities in the rural wireline space due to less competition and better valuations.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: high total return through a combination of current income and capital appreciation

Fund number: 311

Trading symbol: FIUIX

Start date: November 27, 1987

Size: as of July 31, 2002, more than $794 million

Manager: Martin Zinny, since March 2002; research analyst, utilities sector, since 2001; joined Fidelity in 2001

3

Martin Zinny on his investment approach:

"I continuously look for companies that appear undervalued on an absolute basis and inexpensive relative to other sectors, the broader market and numerous other metrics. I favor companies that demonstrate stable and consistent earnings growth, operate in a favorable regulatory environment, and evidence limited power price exposure and proprietary trading activities. When I find a company I like, I tend to take a large position in it. Conversely, I tend to completely avoid those I feel do not meet my criteria.

"I feel my background is well-suited to run a utilities fund. My experience prior to joining Fidelity as a research analyst includes spending two years as an investment associate following telecommunications stocks. This exposure allowed me to become quite familiar with the issues facing companies in the sector. As part of my analysis, I spend a lot of time meeting with companies and getting to know their management teams, particularly on the utilities side where it's critical to assess whether they really understand the complexities of electric deregulation and have adequate financial sophistication to appropriately assess the risks and opportunities facing their companies. Not surprisingly, most of my stock picks in the fund are with some of the smarter management teams in their respective spaces."

Semiannual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	9.7	10.4
BellSouth Corp.	8.9	11.8
SBC Communications, Inc.	6.8	7.0
TXU Corp.	6.2	4.0
FirstEnergy Corp.	5.9	3.5
AT&T Corp.	4.8	7.7
Dominion Resources, Inc.	4.7	0.0
Citizens Communications Co.	4.7	7.3
Entergy Corp.	4.3	1.9
Northeast Utilities	4.1	2.8
	60.1
Top Industries as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Electric Utilities	44.5	22.6
Diversified Telecommunication Services	37.8	56.5
Gas Utilities	6.0	2.9
Media	4.9	11.4
Oil & Gas	2.6	0.6

Asset Allocation (% of fund's net assets)
As of July 31, 2002*		As of January 31, 2002**
	Stocks 96.1%		Stocks 98.8%
	Convertible Securities 2.4%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 0.8%
* Foreign investments	0.0%	** Foreign investments	1.5%

Semiannual Report

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 4.9%
Media - 4.9%
Comcast Corp. Class A (special) (a)	181,200	$ 3,787
EchoStar Communications Corp. Class A (a)	1,587,600	25,894
General Motors Corp. Class H (a)	902,700	8,937
		38,618
ENERGY - 2.6%
Oil & Gas - 2.6%
Equitable Resources, Inc.	616,700	21,085
INDUSTRIALS - 1.3%
Industrial Conglomerates - 1.3%
Tyco International Ltd.	801,300	10,257
TELECOMMUNICATION SERVICES - 38.5%
Diversified Telecommunication Services - 37.8%
ALLTEL Corp.	393,200	15,932
AT&T Corp.	3,722,887	37,899
BellSouth Corp.	2,648,700	71,118
Broadwing, Inc. (a)	157,000	319
Citizens Communications Co.	6,768,831	37,093
Qwest Communications International, Inc. (a)	5,519,527	7,065
SBC Communications, Inc.	1,969,434	54,475
TeraBeam Networks (c)	9,600	2
Verizon Communications, Inc.	2,329,600	76,876
		300,779
Wireless Telecommunication Services - 0.7%
American Tower Corp. Class A (a)	1,781,900	3,991
Nextel Communications, Inc. Class A (a)	276,700	1,585
		5,576
TOTAL TELECOMMUNICATION SERVICES		306,355
UTILITIES - 48.8%
Electric Utilities - 42.1%
Ameren Corp.	210,700	9,208
Cinergy Corp.	767,200	26,008
Dominion Resources, Inc.	625,600	37,186
DPL, Inc.	604,700	11,247
DQE, Inc.	188,200	2,560
DTE Energy Co.	483,200	19,792
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utilities - continued
Entergy Corp.	836,000	$ 33,883
FirstEnergy Corp.	1,540,100	47,358
FPL Group, Inc.	490,100	27,764
Northeast Utilities	1,942,040	32,335
NSTAR	147,000	6,292
Southern Co.	1,092,600	31,445
TXU Corp.	1,149,600	49,582
		334,660
Gas Utilities - 6.0%
KeySpan Corp.	730,300	25,487
Kinder Morgan Management LLC	140,000	3,850
Kinder Morgan, Inc.	229,300	9,541
Sempra Energy	408,300	8,656
		47,534
Multi-Utilities & Unregulated Power - 0.7%
AES Corp. (a)	2,712,700	5,561
TOTAL UTILITIES		387,755
TOTAL COMMON STOCKS (Cost $1,136,189)		764,070
Convertible Preferred Stocks - 2.4%

UTILITIES - 2.4%
Electric Utilities - 2.4%
Ameren Corp. $2.438 ACES	42,000	1,159
Cinergy Corp. $4.75 PRIDES	101,000	5,610
Dominion Resources, Inc. $4.375	250,000	12,500
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $18,600)		19,269
Money Market Funds - 2.5%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.84% (b)	14,496,287	$ 14,496
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	4,851,600	4,852
TOTAL MONEY MARKET FUNDS (Cost $19,348)		19,348
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $1,174,137)		802,687
NET OTHER ASSETS - (1.0)%		(7,700)
NET ASSETS - 100%		$ 794,987
Security Type Abbreviations
ACES	-	Automatic Common Exchange Securities
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 36
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $232,529,000 and $389,730,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $22,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $2,000 or 0.0% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $5,172,000. The weighted average interest rate was 1.8%. Interest expense includes $500 paid under the interfund lending program. At period end there were no interfund loans outstanding.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $2,208,000. The weighted average interest rate was 1.94%. Interest expense includes $500 paid under the bank borrowing program. At period end there were no bank borrowings outstanding.

Income Tax Information
At January 31, 2002, the fund had a capital loss carryforward of approximately $406,946,000 all of which will expire on January 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $2,594) (cost $1,174,137) - See accompanying schedule		$ 802,687
Receivable for investments sold		294
Receivable for fund shares sold		309
Dividends receivable		2,639
Interest receivable		37
Other receivables		19
Total assets		805,985
Liabilities
Payable for investments purchased	$ 3,850
Payable for fund shares redeemed	1,588
Accrued management fee	428
Other payables and accrued expenses	280
Collateral on securities loaned, at value	4,852
Total liabilities		10,998
Net Assets		$ 794,987
Net Assets consist of:
Paid in capital		$ 1,769,431
Undistributed net investment income		3,090
Accumulated undistributed net realized gain (loss) on investments		(606,085)
Net unrealized appreciation (depreciation) on investments		(371,449)
Net Assets, for 89,193 shares outstanding		$ 794,987
Net Asset Value, offering price and redemption price per share ($794,987 ÷ 89,193 shares)		$ 8.91

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended July 31, 2002 (Unaudited)
Investment Income
Dividends		$ 12,385
Interest		233
Security lending		36
Total income		12,654
Expenses
Management fee Basic fee	$ 2,597
Performance adjustment	988
Transfer agent fees	1,355
Accounting and security lending fees	140
Non-interested trustees' compensation	1
Custodian fees and expenses	13
Registration fees	21
Audit	23
Legal	4
Interest	1
Miscellaneous	11
Total expenses before reductions	5,154
Expense reductions	(262)	4,892
Net investment income (loss)		7,762
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		(172,072)
Change in net unrealized appreciation (depreciation) on investment securities		(195,529)
Net gain (loss)		(367,601)
Net increase (decrease) in net assets resulting from operations		$ (359,839)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended July 31, 2002 (Unaudited)	Year ended January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 7,762	$ 17,998
Net realized gain (loss)	(172,072)	(216,562)
Change in net unrealized appreciation (depreciation)	(195,529)	(313,726)
Net increase (decrease) in net assets resulting from operations	(359,839)	(512,290)
Distributions to shareholders from net investment income	(6,806)	(18,058)
Share transactions Net proceeds from sales of shares	39,551	142,151
Reinvestment of distributions	6,043	16,077
Cost of shares redeemed	(202,436)	(536,332)
Net increase (decrease) in net assets resulting from share transactions	(156,842)	(378,104)
Total increase (decrease) in net assets	(523,487)	(908,452)
Net Assets
Beginning of period	1,318,474	2,226,926
End of period (including undistributed net investment income of $3,090 and undistributed net investment income of $2,134, respectively)	$ 794,987	$ 1,318,474
Other Information Shares
Sold	3,501	9,655
Issued in reinvestment of distributions	530	1,152
Redeemed	(18,430)	(36,553)
Net increase (decrease)	(14,399)	(25,746)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended July 31, 2002	Years ended January 31,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 12.73	$ 17.22	$ 26.18	$ 24.11	$ 19.62	$ 17.37
Income from Investment Operations
Net investment income (loss) D	.08	.16	.10	.15	.35	.43
Net realized and unrealized gain (loss)	(3.83)	(4.49)	(4.24)	5.15	5.78	4.46
Total from investment operations	(3.75)	(4.33)	(4.14)	5.30	6.13	4.89
Distributions from net investment income	(.07)	(.16)	(.09)	(.18)	(.35)	(.44)
From net realized gain	-	-	(3.40)	(3.05)	(1.29)	(2.20)
In excess of net realized gain	-	-	(1.33)	-	-	-
Total distributions	(.07)	(.16)	(4.82)	(3.23)	(1.64)	(2.64)
Net asset value, end of period	$ 8.91	$ 12.73	$ 17.22	$ 26.18	$ 24.11	$ 19.62
Total Return B, C	(29.58)%	(25.22)%	(16.21)%	23.80%	32.60%	29.16%
Ratios to Average Net Assets E
Expenses before expense reductions	.96% A	.94%	.80%	.80%	.85%	.87%
Expenses net of voluntary waivers, if any	.96% A	.94%	.80%	.80%	.85%	.87%
Expenses net of all reductions	.91% A	.89%	.78%	.79%	.83%	.85%
Net investment income (loss)	1.44% A	1.05%	.43%	.61%	1.63%	2.34%
Supplemental Data
Net assets, end of period (in millions)	$ 795	$ 1,318	$ 2,227	$ 2,973	$ 2,245	$ 1,738
Portfolio turnover rate	44% A	58%	126%	50%	55%	57%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Utilities Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 37,770	|
Unrealized depreciation	(430,133)
Net unrealized appreciation (depreciation)	$ (392,363)
Cost for federal income tax purposes	$ 1,195,050

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Semiannual Report

2. Operating Policies - continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .20% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.15% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was .67% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .25% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $233 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

Semiannual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $260 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $2.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

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Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
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Overnight Express
Fidelity Investments
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Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

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For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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The Fidelity Telephone Connection

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and Account Assistance 1-800-544-6666

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Fidelity® Structured Large Cap Value

Fidelity Structured Mid Cap Value

Fidelity Structured Large Cap Growth

Fidelity Structured Mid Cap Growth

Funds

Semiannual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

Performance Overview	<Click Here>

Fidelity Structured Large Cap Value Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Value Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Large Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Fidelity Structured Mid Cap Growth Fund	<Click Here>	Performance
	<Click Here>	Fund Talk: The Manager's Overview
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements

Notes	<Click Here>	Notes to the Financial Statements.

Standard & Poor's 500, S&P, and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

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(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

The views expressed in this report reflect those of each fund's portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the funds nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

Performance Overview

Major equity benchmarks dropped to four- and five-year lows during the six-month period ending July 31, 2002, and the resulting "statement shock" sent many investors scurrying for protection in the bond and money markets. Both the Standard & Poor's 500SM Index - an index of 500 widely held large-cap stocks - and the technology- and telecommunications-rich NASDAQ Composite® Index posted negative returns in five of the past six months.

The reasons for the market sell-off are wide reaching and well known. When the period opened in February 2002, the U.S. economy was steadily emerging from recession, and still in recovery mode from the terrorist attacks of September 11. Expectations were high for an economic recovery and stock market rebound in 2002, particularly on the heels of the fourth quarter of 2001, when signs of gradual economic improvement inspired investors to step back into the equity markets with passion. Economically sensitive cyclical stocks - particularly in the technology sector - received the bulk of investors' interest, leading to three consecutive months of positive returns for the S&P 500®, the NASDAQ and the Dow Jones Industrial AverageSM during October, November and December.

Unfortunately, that momentum failed to carry over into 2002, as reports of corporate accounting misdeeds, beginning with the Enron scandal, began to dominate the nation's headlines. A number of companies were caught "cooking the books" - misleading investors on profitability - leading to stunning drops in share prices, bankruptcies and, in some cases, arrests. Investors' faith in the integrity of the financial markets was further shaken by claims that major brokerage houses and their equity analysts were making fraudulent stock recommendations. The negative sentiment generated by these incidents snowballed during the late spring and summer of 2002, wiping out years of gains in the process. Two late-July session rallies spurred hopes that the markets may have reached a bottom, but did little to ease the losses already incurred. For the overall six-month period ending July 31, 2002, the Dow lost 11.08%, the S&P 500 dropped 18.74% and the NASDAQ index declined 31.20%.

Turning to individual sectors, all seven major market segments tracked by Goldman Sachs posted negative returns during the past six months, with four of the seven suffering double-digit declines. The consumer sector soundly outperformed the broader market despite its double-digit dip. Consumer staples such as food, beverages and household products were the strongest performers. People buy soda, toothpaste and laundry detergent regardless of the economic or equity market environment. One weak area in the consumer space was the broadcasting and cable industry. Lower advertising revenues, legislation targeting anti-competitive practices in the radio industry and suspicions of accounting irregularities plagued a number of companies in the sector. Tobacco companies also tailed off significantly late in the period.

Cyclical stocks also outperformed the broader market. Homebuilders were among the best performers, as they continued to benefit from strong supply/demand dynamics and low mortgage rates. Aerospace and defense stocks also did well given higher national security and military budgets. Lockheed Martin, Northrup Grumman and General Dynamics posted very strong earnings. Elsewhere, Tyco International was at the forefront of negative news in the cyclical sector. Poor earnings, a troubled spin-off and the resignation of its CEO resulted in a steep decline in Tyco's share price and also caused collateral damage to other large conglomerates, including General Electric.

The financial services sector was the best performing market segment of the past six months and outperformed the broader market. Against a backdrop of low and declining interest rates, commercial banks and other lenders held up well. Insurance stocks fell but also outperformed the market due to improving pricing power. On the negative side, the plunging stock market, in addition to the highly publicized controversy about conflicts of interest among equity research analysts, drove the shares of investment bankers and brokerages down sharply.

Several segments of the health care sector took a beating during the six-month period, particularly pharmaceuticals. Traditionally a favored haven in a market downturn because of their historically steady earnings, brand-name pharmaceuticals were hurt by a number of negative developments, including patent expirations for key drugs, a lack of new products in the pipeline and increasing competition from generic drug makers. Biotechnology stocks also plummeted, as increasing investor risk aversion caused a general movement away from the traditionally volatile biotech industry. Health care service providers were among the better performers in the entire market. Hospital operators such as Tenet Healthcare, HCA and Triad Hospitals all reported solid earnings growth with expectations of continued strength.

The natural resources sector offered mixed performance throughout the past six months. Gold stocks gave jittery equity investors a place to hide from the bear market and performed very well before tailing off late in the period. At the outset of the period, falling oil and gas prices tempered the sector's overall return. But when their prices rebounded early in 2002, energy stock prices responded in kind. However, energy and the equipment and services stocks were the worst performers in the natural resources sector late in the period when energy prices took a breather from their upward trend.

Overall, the technology sector was the worst performing major market segment of the past six months. Tech stocks suffered a massive sell-off as increasing doubts about the strength of the U.S. economic recovery, along with falling stock prices, generated concerns that businesses would continue to conserve capital expenditures and postpone an anticipated rebound in corporate investment. With weak business fundamentals and corporate technology spending in the doldrums, few areas in technology were able to escape the market slide.

Telecommunications stocks also fared poorly amid a deluge of allegations of dubious accounting practices and other questionable corporate behavior. Investor distrust sharpened concerns about continued weak business fundamentals and onerous debt levels shouldered by many companies. The utilities industry was also plagued by its share of accounting scandals. Aggravating investor distrust left over from the Enron debacle, several companies admitted to engaging in "round trip" energy trades - simultaneous purchase and sale transactions that artificially inflated revenues without improving the overall performance of the businesses.

Semiannual Report

Fidelity Structured Large Cap Value Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Life of fund
Fidelity® Structured Large Cap Value	-13.98%	-12.43%
Russell 1000® Value	-12.96%	-11.73%
Growth Funds Average	-20.59%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 1000® Value - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,109 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Structured Large Cap Value Fund on November 15, 2001. As the chart shows, by July 31, 2002, the value of the investment would have been $8,757 - a 12.43% decrease on the initial investment. For comparison, look at how the Russell 1000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $8,827 - an 11.73% decrease.

The LipperSM large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the six month cumulative total return for the large-cap value funds average was -15.25%. The six month cumulative total return for the large-cap supergroup was -19.84%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Structured Large Cap Value Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Macdonald, Portfolio Manager of Fidelity Structured Large Cap Value Fund

Q. How did the fund perform, Bob?

A. During the six-month period ending July 31, 2002, the fund was down 13.98%. In comparison, the Russell 1000 Value Index fell 12.96% and the growth funds average tracked by Lipper Inc. declined 20.59% during the same period. From its inception on November 15, 2001, through July 31, 2002, the fund dropped 12.43%, while the Russell index fell 11.73%. Lipper does not calculate a life-of-fund return.

Q. What factors caused the fund to underperform its index, yet outperform its peer group average during the past six months?

A. Overweighting the airline industry, including such stocks as Atlantic Coast and Alaska Air that unexpectedly were pulled down with the entire group, hurt the fund's return relative to its index. Additionally, slightly underweighting railroads and banks also had a moderately negative impact. As far as our stock selection, it wasn't helpful to have been slightly overexposed to some poor-performing basic materials stocks, such as aluminum producer Alcan. As part of a broader trend among our analysts, the fund owned Alcan because our materials analyst felt the company was attractively valued and positioned well to benefit from an economic upturn. In hindsight, it appears the fund was early in owning some of these economically sensitive companies because the economy remained sluggish, but I maintained our baseline position in them because I felt the fund would eventually be rewarded for it. Other economically sensitive companies that proved disappointing were household durables Snap-On and Black & Decker, building products firm York International and financial services giant Citigroup. With respect to our peer group, my hunch is that many other equity fund managers strayed away from a value orientation in an effort to expose their portfolios to more-aggressive stocks with faster growth potential. This style drift toward faster growth stocks may have caused those funds to underperform when the economy unexpectedly stalled. I tried very carefully to avoid this style drift.

Q. Outside of emphasizing economically sensitive stocks, were there any other key investment themes?

A. On the one hand, few stocks moved higher and maintained that higher pricing point following positive earnings results. On the other hand, those companies forced to deliver unwelcomed news generally got slaughtered. As a result of this market climate, many of our analysts had a hard time identifying the one or two best companies in an industry that would dramatically outperform their peers. The environment simply did not reward taking concentrated positions. Therefore, several analysts recommended the fund hold a basket of well-positioned stocks in a particular industry to minimize the negative event risk of owning any individual name. Fortunately, broadening the fund's industry weightings was a theme that did have a positive impact on performance.

Q. What was your biggest challenge in managing the fund?

A. One of the central goals of our active investment strategy is to try to control the risk of the portfolio by keeping its style characteristics - 11 metrics in total, including the fund's price-to-earnings ratio, for instance - in line with its benchmark. Given the unprecedented level of market volatility that existed, I felt it was important to close the gap further among our weightings of the industries in comparison to the index, and tighten up on an individual stock level as well. In other words, in recognition of the difficult investment environment, I was forced to monitor the differences between the fund and the benchmark more frequently than in a less volatile environment because the payoff or loss for getting those bets right or wrong would have been intensified.

Q. What holdings performed well?

A. Casino operator Harrah's Entertainment did well as the company continued to put up good earnings against a weak economic backdrop. An uptick in defense spending benefited aerospace and defense contractor Lockheed Martin. Investors also rewarded Bank One for its relatively low valuation, strong balance sheet and the reorganization plans of management.

Q. What's your outlook for large-cap value stocks, Bob?

A. It may continue to be a challenging environment in the near term and we've got to deal with it. Given the rapid flow of information that occurs today and the quick reactions on Wall Street to such information, my objective is to maintain a close relationship with Fidelity's team of analysts and be more responsive to their recommendations, while continuing to keep the portfolio's style in check. I'm optimistic about a few things. Large-cap valuations have finally improved on the margin relative to the rest of the market. There is some earnings growth momentum, and I'm starting to see more positive earnings pre-announcements among this asset class than I saw during the past two years.

Note to shareholders: Effective September 3, 2002, the Fidelity Structured Large Cap Value Fund adopted a 0.75% short-term trading fee on shares held for less than 30 days. The redemption fee is designed to protect the interests of long-term shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 708

Trading symbol: FSLVX

Start date: November 15, 2001

Size: as of July 31, 2002, more than $15 million

Manager: Robert Macdonald, since inception; manager, various structured equity portfolios for institutional accounts, since 1987; joined Fidelity in 1985

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Semiannual Report

Fidelity Structured Large Cap Value Fund

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.7	4.0
American International Group, Inc.	3.6	1.1
Citigroup, Inc.	3.4	3.6
Bank of America Corp.	3.0	2.7
ChevronTexaco Corp.	2.7	2.6
J.P. Morgan Chase & Co.	2.2	0.0
Verizon Communications, Inc.	2.1	2.3
Bank One Corp.	2.0	2.3
Wells Fargo & Co.	1.6	1.7
BellSouth Corp.	1.5	2.3
	26.8
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.2	29.3
Consumer Discretionary	11.4	12.0
Energy	10.5	10.7
Industrials	10.2	9.5
Consumer Staples	7.7	6.7
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *
Stocks 96.1%
Short-Term Investments and Net Other Assets 3.9%
* Foreign investments	0.5%

As of January 31, 2002 *
Stocks and Investment Companies 98.5%
Short-Term Investments and Net Other Assets 1.5%
* Foreign investments	1.1%

Semiannual Report

Fidelity Structured Large Cap Value Fund

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.1%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.1%
American Axle & Manufacturing Holdings, Inc. (a)	400	$ 10,200
Automobiles - 0.6%
General Motors Corp.	2,000	93,100
Hotels, Restaurants & Leisure - 2.4%
Harrah's Entertainment, Inc. (a)	3,480	164,674
McDonald's Corp.	8,710	215,573
		380,247
Household Durables - 2.1%
Black & Decker Corp.	2,060	93,730
Centex Corp.	1,830	87,749
Pulte Homes, Inc.	860	41,211
Snap-On, Inc.	4,240	115,201
		337,891
Media - 3.7%
AOL Time Warner, Inc. (a)	10,000	115,000
Clear Channel Communications, Inc. (a)	3,660	95,343
Comcast Corp. Class A (special) (a)	3,780	79,002
Fox Entertainment Group, Inc. Class A (a)	2,730	54,464
McGraw-Hill Companies, Inc.	450	28,148
Omnicom Group, Inc.	1,250	66,638
Viacom, Inc. Class B (non-vtg.) (a)	2,800	109,004
Walt Disney Co.	2,200	39,006
		586,605
Multiline Retail - 0.9%
Big Lots, Inc. (a)	2,000	33,200
Kohl's Corp. (a)	1,100	72,600
Saks, Inc. (a)	1,300	13,832
Target Corp.	900	30,015
		149,647
Specialty Retail - 1.4%
Best Buy Co., Inc. (a)	735	24,182
CDW Computer Centers, Inc. (a)	800	38,240
Home Depot, Inc.	700	21,616
Limited Brands, Inc.	7,400	132,978
		217,016
Textiles Apparel & Luxury Goods - 0.2%
Tropical Sportswear International Corp. (a)	1,300	25,597
TOTAL CONSUMER DISCRETIONARY		1,800,303
CONSUMER STAPLES - 7.7%
Beverages - 1.2%
PepsiCo, Inc.	1,000	42,940
The Coca-Cola Co.	2,950	147,323
		190,263
Food & Drug Retailing - 1.2%
CVS Corp.	6,600	188,760

	Shares	Value (Note 1)
Food Products - 0.8%
ConAgra Foods, Inc.	1,600	$ 40,176
Kraft Foods, Inc. Class A	2,160	79,920
		120,096
Household Products - 1.4%
Kimberly-Clark Corp.	2,220	135,531
Procter & Gamble Co.	980	87,210
		222,741
Personal Products - 1.9%
Estee Lauder Companies, Inc. Class A	3,240	98,237
Gillette Co.	6,410	210,761
		308,998
Tobacco - 1.2%
Philip Morris Companies, Inc.	4,030	185,582
TOTAL CONSUMER STAPLES		1,216,440
ENERGY - 10.5%
Energy Equipment & Services - 0.5%
Smith International, Inc. (a)	200	6,322
Weatherford International Ltd. (a)	1,740	70,574
		76,896
Oil & Gas - 10.0%
ChevronTexaco Corp.	5,610	420,750
Conoco, Inc.	6,740	162,569
Equitable Resources, Inc.	2,000	68,380
Exxon Mobil Corp.	20,200	742,545
Phillips Petroleum Co.	3,410	176,468
Suncor Energy, Inc.	800	13,345
Valero Energy Corp.	100	3,406
		1,587,463
TOTAL ENERGY		1,664,359
FINANCIALS - 31.2%
Banks - 11.0%
Bank of America Corp.	7,150	475,475
Bank One Corp.	8,230	320,229
Fifth Third Bancorp	1,400	92,498
FleetBoston Financial Corp.	4,690	108,808
Huntington Bancshares, Inc.	5,300	104,622
Sovereign Bancorp, Inc.	7,300	105,777
U.S. Bancorp, Delaware	2,780	59,464
Wachovia Corp.	5,880	210,504
Wells Fargo & Co.	5,110	259,895
		1,737,272
Diversified Financials - 10.5%
Citigroup, Inc.	16,060	538,652
Fannie Mae	1,090	81,630
Freddie Mac	1,560	96,642
Goldman Sachs Group, Inc.	750	54,863
Household International, Inc.	650	27,736
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	14,200	$ 354,432
Lehman Brothers Holdings, Inc.	1,600	90,736
MBNA Corp.	1,500	29,085
Merrill Lynch & Co., Inc.	4,720	168,268
Morgan Stanley	5,280	213,048
		1,655,092
Insurance - 7.7%
AFLAC, Inc.	3,530	110,877
Allstate Corp.	4,510	171,425
AMBAC Financial Group, Inc.	1,610	101,478
American International Group, Inc.	8,980	574,002
Hartford Financial Services Group, Inc.	1,150	58,190
MBIA, Inc.	2,790	138,356
MetLife, Inc.	2,400	67,656
		1,221,984
Real Estate - 2.0%
Apartment Investment & Management Co. Class A	1,800	80,928
Equity Office Properties Trust	2,920	77,030
Equity Residential Properties Trust (SBI)	1,650	44,138
ProLogis Trust	2,300	58,650
Simon Property Group, Inc.	1,600	57,584
		318,330
TOTAL FINANCIALS		4,932,678
HEALTH CARE - 5.1%
Health Care Providers & Services - 1.7%
HCA, Inc.	1,600	75,200
Tenet Healthcare Corp. (a)	2,360	112,454
UnitedHealth Group, Inc.	900	78,894
		266,548
Pharmaceuticals - 3.4%
Abbott Laboratories	1,300	53,833
Bristol-Myers Squibb Co.	3,470	81,302
Johnson & Johnson	3,000	159,000
Merck & Co., Inc.	1,700	84,320
Pfizer, Inc.	2,450	79,258
Wyeth	2,030	80,997
		538,710
TOTAL HEALTH CARE		805,258
INDUSTRIALS - 10.2%
Aerospace & Defense - 3.2%
Boeing Co.	1,400	58,128
General Dynamics Corp.	700	56,644
Honeywell International, Inc.	300	9,708
Lockheed Martin Corp.	2,820	180,790

	Shares	Value (Note 1)
Northrop Grumman Corp.	1,460	$ 161,622
United Technologies Corp.	660	45,870
		512,762
Airlines - 0.8%
AMR Corp. (a)	3,000	33,540
Continental Airlines, Inc. Class B (a)	1,800	19,296
Delta Air Lines, Inc.	300	4,674
Northwest Airlines Corp. (a)	5,900	54,752
Southwest Airlines Co.	800	11,048
UAL Corp.	1,200	7,140
		130,450
Building Products - 1.0%
American Standard Companies, Inc. (a)	970	69,365
Masco Corp.	1,770	42,834
York International Corp.	1,190	38,140
		150,339
Commercial Services & Supplies - 1.9%
Allied Waste Industries, Inc. (a)	1,200	7,920
Avery Dennison Corp.	2,030	126,286
Exult, Inc. (a)	3,300	9,570
First Data Corp.	1,800	62,910
InterCept, Inc. (a)	880	17,556
Viad Corp.	3,000	68,490
		292,732
Construction & Engineering - 0.0%
Fluor Corp.	210	6,741
Industrial Conglomerates - 0.5%
3M Co.	680	85,564
Machinery - 2.6%
Albany International Corp. Class A	2,600	60,320
Danaher Corp.	570	35,369
Illinois Tool Works, Inc.	1,280	84,467
Kennametal, Inc.	740	24,006
Navistar International Corp.	3,480	89,749
Parker Hannifin Corp.	1,470	59,182
Pentair, Inc.	400	16,268
SPX Corp. (a)	330	34,485
		403,846
Road & Rail - 0.2%
Kansas City Southern (a)	2,000	32,520
TOTAL INDUSTRIALS		1,614,954
INFORMATION TECHNOLOGY - 3.0%
Communications Equipment - 0.4%
Comverse Technology, Inc. (a)	700	5,572
Motorola, Inc.	5,660	65,656
		71,228
Computers & Peripherals - 0.9%
Apple Computer, Inc. (a)	4,700	71,722
Dell Computer Corp. (a)	300	7,479
Hewlett-Packard Co.	690	9,764
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
NCR Corp. (a)	1,800	$ 47,358
Sun Microsystems, Inc. (a)	2,300	9,016
		145,339
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	200	3,776
Millipore Corp.	890	29,459
Thermo Electron Corp.	2,840	48,223
		81,458
Semiconductor Equipment & Products - 0.5%
Agere Systems, Inc. Class A (a)	8,580	16,302
KLA-Tencor Corp. (a)	870	34,269
Micron Technology, Inc. (a)	1,300	25,337
		75,908
Software - 0.7%
Adobe Systems, Inc.	1,500	35,940
Microsoft Corp. (a)	1,450	69,571
		105,511
TOTAL INFORMATION TECHNOLOGY		479,444
MATERIALS - 5.4%
Chemicals - 2.7%
Engelhard Corp.	1,000	25,000
Georgia Gulf Corp.	760	17,632
Lyondell Chemical Co.	8,150	107,580
Millennium Chemicals, Inc.	9,180	112,455
PPG Industries, Inc.	300	17,220
Praxair, Inc.	2,860	149,578
		429,465
Containers & Packaging - 1.1%
Pactiv Corp. (a)	9,200	167,164
Sealed Air Corp.	600	8,706
		175,870
Metals & Mining - 1.6%
Alcan, Inc.	2,070	58,061
Alcoa, Inc.	2,560	69,248
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	1,700	25,959
Phelps Dodge Corp.	3,000	102,540
		255,808
TOTAL MATERIALS		861,143
TELECOMMUNICATION SERVICES - 5.3%
Diversified Telecommunication Services - 5.3%
AT&T Corp.	15,000	152,700
BellSouth Corp.	8,910	239,234
Qwest Communications International, Inc. (a)	7,400	9,472

	Shares	Value (Note 1)
SBC Communications, Inc.	3,630	$ 100,406
Verizon Communications, Inc.	9,990	329,670
		831,482
UTILITIES - 6.3%
Electric Utilities - 5.4%
Ameren Corp.	3,400	148,580
Dominion Resources, Inc.	3,000	178,320
Entergy Corp.	1,740	70,522
FirstEnergy Corp.	4,650	142,988
FPL Group, Inc.	400	22,660
Northeast Utilities	2,910	48,452
Southern Co.	3,750	107,925
TXU Corp.	3,300	142,329
		861,776
Gas Utilities - 0.9%
KeySpan Corp.	1,300	45,370
Kinder Morgan, Inc.	2,200	91,542
		136,912
TOTAL UTILITIES		998,688
TOTAL COMMON STOCKS (Cost $17,400,117)		15,204,749
Cash Equivalents - 3.1%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.8%, dated 7/31/02 due 8/1/02 (Cost $495,000)	$ 495,025	495,000
TOTAL INVESTMENT PORTFOLIO - 99.2% (Cost $17,895,117)		15,699,749
NET OTHER ASSETS - 0.8%		120,567
NET ASSETS - 100%		$ 15,820,316
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $14,866,199 and $8,270,819, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $252 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Large Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $495,000) (cost $17,895,117) - See accompanying schedule		$ 15,699,749
Cash		919
Receivable for fund shares sold		140,724
Dividends receivable		14,321
Prepaid expenses		7,625
Total assets		15,863,338
Liabilities
Payable for fund shares redeemed	$ 24,230
Accrued management fee	807
Other payables and accrued expenses	17,985
Total liabilities		43,022
Net Assets		$ 15,820,316
Net Assets consist of:
Paid in capital		$ 18,592,404
Undistributed net investment income		37,288
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(614,008)
Net unrealized appreciation (depreciation) on investments		(2,195,368)
Net Assets, for 1,810,749 shares outstanding		$ 15,820,316
Net Asset Value, offering price and redemption price per share ($15,820,316 ÷ 1,810,749 shares)		$ 8.74

Statement of Operations

	Six months ended July 31, 2002 (Unaudited)
Investment Income
Dividends		$ 145,972
Interest		4,341
Total income		150,313
Expenses
Management fee	$ 48,558
Transfer agent fees	21,219
Accounting fees and expenses	30,297
Non-interested trustees' compensation	27
Custodian fees and expenses	9,370
Registration fees	22,544
Audit	15,282
Legal	33
Miscellaneous	33
Total expenses before reductions	147,363
Expense reductions	(47,472)	99,891
Net investment income (loss)		50,422
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(578,290)
Foreign currency transactions	56
Total net realized gain (loss)		(578,234)
Change in net unrealized appreciation (depreciation) on investment securities		(2,321,702)
Net gain (loss)		(2,899,936)
Net increase (decrease) in net assets resulting from operations		$ (2,849,514)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Mid Cap Value Fund

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2002 (Unaudited)	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 50,422	$ 9,814
Net realized gain (loss)	(578,234)	(35,982)
Change in net unrealized appreciation (depreciation)	(2,321,702)	126,334
Net increase (decrease) in net assets resulting from operations	(2,849,514)	100,166
Distributions to shareholders from net investment income	(13,846)	(8,800)
Share transactions Net proceeds from sales of shares	13,257,245	12,147,093
Reinvestment of distributions	13,476	8,567
Cost of shares redeemed	(6,271,165)	(562,906)
Net increase (decrease) in net assets resulting from share transactions	6,999,556	11,592,754
Total increase (decrease) in net assets	4,136,196	11,684,120
Net Assets
Beginning of period	11,684,120	-
End of period (including undistributed net investment income of $37,288 and undistributed net investment income of $804, respectively)	$ 15,820,316	$ 11,684,120
Other Information Shares
Sold	1,322,064	1,203,838
Issued in reinvestment of distributions	1,280	828
Redeemed	(661,970)	(55,291)
Net increase (decrease)	661,374	1,149,375

Financial Highlights

	Six months ended July 31, 2002	Year ended January 31,
	(Unaudited)	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.17	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.01
Net realized and unrealized gain (loss)	(1.45)	.17
Total from investment operations	(1.42)	.18
Distributions from net investment income	(.01)	(.01)
Total distributions	(.01)	(.01)
Net asset value, end of period	$ 8.74	$ 10.17
Total Return B, C	(13.98)%	1.80%
Ratios to Average Net Assets F
Expenses before expense reductions	1.75% A	3.13% A
Expenses net of voluntary waivers, if any	1.20% A	1.20% A
Expenses net of all reductions	1.19% A	1.20% A
Net investment income (loss)	.60% A	.55% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,820	$ 11,684
Portfolio turnover rate	105% A	81% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Mid Cap Value Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Life of fund
Fidelity Structured Mid Cap Value	-8.42%	-2.92%
Russell Midcap® Value	-8.14%	-2.22%
Mid-Cap Funds Average	-18.95%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell Midcap® Value - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. companies. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 722 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Value Fund on November 15, 2001. As the chart shows, by July 31, 2002, the value of the investment would have been $9,708 - a 2.92% decrease on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,778 - a 2.22% decrease.

The Lipper mid-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the six month cumulative total return for the mid-cap core funds average was -15.65%. The six month cumulative total return for the mid-cap supergroup was -18.48%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Seminnual Report

Fidelity Structured Mid Cap Value Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Robert Macdonald, Portfolio Manager of Fidelity Structured Mid Cap Value Fund

Q. How did the fund perform, Bob?

A. During the six-month period ending July 31, 2002, the fund was off 8.42%, while the Russell Midcap Value Index fell 8.14% and the mid-cap funds average tracked by Lipper Inc. declined 18.95%. From its inception on November 15, 2001, through the end of the period on July 31, 2002, the fund was down 2.92%, while the Russell index fell 2.22%. Lipper does not calculate a life-of-fund return.

Q. What factors helped keep the fund's return in line with its index and significantly outperform its peer group?

A. Clearly being a fund that owned value stocks and one that kept its style orientation closely in line with the Russell Midcap Value Index was a significant reason. I believe the fund outperformed its mid-cap funds peer group for the same reasons. Many other funds in the mid-cap universe emphasized more aggressive stocks that performed worse than value-oriented stocks during the past six months. Investors generally favored less risky investments amid a very difficult market environment characterized by economic weakness, corporate accounting scandals and a series of high-profile bankruptcies.

Q. What specific areas enhanced the fund's return relative to the index? Where did the fund fall short?

A. Our stock selection, which consists of the most highly rated stocks among each of Fidelity's industry analysts, had a positive impact on performance. More specifically, in nine out of 13 sectors, our stock selection added value versus the index. The fund's holdings in the utilities sector made the greatest contribution. Elsewhere, despite owning a mix of slightly better performing stocks, some of our industry-weighting decisions were unfavorable and detracted from good stock picking. For example, overweighting the poor-performing airline, construction, industrial parts and insurance industries wasn't helpful. All told, the difference in the fund's industry weightings versus the index was very minor, but given the extreme volatility that existed, even those slight differences were substantial enough to cause a deficiency in the fund's relative performance. When I initially put the portfolio together, I made a point of emphasizing those stocks highly recommended by Fidelity's analysts that were among the most liquid in the index. I emphasized liquidity because I believed it was in the long-term interests of the shareholders to do so, allowing me to quickly respond to changes in sentiment among our analysts and trade in a timely and cost-effective manner. During the recent sharp downdrafts in the market, the most liquid stocks generally suffered the most, and my emphasis on them hindered the fund's performance a bit during this short-term stretch.

Q. What investment themes did the fund participate in?

A. One theme the analysts and I stressed was to have a slightly higher exposure to industries in which we felt the majority of companies were gaining pricing power for their products or services. For example, we emphasized several insurance stocks because our analyst felt many companies were seeing enough demand to allow them to maintain or increase their pricing levels. In such instances, these companies could see a substantial boost to their earnings. For the same reason, we also overweighted selected holdings in the hospital, home products and food industries.

Q. What holdings performed well? Which disappointed?

A. Trigon Healthcare, the fund's top performer, rose nearly 40% during the period, benefiting from its acquisition by another regional health insurer, Anthem. Investors were attracted to Commerce Bancorp, another contributor, for its solid earnings and rapid rate of deposit growth. Among the disappointments, Apple Computer suffered when demand for its critically acclaimed iMac personal computer crested sooner than expected, augmenting a steep drop in the company's fiscal third-quarter earnings. Five of the fund's top-10 detractors were airlines, which faced mounting costs due to a downturn in lucrative corporate travel. These names included AMR, UAL and Delta. First Energy, an Ohio-based nuclear power producer, was hurt when corrosion in its plant forced it to temporarily go offline.

Q. What's your outlook for mid-cap value stocks, Bob?

A. Should the difficult investment environment continue, this asset class could continue to be a relatively good place in which to be invested. Mid-cap value stocks are still reasonably valued relative to other areas of the equity market. The group's earnings growth is among the equity market's best. Mid-cap value stocks also have a relative transparency of operations and balance sheet structure compared to large-cap firms. Further, given their lower profiles, these stocks are less likely to make the kind of front-page news headlines that recently crippled several large-cap stocks. Despite the fund's negative absolute return this period, I believe it still may be a good place to be investing.

Note to shareholders: Effective September 3, 2002, the Fidelity Structured Mid Cap Value Fund adopted a 0.75% short-term trading fee on shares held for less than 30 days. The redemption fee is designed to protect the interests of long-term shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 762

Trading symbol: FSMVX

Start date: November 15, 2001

Size: as of July 31, 2002, more than $45 million

Manager: Robert Macdonald, since inception; manager, various structured equity portfolios for institutional accounts, since 1987; joined Fidelity in 1985

3

Semiannual Report

Fidelity Structured Mid Cap Value Fund

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Sovereign Bancorp, Inc.	1.5	0.0
Equity Residential Properties Trust (SBI)	1.5	1.5
MBIA, Inc.	1.4	1.6
Cinergy Corp.	1.4	0.0
Apartment Investment & Management Co. Class A	1.4	1.7
FirstEnergy Corp.	1.4	2.3
SouthTrust Corp.	1.4	1.2
Huntington Bancshares, Inc.	1.4	1.8
AMBAC Financial Group, Inc.	1.3	1.5
KeySpan Corp.	1.3	0.4
	14.0
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	27.2	23.4
Consumer Discretionary	14.8	14.1
Industrials	13.8	15.0
Utilities	12.1	8.7
Materials	9.3	8.8
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *
	Stocks 97.0%
	Short-Term Investments and Net Other Assets 3.0%
* Foreign investments	1.8%

As of January 31, 2002 *
Stocks and Investment Companies 95.7%
Short-Term Investments and Net Other Assets 4.3%
* Foreign investments	4.3%

Semiannual Report

Fidelity Structured Mid Cap Value Fund

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.8%
American Axle & Manufacturing Holdings, Inc. (a)	8,480	$ 216,240
Delphi Corp.	17,060	169,918
		386,158
Hotels, Restaurants & Leisure - 2.2%
Harrah's Entertainment, Inc. (a)	10,800	511,056
Starwood Hotels & Resorts Worldwide, Inc. unit	2,470	63,479
Wendys International, Inc.	11,270	414,623
		989,158
Household Durables - 5.5%
Black & Decker Corp.	7,940	361,270
Centex Corp.	6,440	308,798
Leggett & Platt, Inc.	5,710	128,418
Lennar Corp.	4,590	232,943
Newell Rubbermaid, Inc.	2,300	69,184
Pulte Homes, Inc.	9,290	445,177
Ryland Group, Inc.	6,000	245,400
Snap-On, Inc.	13,320	361,904
Standard Pacific Corp.	5,500	144,375
Whirlpool Corp.	4,290	246,117
		2,543,586
Leisure Equipment & Products - 0.1%
Brunswick Corp.	2,200	50,336
Media - 3.6%
Cablevision Systems Corp. - Rainbow Media Group (a)	14,070	133,243
Clear Channel Communications, Inc. (a)	1,370	35,689
E.W. Scripps Co. Class A	4,200	320,040
Fox Entertainment Group, Inc. Class A (a)	21,240	423,738
Lamar Advertising Co. Class A (a)	3,700	116,846
McGraw-Hill Companies, Inc.	1,550	96,953
Meredith Corp.	1,200	43,764
Omnicom Group, Inc.	5,720	304,933
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	2,500	26,375
The New York Times Co. Class A	1,000	45,250
TMP Worldwide, Inc. (a)	5,800	89,552
		1,636,383
Multiline Retail - 0.5%
Big Lots, Inc. (a)	4,600	76,360
JCPenney Co., Inc.	1,500	26,400
Saks, Inc. (a)	13,410	142,682
		245,442
Specialty Retail - 1.9%
American Eagle Outfitters, Inc. (a)	4,600	76,176
CDW Computer Centers, Inc. (a)	4,000	191,200
Circuit City Stores, Inc. - Circuit City Group	6,300	107,415
Gap, Inc.	10,400	126,360

	Shares	Value (Note 1)
Limited Brands, Inc.	14,990	$ 269,370
Office Depot, Inc. (a)	4,290	55,684
Sonic Automotive, Inc. Class A (a)	3,000	59,940
		886,145
Textiles Apparel & Luxury Goods - 0.2%
Oshkosh B'Gosh, Inc. Class A	2,900	87,290
TOTAL CONSUMER DISCRETIONARY		6,824,498
CONSUMER STAPLES - 4.1%
Food & Drug Retailing - 1.1%
CVS Corp.	10,950	313,170
Fleming Companies, Inc.	5,470	75,213
Longs Drug Stores Corp.	4,310	105,336
		493,719
Food Products - 2.5%
Corn Products International, Inc.	1,530	41,999
Dean Foods Co. (a)	8,330	277,722
Delta & Pine Land Co.	4,790	92,255
Hershey Foods Corp.	5,650	443,299
McCormick & Co., Inc. (non-vtg.)	6,300	143,325
Sensient Technologies Corp.	6,910	147,943
		1,146,543
Tobacco - 0.5%
Loews Corp. - Carolina Group	4,750	117,325
UST, Inc.	4,500	132,435
		249,760
TOTAL CONSUMER STAPLES		1,890,022
ENERGY - 5.7%
Energy Equipment & Services - 1.2%
ENSCO International, Inc.	2,900	74,965
National-Oilwell, Inc. (a)	3,800	65,664
Rowan Companies, Inc.	5,480	107,244
Smith International, Inc. (a)	5,800	183,338
Weatherford International Ltd. (a)	2,540	103,022
		534,233
Oil & Gas - 4.5%
Conoco, Inc.	11,470	276,656
Equitable Resources, Inc.	15,710	537,125
Hurricane Hydrocarbons Class A	13,430	114,137
Occidental Petroleum Corp.	2,500	67,725
Phillips Petroleum Co.	5,330	275,828
Premcor, Inc.	4,740	103,332
Suncor Energy, Inc.	18,500	308,606
Talisman Energy, Inc.	2,670	108,733
Valero Energy Corp.	8,000	272,480
		2,064,622
TOTAL ENERGY		2,598,855
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - 27.2%
Banks - 11.1%
Astoria Financial Corp.	9,580	$ 322,367
Bank One Corp.	3,500	136,185
Banknorth Group, Inc.	22,020	560,189
Commerce Bancorp, Inc., New Jersey	11,140	514,891
Greater Bay Bancorp	16,040	389,130
Huntington Bancshares, Inc.	31,870	629,114
M&T Bank Corp.	2,900	242,440
Mellon Financial Corp.	3,240	86,119
Mercantile Bankshares Corp.	2,950	115,611
North Fork Bancorp, Inc.	1,110	45,077
Popular, Inc.	730	25,535
SouthTrust Corp.	25,230	636,805
Sovereign Bancorp, Inc.	49,180	712,614
Synovus Financial Corp.	9,680	232,320
UnionBanCal Corp.	9,700	420,689
Zions Bancorp	470	23,740
		5,092,826
Diversified Financials - 2.2%
A.G. Edwards, Inc.	1,980	68,112
Allied Capital Corp.	9,470	196,976
Bear Stearns Companies, Inc.	400	24,088
Charles Schwab Corp.	2,300	20,585
Federated Investors, Inc. Class B (non-vtg.)	6,890	195,814
SEI Investments Co.	3,150	82,877
Stilwell Financial, Inc.	24,560	332,788
Waddell & Reed Financial, Inc. Class A	5,080	91,135
		1,012,375
Insurance - 7.8%
AFLAC, Inc.	4,100	128,781
Allmerica Financial Corp.	11,970	326,781
AMBAC Financial Group, Inc.	9,570	603,197
Berkshire Hathaway, Inc. Class B (a)	80	182,960
Cincinnati Financial Corp.	9,500	380,855
HCC Insurance Holdings, Inc.	7,460	168,223
MBIA, Inc.	13,260	657,563
MetLife, Inc.	1,900	53,561
Old Republic International Corp.	16,200	509,976
Protective Life Corp.	3,020	96,640
Radian Group, Inc.	10,600	485,480
Vesta Insurance Group Corp.	4,730	14,427
		3,608,444
Real Estate - 6.1%
Apartment Investment & Management Co. Class A	14,500	651,920
Duke Realty Corp.	15,960	410,970
Equity Office Properties Trust	14,750	389,105
Equity Residential Properties Trust (SBI)	25,440	680,520

	Shares	Value (Note 1)
ProLogis Trust	8,310	$ 211,905
Simon Property Group, Inc.	12,320	443,397
		2,787,817
TOTAL FINANCIALS		12,501,462
HEALTH CARE - 3.9%
Biotechnology - 0.1%
Gilead Sciences, Inc. (a)	1,640	49,971
Health Care Equipment & Supplies - 0.8%
Becton, Dickinson & Co.	5,960	173,198
Hillenbrand Industries, Inc.	1,250	67,575
St. Jude Medical, Inc. (a)	1,100	41,800
Therasense, Inc.	4,930	68,971
		351,544
Health Care Providers & Services - 3.0%
Anthem, Inc.	3,800	257,944
Community Health Systems, Inc. (a)	10,360	256,410
HealthSouth Corp. (a)	3,460	35,465
McKesson Corp.	9,360	308,131
Triad Hospitals, Inc. (a)	4,510	180,310
Trigon Healthcare, Inc. (a)	3,600	366,156
		1,404,416
TOTAL HEALTH CARE		1,805,931
INDUSTRIALS - 13.8%
Aerospace & Defense - 1.2%
Goodrich Corp.	5,700	127,167
Northrop Grumman Corp.	2,540	281,178
Precision Castparts Corp.	6,300	165,060
		573,405
Airlines - 2.1%
AMR Corp. (a)	16,240	181,563
Continental Airlines, Inc. Class B (a)	8,000	85,760
Delta Air Lines, Inc.	17,270	269,067
Northwest Airlines Corp. (a)	22,510	208,893
UAL Corp.	36,530	217,354
		962,637
Building Products - 1.8%
American Standard Companies, Inc. (a)	2,750	196,653
Masco Corp.	9,570	231,594
York International Corp.	13,030	417,612
		845,859
Commercial Services & Supplies - 4.0%
Allied Waste Industries, Inc. (a)	12,800	84,480
Avery Dennison Corp.	7,860	488,971
Banta Corp.	5,520	181,718
ChoicePoint, Inc. (a)	933	39,083
Dun & Bradstreet Corp. (a)	2,660	86,051
Exult, Inc. (a)	5,300	15,370
InterCept, Inc. (a)	5,300	105,735
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Manpower, Inc.	2,850	$ 107,331
Republic Services, Inc. (a)	12,410	218,416
Viad Corp.	21,650	494,270
		1,821,425
Industrial Conglomerates - 0.2%
Tyco International Ltd.	5,770	73,856
Machinery - 4.2%
Danaher Corp.	500	31,025
Donaldson Co., Inc.	700	23,464
Eaton Corp.	4,190	292,546
Kennametal, Inc.	10,160	329,590
NACCO Industries, Inc. Class A	1,580	74,181
Navistar International Corp.	12,530	323,149
Parker Hannifin Corp.	5,720	230,287
Pentair, Inc.	5,710	232,226
SPX Corp. (a)	3,870	404,415
		1,940,883
Road & Rail - 0.3%
Kansas City Southern (a)	9,100	147,966
TOTAL INDUSTRIALS		6,366,031
INFORMATION TECHNOLOGY - 5.9%
Communications Equipment - 0.1%
Comverse Technology, Inc. (a)	6,470	51,501
Computers & Peripherals - 1.1%
Apple Computer, Inc. (a)	23,810	363,341
NCR Corp. (a)	5,600	147,336
		510,677
Electronic Equipment & Instruments - 2.9%
Arrow Electronics, Inc. (a)	3,620	61,793
Avnet, Inc.	19,050	318,135
Diebold, Inc.	1,300	44,291
Millipore Corp.	5,790	191,649
PerkinElmer, Inc.	5,480	41,758
Tech Data Corp. (a)	9,020	302,621
Thermo Electron Corp.	22,530	382,559
		1,342,806
Semiconductor Equipment & Products - 1.1%
Agere Systems, Inc. Class A (a)	90,440	171,836
Fairchild Semiconductor International, Inc. Class A (a)	1,700	30,311
Integrated Device Technology, Inc. (a)	1,270	16,256
Intersil Corp. Class A (a)	4,020	87,596
National Semiconductor Corp. (a)	4,300	77,873
NVIDIA Corp. (a)	1,310	14,502
Silicon Laboratories, Inc. (a)	2,200	60,522
Teradyne, Inc. (a)	1,040	15,600
		474,496

	Shares	Value (Note 1)
Software - 0.7%
Adobe Systems, Inc.	4,530	$ 108,539
Network Associates, Inc. (a)	6,610	80,312
Symantec Corp. (a)	3,760	126,110
		314,961
TOTAL INFORMATION TECHNOLOGY		2,694,441
MATERIALS - 9.3%
Chemicals - 5.7%
Cytec Industries, Inc. (a)	5,100	142,596
Engelhard Corp.	11,200	280,000
Ferro Corp.	8,370	241,893
Georgia Gulf Corp.	3,800	88,160
Lyondell Chemical Co.	25,690	339,108
Millennium Chemicals, Inc.	37,660	461,335
Olin Corp.	5,770	107,034
PolyOne Corp.	27,510	273,174
PPG Industries, Inc.	2,340	134,316
Praxair, Inc.	10,540	551,242
		2,618,858
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	2,950	113,074
Containers & Packaging - 1.9%
Owens-Illinois, Inc. (a)	8,700	108,750
Packaging Corp. of America (a)	11,210	212,990
Pactiv Corp. (a)	29,370	533,653
Sealed Air Corp.	1,000	14,510
		869,903
Metals & Mining - 1.5%
Alcan, Inc.	9,480	265,902
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	9,100	138,957
Phelps Dodge Corp.	7,910	270,364
		675,223
TOTAL MATERIALS		4,277,058
TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.2%
Citizens Communications Co.	13,440	73,651
Wireless Telecommunication Services - 0.0%
United States Cellular Corp. (a)	640	16,704
TOTAL TELECOMMUNICATION SERVICES		90,355
UTILITIES - 12.1%
Electric Utilities - 9.0%
Ameren Corp.	13,020	568,974
Cinergy Corp.	19,300	654,270
Dominion Resources, Inc.	7,180	426,779
DQE, Inc.	9,100	123,760
DTE Energy Co.	9,570	391,987
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utilities - continued
Entergy Corp.	9,040	$ 366,391
FirstEnergy Corp.	21,030	646,673
Northeast Utilities	32,940	548,451
TXU Corp.	9,000	388,170
		4,115,455
Gas Utilities - 3.1%
KeySpan Corp.	17,110	597,139
Kinder Morgan, Inc.	9,690	403,201
Sempra Energy	20,980	444,776
		1,445,116
TOTAL UTILITIES		5,560,571
TOTAL COMMON STOCKS (Cost $49,568,886)		44,609,224
Cash Equivalents - 2.7%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.8%, dated 7/31/02 due 8/1/02 (Cost $1,243,000)	$ 1,243,062	1,243,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $50,811,886)		45,852,224
NET OTHER ASSETS - 0.3%		115,449
NET ASSETS - 100%		$ 45,967,673
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $51,371,077 and $23,507,842, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,927 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Mid Cap Value Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $1,243,000) (cost $50,811,886) - See accompanying schedule		$ 45,852,224
Cash		660
Receivable for fund shares sold		173,298
Dividends receivable		20,036
Other receivables		209
Prepaid expenses		7,630
Total assets		46,054,057
Liabilities
Payable for fund shares redeemed	$ 55,756
Accrued management fee	19,996
Other payables and accrued expenses	10,632
Total liabilities		86,384
Net Assets		$ 45,967,673
Net Assets consist of:
Paid in capital		$ 51,330,279
Undistributed net investment income		80,622
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(483,566)
Net unrealized appreciation (depreciation) on investments		(4,959,662)
Net Assets, for 4,741,869 shares outstanding		$ 45,967,673
Net Asset Value, offering price and redemption price per share ($45,967,673 ÷ 4,741,869 shares)		$ 9.69

Statement of Operations

	Six months ended July 31, 2002 (Unaudited)
Investment Income
Dividends		$ 356,014
Interest		10,661
Total income		366,675
Expenses
Management fee	$ 126,057
Transfer agent fees	54,699
Accounting fees and expenses	30,332
Non-interested trustees' compensation	66
Custodian fees and expenses	14,323
Registration fees	31,226
Audit	15,287
Legal	73
Miscellaneous	72
Total expenses before reductions	272,135
Expense reductions	(12,052)	260,083
Net investment income (loss)		106,592
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(438,486)
Foreign currency transactions	(269)
Total net realized gain (loss)		(438,755)
Change in net unrealized appreciation (depreciation) on investment securities		(5,563,220)
Net gain (loss)		(6,001,975)
Net increase (decrease) in net assets resulting from operations		$ (5,895,383)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Mid Cap Value Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2002 (Unaudited)	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 106,592	$ 17,437
Net realized gain (loss)	(438,755)	(44,770)
Change in net unrealized appreciation (depreciation)	(5,563,220)	603,558
Net increase (decrease) in net assets resulting from operations	(5,895,383)	576,225
Distributions to shareholders from net investment income	(29,460)	(13,680)
Share transactions Net proceeds from sales of shares	51,079,805	25,150,690
Reinvestment of distributions	28,256	13,179
Cost of shares redeemed	(22,988,568)	(1,953,391)
Net increase (decrease) in net assets resulting from share transactions	28,119,493	23,210,478
Total increase (decrease) in net assets	22,194,650	23,773,023
Net Assets
Beginning of period	23,773,023	-
End of period (including undistributed net investment income of $80,622 and undistributed net investment income of $3,800, respectively)	$ 45,967,673	$ 23,773,023
Other Information Shares
Sold	4,659,760	2,430,812
Issued in reinvestment of distributions	2,548	1,239
Redeemed	(2,165,242)	(187,248)
Net increase (decrease)	2,497,066	2,244,803

Financial Highlights

	Six months ended July 31, 2002	Year ended January 31,
	(Unaudited)	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.59	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.03	.01
Net realized and unrealized gain (loss)	(.92)	.59
Total from investment operations	(.89)	.60
Distributions from net investment income	(.01)	(.01)
Total distributions	(.01)	(.01)
Net asset value, end of period	$ 9.69	$ 10.59
Total Return B, C	(8.42)%	6.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.24% A	2.30% A
Expenses net of voluntary waivers, if any	1.20% A	1.20% A
Expenses net of all reductions	1.19% A	1.20% A
Net investment income (loss)	.49% A	.59% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 45,968	$ 23,773
Portfolio turnover rate	113% A	68% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Large Cap Growth Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Life of fund
Fidelity Structured Large Cap Growth	-24.72%	-26.00%
Russell 1000® Growth	-23.79%	-25.26%
Growth Funds Average	-20.59%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell 1000® Growth - a market capitalization-weighted index of growth-oriented stocks of the largest U.S. domiciled companies. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,109 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Structured Large Cap Growth Fund on November 15, 2001. As the chart shows, by July 31, 2002, the value of the investment would have been $7,400 - a 26.00% decrease on the initial investment. For comparison, look at how the Russell 1000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,474 - an 25.26% decrease.

The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the six month cumulative total return for the large-cap core funds average was -18.95%. The six month cumulative total return for the large-cap supergroup was -19.84%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Structured Large Cap Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeff Kerrigan, Portfolio Manager of Fidelity Structured Large Cap Growth Fund

Q. How did the fund perform, Jeff?

A. During the six-month period ending July 31, 2002, the fund was down 24.72%. In comparison, the Russell 1000 Growth Index declined 23.79% during the same time frame, while the growth funds average tracked by Lipper Inc. fell 20.59%. Since its inception on November 15, 2001, through July 31, 2002, the fund fell 26.00% and the Russell index dropped 25.26%. Lipper does not calculate a life-of-fund return.

Q. Why did the fund underperform its index and peer group average during the past six months?

A. There were a couple of sectors - consumer discretionary and health care - in which the fund's stock selection wasn't up to par with the index. More specifically, overweighting a handful of underperforming media companies that our analysts had rated highly, including Omnicom and AOL Time Warner, caused the fund to give back some ground. In some cases, the dramatic decline of our holdings was due to the difficult investing environment, whereby stocks got punished indiscriminately after any concerns or negative reports about a company were published - even those companies considered to be fundamentally sound. For example, the accounting of fund holding Merck was questioned, and its stock was beaten up despite the fact that the company's accounting standards were deemed by our analysts to be rather conservative by industry standards. Essentially, any uncertainty reported during the period - substantiated or not - caused a number of stocks to dramatically underperform the broader market. Turning to our peer group, I believe the fund underperformed during the period because many other fund managers shifted toward more conservative, value-oriented stocks that held up better as the investment climate weakened. We've pledged to manage this fund by keeping its growth-style characteristics as close as possible to the Russell 1000 Growth Index, regardless of the market environment. By doing so, the fund's performance remained much more closely aligned to that of the index.

Q. Were there any other reasons why growth stocks underperformed other types of stocks?

A. An investment theme that investors generally shared was to avoid stocks with high future growth potential but without current earnings. These stocks made up a sizable portion of the fund, but were viewed by many investors as being too risky to own for a number of reasons, including the economic slowdown, the crescendo of questionable corporate accounting and some high-profile bankruptcies such as WorldCom, Global Crossing and Enron. Additionally, investors generally had zero patience for stocks that missed their quarterly earnings targets, and many of these were large growth companies susceptible to the prevailing economic weakness.

Q. Did the extreme volatility of the equity market hinder your ability to manage the fund?

A. The short answer is, no. But the volatility did force me to more frequently revisit the various metrics in the portfolio to keep our risk controls in line with the index. From an analytical point of view, I believe the volatility did make it more difficult to look at the past six months - it being such a narrow time frame - as a true representation of the long-term relative performance I hope the fund may achieve.

Q. What specific holdings performed well? Which disappointed?

A. Coca-Cola rose 14% as a result of its consistent earnings growth and overseas acquisitions that were perceived to boost profits. HealthSouth benefited from improved pricing power and higher expectations of stable earnings growth for the hospital industry. On the down side, computer chip maker Intel, the fund's biggest detractor, suffered from an ongoing cycle of weak corporate capital spending. Continuing concerns about the effectiveness of the AOL Time Warner merger amid a slowing advertising environment weighed on that company's share price.

Q. What's your outlook for large-cap growth stocks, Jeff?

A. I'm cautious. Fidelity's analysts are trying to identify those companies most likely to benefit from an economic recovery, and those that have a very low probability of problems on their balance sheets. During the period, investors showed very little differentiation between fundamentally sound, higher-quality companies generating earnings growth and those with business problems. Investors had tepid demand for companies reporting strong earnings, and were quick to sell off those that reported business was slowing. As long as this difficult environment exists, it becomes paramount for me to keep the fund's risk characteristics in line with the benchmark. This is important not only to protect investors from further losses, but also to allow them to participate in a rebound with Fidelity's best ideas should sentiment shift in a more positive direction.

Note to shareholders: Effective September 3, 2002, the Fidelity Structured Large Cap Growth Fund adopted a 0.75% short-term trading fee on shares held for less than 30 days. The redemption fee is designed to protect the interests of long-term shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 763

Trading symbol: FSLGX

Start date: November 15, 2001

Size: as of July 31, 2002, more than $40 million

Manager: Jeff Kerrigan, since inception; manager, various structured equity portfolios for institutional accounts, since 1999; joined Fidelity in 1999

3

Semiannual Report

Fidelity Structured Large Cap Growth Fund

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	6.8	5.8
General Electric Co.	6.5	5.0
Johnson & Johnson	3.7	1.9
American International Group, Inc.	3.5	2.1
Intel Corp.	3.1	4.7
Pharmacia Corp.	3.1	0.0
The Coca-Cola Co.	2.4	1.6
PepsiCo, Inc.	2.3	0.9
Dell Computer Corp.	2.1	1.0
Gillette Co.	2.1	2.0
	35.6
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	24.3	22.7
Information Technology	20.1	30.0
Industrials	14.1	9.1
Consumer Staples	12.1	7.6
Financials	11.6	7.4
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *
	Stocks and Investment Companies 98.9%
	Short-Term Investments and Net Other Assets 1.1%
* Foreign investments	1.2%

As of January 31, 2002 *
Stocks and Investment Companies 97.2%
Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	1.4%

Semiannual Report

Fidelity Structured Large Cap Growth Fund

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 11.5%
Hotels, Restaurants & Leisure - 1.1%
McDonald's Corp.	18,600	$ 460,350
Household Durables - 0.7%
Lennar Corp.	5,800	294,350
Media - 3.3%
AOL Time Warner, Inc. (a)	35,800	411,700
Clear Channel Communications, Inc. (a)	4,800	125,040
Comcast Corp. Class A (special) (a)	8,700	181,830
E.W. Scripps Co. Class A	4,200	320,040
Fox Entertainment Group, Inc. Class A (a)	2,000	39,900
Omnicom Group, Inc.	2,500	133,275
Viacom, Inc. Class B (non-vtg.) (a)	3,200	124,576
		1,336,361
Multiline Retail - 2.9%
Kohl's Corp. (a)	10,800	712,800
Saks, Inc. (a)	1,000	10,640
Wal-Mart Stores, Inc.	9,000	442,620
		1,166,060
Specialty Retail - 3.1%
Best Buy Co., Inc. (a)	4,700	154,630
Gap, Inc.	14,200	172,530
Home Depot, Inc.	8,600	265,568
Limited Brands, Inc.	17,300	310,881
Lowe's Companies, Inc.	9,200	348,220
		1,251,829
Textiles Apparel & Luxury Goods - 0.4%
Tropical Sportswear International Corp. (a)	8,000	157,520
TOTAL CONSUMER DISCRETIONARY		4,666,470
CONSUMER STAPLES - 12.1%
Beverages - 4.7%
PepsiCo, Inc.	22,000	944,680
The Coca-Cola Co.	19,100	953,854
		1,898,534
Food & Drug Retailing - 0.9%
CVS Corp.	13,400	383,240
Food Products - 1.4%
Dean Foods Co. (a)	2,500	83,350
Kraft Foods, Inc. Class A	13,100	484,700
		568,050
Household Products - 1.0%
Procter & Gamble Co.	4,500	400,455
Personal Products - 2.1%
Gillette Co.	26,000	854,880
Tobacco - 2.0%
Philip Morris Companies, Inc.	17,600	810,480
TOTAL CONSUMER STAPLES		4,915,639

	Shares	Value (Note 1)
ENERGY - 1.1%
Energy Equipment & Services - 0.8%
BJ Services Co. (a)	1,200	$ 38,268
Nabors Industries Ltd. (a)	6,000	183,120
Noble Corp. (a)	2,200	71,280
Weatherford International Ltd. (a)	700	28,392
		321,060
Oil & Gas - 0.3%
ChevronTexaco Corp.	900	67,500
Conoco, Inc.	2,800	67,536
		135,036
TOTAL ENERGY		456,096
FINANCIALS - 11.6%
Banks - 2.1%
Bank of America Corp.	2,800	186,200
Bank One Corp.	5,600	217,896
Commerce Bancorp, Inc., New Jersey	2,200	101,684
Sovereign Bancorp, Inc.	24,900	360,801
		866,581
Diversified Financials - 4.9%
Citigroup, Inc.	11,300	379,002
Fannie Mae	8,400	629,076
Freddie Mac	9,400	582,330
J.P. Morgan Chase & Co.	15,800	394,368
		1,984,776
Insurance - 4.6%
Allstate Corp.	10,900	414,309
AMBAC Financial Group, Inc.	700	44,121
American International Group, Inc.	22,300	1,425,416
		1,883,846
TOTAL FINANCIALS		4,735,203
HEALTH CARE - 24.3%
Biotechnology - 4.4%
Amgen, Inc. (a)	16,000	730,240
Gilead Sciences, Inc. (a)	14,100	429,627
IDEC Pharmaceuticals Corp. (a)	7,300	325,507
Millennium Pharmaceuticals, Inc. (a)	23,596	293,062
		1,778,436
Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	6,300	251,433
Medtronic, Inc.	9,400	379,760
		631,193
Health Care Providers & Services - 3.1%
HCA, Inc.	8,000	376,000
Tenet Healthcare Corp. (a)	950	45,268
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Trigon Healthcare, Inc. (a)	800	$ 81,368
UnitedHealth Group, Inc.	8,700	762,642
		1,265,278
Pharmaceuticals - 15.3%
Abbott Laboratories	14,200	588,022
Barr Laboratories, Inc. (a)	1,800	109,800
Bristol-Myers Squibb Co.	12,900	302,247
Forest Laboratories, Inc. (a)	100	7,747
Johnson & Johnson	28,600	1,515,800
Merck & Co., Inc.	14,200	704,320
Pfizer, Inc.	20,600	666,410
Pharmacia Corp.	28,500	1,275,090
Schering-Plough Corp.	7,800	198,900
Wyeth	21,000	837,900
		6,206,236
TOTAL HEALTH CARE		9,881,143
INDUSTRIALS - 14.1%
Aerospace & Defense - 0.9%
Boeing Co.	1,700	70,584
Lockheed Martin Corp.	3,000	192,330
United Technologies Corp.	1,300	90,350
		353,264
Air Freight & Logistics - 0.2%
United Parcel Service, Inc. Class B	1,400	91,476
Airlines - 0.5%
Ryanair Holdings PLC sponsored ADR (a)	6,000	192,960
Commercial Services & Supplies - 5.1%
Automatic Data Processing, Inc.	5,100	190,179
Cendant Corp. (a)	5,700	78,774
Exult, Inc. (a)	6,000	17,400
First Data Corp.	24,100	842,295
Labor Ready, Inc. (a)	21,100	148,544
National Processing, Inc. (a)	7,700	156,695
Paychex, Inc.	1,600	42,096
Viad Corp.	26,200	598,146
		2,074,129
Industrial Conglomerates - 6.8%
General Electric Co.	82,600	2,659,720
Tyco International Ltd.	9,100	116,480
		2,776,200
Machinery - 0.6%
Illinois Tool Works, Inc.	4,000	263,960
TOTAL INDUSTRIALS		5,751,989

	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 20.1%
Communications Equipment - 1.7%
Cisco Systems, Inc. (a)	36,000	$ 474,840
Emulex Corp. (a)	1,700	39,372
Finisar Corp. (a)	25,400	42,418
Motorola, Inc.	7,600	88,160
Polycom, Inc. (a)	3,700	42,365
		687,155
Computers & Peripherals - 2.1%
Dell Computer Corp. (a)	34,600	862,578
Electronic Equipment & Instruments - 0.1%
Ingram Micro, Inc. Class A (a)	3,100	34,100
Internet Software & Services - 0.7%
Overture Services, Inc. (a)	8,200	187,370
Yahoo!, Inc. (a)	8,700	114,579
		301,949
Semiconductor Equipment & Products - 7.3%
Analog Devices, Inc. (a)	9,500	228,950
Applied Materials, Inc. (a)	14,200	211,154
Fairchild Semiconductor International, Inc. Class A (a)	2,100	37,443
Intel Corp.	67,900	1,275,841
Intersil Corp. Class A (a)	16,800	366,072
KLA-Tencor Corp. (a)	5,100	200,889
Marvell Technology Group Ltd. (a)	11,100	210,900
Micron Technology, Inc. (a)	1,800	35,082
National Semiconductor Corp. (a)	3,900	70,629
QLogic Corp. (a)	1,300	52,975
Semtech Corp. (a)	3,200	62,912
Teradyne, Inc. (a)	2,200	33,000
Texas Instruments, Inc.	7,500	173,625
		2,959,472
Software - 8.2%
BEA Systems, Inc. (a)	1,500	8,325
Microsoft Corp. (a)	57,200	2,744,456
Network Associates, Inc. (a)	4,100	49,815
Numerical Technologies, Inc. (a)	12,200	46,116
Symantec Corp. (a)	10,900	365,586
Synopsys, Inc. (a)	1,030	44,053
Vastera, Inc. (a)	8,200	15,990
VERITAS Software Corp. (a)	3,900	65,637
		3,339,978
TOTAL INFORMATION TECHNOLOGY		8,185,232
MATERIALS - 1.6%
Containers & Packaging - 0.1%
Pactiv Corp. (a)	1,800	32,706
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Metals & Mining - 1.5%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	16,600	$ 253,482
Phelps Dodge Corp.	10,200	348,636
		602,118
TOTAL MATERIALS		634,824
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.4%
BellSouth Corp.	6,400	171,840
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. (a)	11,600	26,680
SpectraSite Holdings, Inc. (a)	3,900	433
		27,113
TOTAL TELECOMMUNICATION SERVICES		198,953
TOTAL COMMON STOCKS (Cost $41,569,115)		39,425,549
Investment Companies - 2.0%

iShares Russell 1000 Growth Index Fund (Cost $715,726)	20,800	792,272
Cash Equivalents - 3.2%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.8%, dated 7/31/02 due 8/1/02 (Cost $1,314,000)	$ 1,314,066	1,314,000
TOTAL INVESTMENT PORTFOLIO - 102.1% (Cost $43,598,841)		41,531,821
NET OTHER ASSETS - (2.1)%		(855,940)
NET ASSETS - 100%		$ 40,675,881
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $47,238,875 and $13,100,541, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $668 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Large Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $1,314,000) (cost $43,598,841) - See accompanying schedule		$ 41,531,821
Receivable for investments sold		1,768,966
Receivable for fund shares sold		846,602
Dividends receivable		16,175
Prepaid expenses		7,604
Total assets		44,171,168
Liabilities
Payable to custodian bank	$ 1,069
Payable for investments purchased	3,402,657
Payable for fund shares redeemed	65,339
Accrued management fee	13,514
Other payables and accrued expenses	12,708
Total liabilities		3,495,287
Net Assets		$ 40,675,881
Net Assets consist of:
Paid in capital		$ 44,485,092
Accumulated net investment loss		(31,459)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,710,736)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(2,067,016)
Net Assets, for 5,495,560 shares outstanding		$ 40,675,881
Net Asset Value, offering price and redemption price per share ($40,675,881 ÷ 5,495,560 shares)		$ 7.40

Statement of Operations

	Six months ended July 31, 2002 (Unaudited)
Investment Income
Dividends		$ 60,236
Interest		3,751
Total income		63,987
Expenses
Management fee	$ 45,609
Transfer agent fees	18,611
Accounting fees and expenses	30,292
Non-interested trustees' compensation	21
Custodian fees and expenses	6,130
Registration fees	18,556
Audit	15,282
Legal	28
Miscellaneous	27
Total expenses before reductions	134,556
Expense reductions	(39,110)	95,446
Net investment income (loss)		(31,459)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,706,113)
Foreign currency transactions	(41)
Total net realized gain (loss)		(1,706,154)
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,871,982)
Assets and liabilities in foreign currencies	4
Total change in net unrealized appreciation (depreciation)		(1,871,978)
Net gain (loss)		(3,578,132)
Net increase (decrease) in net assets resulting from operations		$ (3,609,591)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Large Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2002 (Unaudited)	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (31,459)	$ (6,865)
Net realized gain (loss)	(1,706,154)	(1,217)
Change in net unrealized appreciation (depreciation)	(1,871,978)	(195,038)
Net increase (decrease) in net assets resulting from operations	(3,609,591)	(203,120)
Share transactions Net proceeds from sales of shares	40,325,566	10,419,904
Cost of shares redeemed	(5,976,037)	(280,841)
Net increase (decrease) in net assets resulting from share transactions	34,349,529	10,139,063
Total increase (decrease) in net assets	30,739,938	9,935,943
Net Assets
Beginning of period	9,935,943	-
End of period (including accumulated net investment loss of $31,459 and $0, respectively)	$ 40,675,881	$ 9,935,943
Other Information Shares
Sold	5,242,153	1,038,846
Redeemed	(757,595)	(27,844)
Net increase (decrease)	4,484,558	1,011,002

Financial Highlights

	Six months ended July 31, 2002	Year ended January 31,
	(Unaudited)	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.01)
Net realized and unrealized gain (loss)	(2.41)	(.16)
Total from investment operations	(2.43)	(.17)
Net asset value, end of period	$ 7.40	$ 9.83
Total Return B, C	(24.72)%	(1.70)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.68% A	3.32% A
Expenses net of voluntary waivers, if any	1.20% A	1.20% A
Expenses net of all reductions	1.19% A	1.20% A
Net investment income (loss)	(.39)% A	(.42)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 40,676	$ 9,936
Portfolio turnover rate	156% A	32% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Mid Cap Growth Fund

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Life of fund
Fidelity Structured Mid Cap Growth	-26.37%	-24.90%
Russell Midcap® Growth	-25.07%	-23.43%
Mid-Cap Funds Average	-18.95%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months or since the fund started on November 15, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Russell Midcap® Growth - a market capitalization-weighted index of medium-capitalization growth-oriented stocks of U.S. companies. To measure how the fund's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 722 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only.

Average Annual Total Returns

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

* Not available

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Structured Mid Cap Growth Fund on November 15, 2001. As the chart shows, by July 31, 2002, the value of the investment would have been $7,510 - a 24.90% decrease on the initial investment. For comparison, look at how the Russell Midcap Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,657 - a 23.43% decrease.

The LipperSM mid-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of July 31, 2002, the six month cumulative total return for the mid-cap growth funds average was -22.96%. The six month cumulative total return for the mid-cap supergroup was -18.48%.

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Structured Mid Cap Growth Fund

Fund Talk: The Manager's Overview

(Portfolio Manager photograph)

An interview with Jeff Kerrigan, Portfolio Manager of Fidelity Structured Mid Cap Growth Fund

Q. How did the fund perform, Jeff?

A. For the six-month period ending July 31, 2002, the fund was down 26.37%, while the Russell Midcap Growth Index declined 25.07% and the mid-cap funds average tracked by Lipper Inc. dropped 18.95%. From its inception on November 15, 2001, through July 31, 2002, the fund fell 24.90% and the Russell index dropped 23.43%. Lipper does not calculate a life-of-fund return.

Q. What factors influenced the market environment for mid-cap stocks?

A. Investors generally react more aggressively - in terms of selling shares - to disappointing news about a mid-sized company than a larger one. Historically, this trend has occurred during a bear market for a few reasons, and it repeated itself once again. Mid-cap stocks with fewer products and weaker cash flows are viewed by investors as less apt to sustain a prolonged business downturn than larger companies that have a more diversified product base and greater leverage to the capital markets. As a result, mid-cap stocks are seen as being more risky because, generally speaking, they're more likely to go out of business if they miss a product cycle. Moreover, in a difficult economic and investment climate, investors tend to be less willing to buy a mid-cap stock whose price is declining on the expectation that earnings will improve and the stock price will recover. All told, the stocks of mid-sized companies that Fidelity's analysts believed had solid balance sheets and strong growth prospects were punished by indiscriminate investors unwilling to absorb the greater risk inherent in owning them versus more stable growth companies.

Q. What factors caused the fund to underperform its index and peer group during the past six months?

A. Relative to our index, the fund's stock selection in four industries - diversified financials, commercial services, telecommunication services and health care equipment - proved unfavorable. In these industries, most notably in the financial sector, the fund emphasized stocks that were most likely to benefit from an improvement in the economy. For example, the fund owned Stilwell Financial, a diversified financial ownership group comprising Janus Capital, Berger Financial and Nelson Money Managers, among others, on the expectation that an economic recovery would boost brokerage and equity market activity. Unfortunately, that expectation was not realized, and the stock suffered. Elsewhere, overweighting Exult, a company specializing in outsourcing human resource services to large companies that we expected to benefit from an economic uptick, also was disappointing. The company's announcement that it was contemplating a change in its accounting method coupled with slowing revenues forced Exult to push back its profitability timetable, and the stock fell sharply. With respect to our peers, I believe the fund underperformed because many other fund managers shifted toward more-conservative, value-oriented stocks that held up better as the investment climate weakened. We've pledged to manage this fund by keeping its growth-style characteristics as close as possible to the Russell Midcap Growth Index, regardless of the market environment. By doing so, the fund's performance remained much more closely aligned to that of the index.

Q. What specific holdings performed well? Which disappointed?

A. The efforts of our analysts did bear fruit on some picks. For instance, regional Blue Cross insurance company Anthem agreed to acquire Trigon Healthcare in July, boosting shares of Trigon, the fund's biggest contributor. Elsewhere, brisk auto sales contributed to a 36% hike in second-quarter profits at auto dealership conglomerate Group 1 Automotive, and its stock responded positively. Turning to disappointments, shares of IDEC Pharmaceuticals fell dramatically due to the market's unwillingness to reward stocks with future promise, as well as on reduced expectations for some of the company's leading compounds. Investors reacted pessimistically to mainframe software maker Compuware due to a slowdown in corporate technology spending and declining profits. Additionally, semiconductor capital equipment company KLA-Tencor was hurt by the prolonged downturn in the semiconductor business cycle.

Q. What's your outlook for mid-cap growth stocks, Jeff?

A. It's been an extremely challenging market environment to be managing a portfolio of what I believe are the highest-quality growth companies in the mid-cap arena, because investors don't appear to be discriminating between fundamentally sound companies and those on more unstable footing. If this volatile environment persists, I will be forced to maintain a tight grip on the portfolio's risk characteristics, making sure they stand closely in line with the benchmark. By doing that and emphasizing the best mid-cap growth ideas of Fidelity's research analysts, our hope is that those ideas will add value to our relative performance over the long haul.

Note to shareholders: Effective September 3, 2002, the Fidelity Structured Mid Cap Growth Fund adopted a 0.75% short-term trading fee on shares held for less than 30 days. The redemption fee is designed to protect the interests of long-term shareholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market or other conditions. For more information, see page <Click Here>.

Fund Facts

Goal: seeks to provide long-term growth of capital

Fund number: 793

Trading symbol: FSMGX

Start date: November 15, 2001

Size: as of July 31, 2002, more than $15 million

Manager: Jeff Kerrigan, since inception; manager, various structured equity portfolios for institutional accounts, since 1999; joined Fidelity in 1999

3

Semiannual Report

Fidelity Structured Mid Cap Growth Fund

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Avery Dennison Corp.	2.2	0.2
Symantec Corp.	2.0	0.0
KLA-Tencor Corp.	2.0	3.0
Trigon Healthcare, Inc.	1.9	0.0
Wendys International, Inc.	1.9	0.0
Gilead Sciences, Inc.	1.8	0.9
St. Jude Medical, Inc.	1.8	1.4
Viad Corp.	1.8	1.7
IDEC Pharmaceuticals Corp.	1.7	2.0
Bed Bath & Beyond, Inc.	1.6	2.5
	18.7
Top Five Market Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	23.8	23.0
Information Technology	21.4	35.4
Consumer Discretionary	20.4	11.7
Industrials	12.2	14.1
Consumer Staples	5.9	2.7
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *
	Stocks and Investment Companies 99.0%
	Short-Term Investments and Net Other Assets 1.0%
* Foreign investments	1.9%

As of January 31, 2002 *
Stocks and Investment Companies 99.1%
Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	3.6%

Semiannual Report

Fidelity Structured Mid Cap Growth Fund

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 20.4%
Auto Components - 0.0%
Keystone Automotive Industries, Inc. (a)	500	$ 7,565
Automobiles - 0.3%
Harley-Davidson, Inc.	900	42,624
Hotels, Restaurants & Leisure - 5.7%
Darden Restaurants, Inc.	10,000	232,200
Harrah's Entertainment, Inc. (a)	4,100	194,012
International Game Technology (a)	400	23,300
MGM Mirage, Inc. (a)	3,800	133,000
Wendys International, Inc.	8,000	294,320
		876,832
Household Durables - 1.9%
Beazer Homes USA, Inc. (a)	500	31,180
Black & Decker Corp.	1,700	77,350
Lennar Corp.	1,800	91,350
Maytag Corp.	500	16,565
Mohawk Industries, Inc. (a)	600	28,500
Pulte Homes, Inc.	1,100	52,712
		297,657
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. (a)	7,800	112,780
USA Interactive (a)	2,200	48,508
		161,288
Leisure Equipment & Products - 0.5%
Mattel, Inc.	4,200	79,002
Media - 4.3%
AOL Time Warner, Inc. (a)	1,500	17,250
E.W. Scripps Co. Class A	2,900	220,980
Entercom Communications Corp. Class A (a)	1,000	43,300
Fox Entertainment Group, Inc. Class A (a)	2,400	47,880
Lamar Advertising Co. Class A (a)	3,600	113,688
Omnicom Group, Inc.	1,900	101,289
TMP Worldwide, Inc. (a)	2,600	40,144
Univision Communications, Inc. Class A (a)	3,100	88,629
		673,160
Multiline Retail - 2.0%
99 Cents Only Stores (a)	2,100	51,198
Big Lots, Inc. (a)	5,000	83,000
Dollar Tree Stores, Inc. (a)	600	18,718
Family Dollar Stores, Inc.	600	18,174
Kohls Corp. (a)	2,000	132,000
		303,090
Specialty Retail - 4.7%
AutoZone, Inc. (a)	800	59,000
Bed Bath & Beyond, Inc. (a)	7,900	244,900
Best Buy Co., Inc. (a)	4,350	143,115

	Shares	Value (Note 1)
Chico's FAS, Inc. (a)	3,000	$ 47,370
Limited Brands, Inc.	2,300	41,331
PETsMART, Inc. (a)	12,800	184,832
		720,548
TOTAL CONSUMER DISCRETIONARY		3,161,766
CONSUMER STAPLES - 5.9%
Beverages - 1.5%
Coca-Cola Enterprises, Inc.	4,300	80,066
Pepsi Bottling Group, Inc.	6,400	158,208
		238,274
Food & Drug Retailing - 1.0%
CVS Corp.	4,000	114,400
Whole Foods Market, Inc. (a)	800	35,096
		149,496
Food Products - 2.8%
Dean Foods Co. (a)	1,400	46,676
Fresh Del Monte Produce Inc.	9,800	240,296
Hershey Foods Corp.	1,200	94,152
McCormick & Co., Inc. (non-vtg.)	2,200	50,050
		431,174
Personal Products - 0.6%
Estee Lauder Companies, Inc. Class A	2,700	81,864
Steiner Leisure Ltd. (a)	800	8,720
		90,584
TOTAL CONSUMER STAPLES		909,528
ENERGY - 5.6%
Energy Equipment & Services - 5.0%
BJ Services Co. (a)	1,000	31,890
ENSCO International, Inc.	3,600	93,060
Nabors Industries Ltd. (a)	6,300	192,276
National-Oilwell, Inc. (a)	900	15,552
Noble Corp. (a)	4,400	142,560
Smith International, Inc. (a)	2,000	63,220
Weatherford International Ltd. (a)	5,700	231,192
		769,750
Oil & Gas - 0.6%
Murphy Oil Corp.	1,100	91,465
TOTAL ENERGY		861,215
FINANCIALS - 5.4%
Banks - 3.2%
Commerce Bancorp, Inc., New Jersey	400	18,488
Greater Bay Bancorp	3,600	87,336
Investors Financial Services Corp.	1,400	43,078
Sovereign Bancorp, Inc.	11,400	165,186
Synovus Financial Corp.	7,400	177,600
		491,688
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - 0.5%
Stilwell Financial, Inc.	6,200	$ 84,010
Insurance - 1.7%
AMBAC Financial Group, Inc.	1,500	94,545
Ohio Casualty Corp. (a)	8,700	163,734
		258,279
TOTAL FINANCIALS		833,977
HEALTH CARE - 23.8%
Biotechnology - 5.5%
Celgene Corp. (a)	2,400	41,208
Gilead Sciences, Inc. (a)	9,400	286,418
IDEC Pharmaceuticals Corp. (a)	5,800	258,622
ImClone Systems, Inc. (a)	6,100	43,371
MedImmune, Inc. (a)	400	11,896
Millennium Pharmaceuticals, Inc. (a)	16,078	199,689
QLT, Inc. (a)	1,600	14,771
		855,975
Health Care Equipment & Supplies - 5.8%
Beckman Coulter, Inc.	1,600	62,720
Biomet, Inc.	9,200	238,556
St. Jude Medical, Inc. (a)	7,400	281,200
Stryker Corp.	2,800	141,736
Therasense, Inc.	2,900	40,571
Zimmer Holdings, Inc. (a)	3,500	130,305
		895,088
Health Care Providers & Services - 9.8%
Anthem, Inc.	400	27,152
Caremark Rx, Inc. (a)	4,300	67,510
Community Health Systems, Inc. (a)	4,700	116,325
Health Management Associates, Inc. Class A (a)	8,500	171,955
HealthSouth Corp. (a)	1,300	13,325
IMS Health, Inc.	4,600	72,772
Laboratory Corp. of America Holdings (a)	200	6,860
McKesson Corp.	6,100	200,812
Triad Hospitals, Inc. (a)	2,700	107,946
Trigon Healthcare, Inc. (a)	2,900	294,959
UnitedHealth Group, Inc.	500	43,830
Universal Health Services, Inc. Class B (a)	4,500	212,760
Wellpoint Health Networks, Inc. (a)	2,600	185,900
		1,522,106
Pharmaceuticals - 2.7%
Allergan, Inc.	400	24,196
Barr Laboratories, Inc. (a)	1,900	115,900
King Pharmaceuticals, Inc. (a)	900	19,089

	Shares	Value (Note 1)
Mylan Laboratories, Inc.	5,200	$ 168,688
Shire Pharmaceuticals Group PLC sponsored ADR (a)	3,300	84,150
		412,023
TOTAL HEALTH CARE		3,685,192
INDUSTRIALS - 12.2%
Airlines - 0.1%
Ryanair Holdings PLC sponsored ADR (a)	700	22,512
Building Products - 1.1%
American Standard Companies, Inc. (a)	2,300	164,473
Commercial Services & Supplies - 9.4%
Allied Waste Industries, Inc. (a)	3,500	23,100
Avery Dennison Corp.	5,500	342,154
Ceridian Corp. (a)	3,000	51,930
ChoicePoint, Inc. (a)	700	29,323
Cintas Corp.	3,000	131,667
DST Systems, Inc. (a)	3,000	101,100
Exult, Inc. (a)	34,500	100,050
InterCept, Inc. (a)	2,300	45,885
Labor Ready, Inc. (a)	16,400	115,456
National Processing, Inc. (a)	3,500	71,225
Republic Services, Inc. (a)	2,300	40,480
Robert Half International, Inc. (a)	5,800	115,710
Viad Corp.	12,200	278,526
		1,446,606
Machinery - 1.1%
Danaher Corp.	700	43,435
SPX Corp. (a)	1,200	125,400
		168,835
Trading Companies & Distributors - 0.5%
Fastenal Co.	2,000	76,140
TOTAL INDUSTRIALS		1,878,566
INFORMATION TECHNOLOGY - 21.4%
Communications Equipment - 2.6%
Avocent Corp. (a)	1,900	28,557
Comverse Technology, Inc. (a)	16,900	134,524
Emulex Corp. (a)	5,300	122,748
Finisar Corp. (a)	11,200	18,704
Polycom, Inc. (a)	7,500	85,875
Redback Networks, Inc. (a)	4,000	5,120
		395,528
Computers & Peripherals - 0.1%
NCR Corp. (a)	500	13,155
Electronic Equipment & Instruments - 1.7%
Amphenol Corp. Class A (a)	1,600	60,240
Ingram Micro, Inc. Class A (a)	9,600	105,600
Millipore Corp.	900	29,790
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Symbol Technologies, Inc.	4,700	$ 42,958
Thermo Electron Corp.	1,900	32,262
		270,850
Internet Software & Services - 1.5%
Overture Services, Inc. (a)	2,400	54,840
Yahoo!, Inc. (a)	13,800	181,746
		236,586
IT Consulting & Services - 0.9%
SunGard Data Systems, Inc. (a)	6,200	145,390
Semiconductor Equipment & Products - 7.3%
Advanced Micro Devices, Inc. (a)	500	4,015
Agere Systems, Inc. Class A (a)	12,700	24,130
Analog Devices, Inc. (a)	2,300	55,430
Fairchild Semiconductor International, Inc. Class A (a)	7,500	133,725
Integrated Device Technology, Inc. (a)	1,800	23,040
Intersil Corp. Class A (a)	8,060	175,627
KLA-Tencor Corp. (a)	8,000	315,120
LAM Research Corp. (a)	2,200	27,060
Marvell Technology Group Ltd. (a)	1,600	30,400
Mykrolis Corp.	2,910	22,727
National Semiconductor Corp. (a)	1,200	21,732
Novellus Systems, Inc. (a)	1,400	37,786
QLogic Corp. (a)	2,300	93,725
Semtech Corp. (a)	2,600	51,116
Silicon Laboratories, Inc. (a)	1,800	49,518
Teradyne, Inc. (a)	3,800	57,000
		1,122,151
Software - 7.3%
Activision, Inc. (a)	2,600	74,672
Adobe Systems, Inc.	4,700	112,612
BEA Systems, Inc. (a)	7,700	42,735
Cadence Design Systems, Inc. (a)	9,400	117,030
Compuware Corp. (a)	11,300	41,923
Network Associates, Inc. (a)	9,200	111,780
Numerical Technologies, Inc. (a)	1,300	4,914
Symantec Corp. (a)	9,400	315,276
Synopsys, Inc. (a)	2,400	102,648
Take-Two Interactive Software, Inc. (a)	4,500	93,330
VERITAS Software Corp. (a)	6,400	107,712
		1,124,632
TOTAL INFORMATION TECHNOLOGY		3,308,292
MATERIALS - 2.2%
Containers & Packaging - 0.5%
Pactiv Corp. (a)	4,800	87,216

	Shares	Value (Note 1)
Metals & Mining - 1.7%
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	14,900	$ 227,523
Phelps Dodge Corp.	900	30,762
		258,285
TOTAL MATERIALS		345,501
TELECOMMUNICATION SERVICES - 0.3%
Diversified Telecommunication Services - 0.1%
Qwest Communications International, Inc. (a)	10,800	13,824
Wireless Telecommunication Services - 0.2%
Crown Castle International Corp. (a)	11,500	26,450
SpectraSite Holdings, Inc. (a)	6,700	744
		27,194
TOTAL TELECOMMUNICATION SERVICES		41,018
UTILITIES - 0.3%
Gas Utilities - 0.3%
Kinder Morgan, Inc.	1,200	49,932
TOTAL COMMON STOCKS (Cost $18,278,990)		15,074,987
Investment Companies - 1.5%

iShares Russell Midcap Growth Index Fund (Cost $226,521)	4,400	226,521
Cash Equivalents - 2.5%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.8%, dated 7/31/02 due 8/1/02 (Cost $393,000)	$ 393,020	393,000
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $18,898,511)		15,694,508
NET OTHER ASSETS - (1.5)%		(230,283)
NET ASSETS - 100%		$ 15,464,225
Legend
(a) Non-income producing
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $25,778,240 and $22,843,533, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $726 for the period.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Mid Cap Growth Fund

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including repurchase agreements of $393,000) (cost $18,898,511) - See accompanying schedule		$ 15,694,508
Cash		82
Receivable for investments sold		17,257
Receivable for fund shares sold		51,983
Dividends receivable		746
Prepaid expenses		7,625
Receivable from investment adviser for expense reductions		112
Total assets		15,772,313
Liabilities
Payable for investments purchased	$ 233,021
Payable for fund shares redeemed	56,919
Other payables and accrued expenses	18,148
Total liabilities		308,088
Net Assets		$ 15,464,225
Net Assets consist of:
Paid in capital		$ 21,816,989
Accumulated net investment loss		(93,079)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,055,653)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(3,204,032)
Net Assets, for 2,058,421 shares outstanding		$ 15,464,225
Net Asset Value, offering price and redemption price per share ($15,464,225 ÷ 2,058,421 shares)		$ 7.51

Statement of Operations

	Six months ended July 31, 2002 (Unaudited)
Investment Income
Dividends		$ 21,179
Interest		2,670
Total income		23,849
Expenses
Management fee	$ 57,289
Transfer agent fees	28,250
Accounting fees and expenses	30,302
Non-interested trustees' compensation	34
Custodian fees and expenses	7,957
Registration fees	22,934
Audit	15,289
Legal	44
Miscellaneous	36
Total expenses before reductions	162,135
Expense reductions	(45,207)	116,928
Net investment income (loss)		(93,079)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,025,195)
Foreign currency transactions	(168)
Total net realized gain (loss)		(3,025,363)
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,942,466)
Assets and liabilities in foreign currencies	(29)
Total change in net unrealized appreciation (depreciation)		(2,942,495)
Net gain (loss)		(5,967,858)
Net increase (decrease) in net assets resulting from operations		$ (6,060,937)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Fidelity Structured Mid Cap Growth Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended July 31, 2002 (Unaudited)	November 15, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (93,079)	$ (23,527)
Net realized gain (loss)	(3,025,363)	(18,616)
Change in net unrealized appreciation (depreciation)	(2,942,495)	(261,537)
Net increase (decrease) in net assets resulting from operations	(6,060,937)	(303,680)
Share transactions Net proceeds from sales of shares	15,280,096	21,644,996
Cost of shares redeemed	(12,255,990)	(2,840,260)
Net increase (decrease) in net assets resulting from share transactions	3,024,106	18,804,736
Total increase (decrease) in net assets	(3,036,831)	18,501,056
Net Assets
Beginning of period	18,501,056	-
End of period (including accumulated net investment loss of $93,079 and $0, respectively)	$ 15,464,225	$ 18,501,056
Other Information Shares
Sold	1,592,743	2,088,839
Redeemed	(1,347,893)	(275,268)
Net increase (decrease)	244,850	1,813,571

Financial Highlights

	Six months ended July 31, 2002	Year ended January 31,
	(Unaudited)	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.20	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.02)
Net realized and unrealized gain (loss)	(2.65)	.22 G
Total from investment operations	(2.69)	.20
Net asset value, end of period	$ 7.51	$ 10.20
Total Return B, C	(26.37)%	2.00%
Ratios to Average Net Assets F
Expenses before expense reductions	1.64% A	2.40% A
Expenses net of voluntary waivers, if any	1.20% A	1.20% A
Expenses net of all reductions	1.18% A	1.20% A
Net investment income (loss)	(.94)% A	(.86)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,464	$ 18,501
Portfolio turnover rate	237% A	94% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 15, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Structured Large Cap Value Fund, Fidelity Structured Mid Cap Value Fund, Fidelity Structured Large Cap Growth Fund and Fidelity Structured Mid Cap Growth Fund (the funds) are funds of Fidelity Devonshire Trust (the trust). The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Each fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the funds:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. Certain funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of each applicable fund, except for the cost of registering and qualifying new shares for distribution under federal and state securities law. These registration expenses are borne by each applicable fund and amortized over one year.

Income Tax Information and Distributions to Shareholders. Each year each fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows for each fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Structured Large Cap Value	$ 17,959,041	$ 389,816	$ 2,649,108	$ (2,259,292)
Structured Mid Cap Value	50,836,968	1,204,378	6,189,122	(4,984,744)
Structured Large Cap Growth	44,647,051	1,450,043	4,565,273	(3,115,230)
Structured Mid Cap Growth	18,968,579	366,990	3,641,061	(3,274,071)

Short-Term Trading (Redemption) Fees. Shares purchased after September 3, 2002 and held in the funds less than 30 days will be subject to a short-term trading fee equal to 0.75 % of the proceeds of the redeemed shares. The fee, which will be retained by the funds, will be accounted for as an addition to paid in capital.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), certain funds, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the funds' investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the funds with investment management related services for which the funds pay a monthly management fee.

The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each fund's average net assets. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each fund's annualized management fee rate expressed as a percentage of each fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Structured Large Cap Value	.30%	.28%	.58%
Structured Mid Cap Value	.30%	.28%	.58%
Structured Large Cap Growth	.30%	.28%	.58%
Structured Mid Cap Growth	.30%	.28%	.58%

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the funds' transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annualized rates expressed as a percentage of average net assets:

Structured Large Cap Value	.25%
Structured Mid Cap Value	.25%
Structured Large Cap Growth	.23%
Structured Mid Cap Growth	.29%

Accounting Fees. FSC maintains each fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. Certain funds placed a portion of their portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of each applicable fund's Schedule of Investments.

5. Committed Line of Credit.

Certain funds participate with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The funds have agreed to pay commitment fees on their pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse certain funds to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Structured Large Cap Value	1.20%	$ 46,408
Structured Mid Cap Value	1.20%	$ 9,227
Structured Large Cap Growth	1.20%	$ 38,447
Structured Mid Cap Growth	1.20%	$ 43,527

Certain security trades were directed to brokers who paid a portion of certain funds' expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. All of the applicable expense reductions are noted in the table below.

	Directed Brokerage	Custody expense reduction

Structured Large Cap Value	$ 1,053	$ 11
Structured Mid Cap Value	2,701	124
Structured Large Cap Growth	658	5
Structured Mid Cap Growth	1,418	262

7. Other Information.

At the end of the period, FMR or its affiliates were owners of record of more than 10% of the outstanding shares of the following funds:

Structured Large Cap Value	25%
Structured Mid Cap Value	10%
Structured Mid Cap Growth	20%

Semiannual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Shareholder Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

Custodian

Citibank, N.A.
New York, NY

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OTC Portfolio

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www.fidelity.com

Spartan®

Tax-Free Bond

Fund

Semiannual Report

July 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of the fund's investments.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial Average®    - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Past 1 year	Life of Fund
Spartan® Tax-Free Bond	4.68%	7.25%	11.01%
LB 3 Plus Year Muni - Non AMT	4.33%	6.92%	9.69%
General Municipal Debt Funds Average	3.89%	5.40%	n/a*

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on April 10, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers® 3 Plus Year Non AMT Municipal Bond Index - a market capitalization-weighted index for investment-grade Non Alternative Minimum Tax (AMT) municipal bonds with maturities of three years or more. To measure how the fund's performance stacked up against its peers, you can compare it to the general municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 288 mutual funds. The benchmark includes reinvested dividends and capital gains, if any.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Life of Fund
Spartan Tax-Free Bond	7.25%	8.32%
LB 3 Plus Year Muni - Non AMT	6.92%	7.33%

Average annual total returns take the fund's cumulative return and show you what would happen if the fund had performed at a constant rate each year.

* Not available

Semiannual Report

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Spartan® Tax-Free Bond Fund on April 10, 2001. As the chart shows, by July 31, 2002, the value of the investment would have grown to $11,101 - a 11.01% increase on the initial investment. For comparison, look at how the LB 3 Plus Year Muni - Non AMT Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $10,969 - a 9.69% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Total Return Components

	Six months ended	Period ended A
	July 31, 2002	January 31, 2002
Dividend returns	2.19%	3.57%
Capital returns	2.49%	2.48%
Total returns	4.68%	6.05%

A The fund commenced operations on April 10, 2001.

Total return components include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

Dividends and Yield

Periods ended July 31, 2002	Past 1 month	Past 6 months	Past 1 year
Dividends per share	3.72¢	21.83¢	43.94¢
Annualized dividend rate	4.19%	4.29%	4.27%
30-day annualized yield	3.98%	-	-
30-day annualized tax-equivalent yield	6.12%	-	-

Dividends per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.44 over the past one month, $10.27 over the past six months, and $10.28 over the past one year, you can compare the fund's income over these two periods. The 30-day annualized yield is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 35% federal tax bracket, but does not reflect payment of the federal alternative minimum tax, if applicable. If Fidelity had not reimbursed certain fund expenses the yield and tax-equivalent yield would have been 3.55% and 5.46%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The municipal bond market continued to benefit from an environment characterized by shaky equity markets, low interest rates, low levels of inflation and high demand for municipal securities. As a result, the overall muni market registered gains in five of the six months that ended July 31, 2002, finishing the overall period with a return of 4.17% according to the Lehman Brothers® Municipal Bond Index, which measures the performance of approximately 40,000 investment-grade, fixed-rate, tax-exempt bonds. The taxable bond market, meanwhile, barely edged the absolute return of tax-exempt munis, as the Lehman Brothers Aggregate Bond Index, a gauge of the overall investment-grade taxable bond market, returned 4.20%. On a tax-adjusted yield basis, however, munis had a decided edge: For an investor in a 28% tax bracket, a muni yielding 3.85% is the after-tax equivalent of a taxable bond yielding 5.35%. The only blip on the radar screen for the muni market during the past six months occurred in March, when equities staged a powerful but short-lived rally, the economic picture brightened somewhat and expectations for interest rate hikes were on the rise. In response, the Lehman Brothers muni bond index fell nearly 2.00% for the month.

(Portfolio Manager photograph)
An interview with Christine Thompson, Portfolio Manager of Spartan Tax-Free Bond Fund

Q. How did the fund perform, Christine?

A. For the six-month period ending July 31, 2002, the fund gained 4.68%. In comparison, the general municipal debt funds average returned 3.89%, according to Lipper Inc. Meanwhile, the Lehman Brothers 3 Plus Year Non AMT Municipal Bond Index returned 4.33%. For the 12-month period ending July 31, 2002, the fund returned 7.25%, while the Lipper average was up 5.40% and the Lehman Brothers index gained 6.92%.

Q. What drove the fund's performance during the past six months?

A. It was a volatile period for the municipal market overall due to the changing expectations about the economy, inflation, interest rates and the stock market. Early in the period, investors had begun to anticipate an economic recovery, sending bond prices lower and fueling demand for stocks. But beginning in late March, munis' relatively low prices helped provide the underpinnings for stronger performance in the second quarter. Munis were further buoyed on mounting concerns about conflicts in the Middle East, the war on terrorism, the pace of the economic recovery and the dependability of corporate earnings. In July, munis enjoyed another strong month due to the steep decline of the stock market and signs that the economy was weaker than expected. By month's end, fears of an interest rate hike gave way to hopes for a rate cut. As for the fund's performance, it beat the Lipper average and Lehman Brothers index due to my focus on securities that offered better value relative to other bonds.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Why was this focus on valuations so important?

A. The dramatic shifts in market sentiment during the past six months demonstrated how uncertain and volatile "market-timing" strategies - in which a portfolio is positioned to take advantage of interest rate movements - can be. Rather than try to time the market, I took advantage of heightened volatility to buy bonds whose prices had come under pressure when their maturity, structure or sector temporarily fell out of favor.

Q. Were there other strategies that aided performance?

A. Yes, there were. I maintained a below-market weighting - as measured by the Lehman Brothers index - in bonds issued by California, New York and Florida, a strategy that worked in the fund's favor. Municipal bonds in all three states came under pressure due to the looming prospects of a large amount of additional bonds being issued, as well as the fact that their state economies suffered disproportionately from the events of September 11 and the national economic slowdown. In contrast, I overweighted states such as Texas, Illinois, Washington and Ohio. While not immune to some of the vagaries that plagued other states, they faced comparatively less fiscal and economic stress. Another strategy that helped was my focus on municipal bonds backed by streams of income that tend to be less sensitive to a slowing economy, such as those issued by private colleges and universities and providers of essential services, such as water authorities.

Q. What were some of your other main strategies?

A. I maintained a defensive positioning in terms of credit quality, focusing on high-quality bonds. About 93% of the fund's investments were in bonds rated A or higher by Moody's Investors Service or Standard & Poor's at the end of the period. In addition, approximately half of the fund's investments were insured, meaning their principal and interest payments - but not their prices - are guaranteed by a municipal bond issuer. I emphasized high-quality bonds because I didn't feel lower-quality bonds offered enough additional yield to compensate for their added risk and heightened susceptibility to an economic slowdown. That said, it was somewhat disappointing that below-investment-grade bonds periodically outpaced high-quality bonds, especially during periods when investor optimism about the economy was high.

Q. What's your outlook for the municipal market?

A. At the end of July, municipals were relatively cheap compared to U.S. Treasury bonds, which may mean that they are poised for a period of catch-up in the months to come. Beyond that, the direction of interest rates - or at least expectations of higher or lower rates - will likely be the main factor behind munis' performance for the balance of 2002.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide high current income exempt from federal income tax

Fund number: 090

Trading symbol: FTABX

Start date: April 10, 2001

Size: as of July 31, 2002, more than $238 million

Manager: Christine Thompson, since inception; manager, various Fidelity and Spartan municipal income funds; joined Fidelity in 1985

3

Christine Thompson on state finances:

"Throughout the past six months, I maintained a relatively small weighting - compared to the overall municipal market - in general obligation bonds (GOs) issued by states. These state bonds are backed by economically sensitive sales, income and other taxes. Last year's economic downturn initially hit manufacturing states in the Midwest and South the hardest. Subsequently, states that rely heavily on personal income tax revenue - including California, Connecticut, Massachusetts and New York - were hurt by the stock market decline, which effectively lowered personal income tax receipts. In years when the stock market rose, those states enjoyed significant growth in income tax revenues from capital gains, bonuses and the exercising of stock options. Unfortunately, state expenditures kept pace with that growth. Toward the end of last year, states such as Florida and Nevada - which rely on sales tax revenues - were hurt when people shopped and traveled less after September 11. As revenue pressures have risen, spending pressures have intensified. For instance, health care spending rose, reflecting higher Medicaid costs and a growing population of Medicaid beneficiaries. Additionally, states faced increased security costs. Given these challenges, I tended to favor GOs issued by local municipal and essential services entities whose revenues are backed by less economically sensitive taxes."

Semiannual Report

Investment Changes

Top Five States as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Illinois	15.2	9.6
Texas	11.5	11.9
New York	6.8	3.9
Washington	6.6	5.4
Indiana	4.3	4.2
Top Five Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	39.2	35.4
Health Care	13.0	12.3
Water & Sewer	10.2	6.5
Electric Utilities	9.4	9.8
Transportation	8.6	11.8
Average Years to Maturity as of July 31, 2002
		6 months ago
Years	13.5	13.1
Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund's bonds, weighted by dollar amount.
Duration as of July 31, 2002
6 months ago
Years	7.5	7.2

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification
As of July 31, 2002	As of January 31, 2002
Aaa 68.3%	Aaa 66.0%
Aa, A 25.1%	Aa, A 27.6%
Baa 5.1%	Baa 6.4%
Not Rated 1.5%	Not Rated 0.0%

Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality. Amounts shown are as a percentage of the fund's investments.

Semiannual Report

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Municipal Bonds - 92.7%
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Alabama - 0.9%
Jefferson County Swr. Rev. Series D, 5.75% 2/1/27 (FGIC Insured)	Aaa	$ 2,000,000	$ 2,100,300
Alaska - 2.9%
North Slope Borough Gen. Oblig.:
Series A, 0% 6/30/07 (MBIA Insured)	Aaa	5,000,000	4,250,400
Series B, 0% 6/30/05 (FSA Insured)	Aaa	3,000,000	2,776,110
			7,026,510
Arizona - 2.0%
Arizona Univ. Revs. 5.75% 7/1/27 (FGIC Insured)	Aaa	2,500,000	2,713,050
Maricopa County Poll. Cont. Rev. (Arizona Pub. Svc. Co. Palo Verde Proj.) Series 1994 E, 3.75%, tender 4/8/03, LOC Bank of America NA (c)	AA-	1,000,000	1,003,400
Salt River Proj. Agric. Impt. & Pwr. District Elec. Sys. Rev. (Salt River Proj.) Series A, 5.25% 1/1/06	Aa2	1,000,000	1,085,470
			4,801,920
Arkansas - 0.4%
Arkansas Gen. Oblig. (College Savings Prog.) Series 2001 A, 0% 6/1/12	Aa2	1,415,000	928,141
California - 2.7%
California Gen. Oblig.:
6.6% 2/1/09	A1	150,000	175,931
6.6% 2/1/10	A1	2,190,000	2,572,746
6.75% 6/1/06	A1	600,000	687,654
6.75% 8/1/10	A1	500,000	595,625
California Infrastructure & Econ. Dev. Bank Rev. 5% 10/1/15 (b)	Aaa	2,135,000	2,296,769
			6,328,725
Colorado - 3.2%
Broomfield Coliseum City & County Ctfs. of Prtn. 6% 12/1/29 (AMBAC Insured)	Aaa	1,750,000	1,915,603
Clear Creek School District #RE1 6.25% 12/1/15 (FSA Insured)	Aaa	190,000	225,769
Colorado Dept. of Trans. Rev. 6% 6/15/08 (AMBAC Insured)	Aaa	150,000	171,831
Denver City & County Gen. Oblig. Series A, 5% 8/1/03	Aa1	200,000	206,826
Douglas County School District Series B, 5.75% 12/15/19 (FSA Insured)	Aaa	1,000,000	1,118,010
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Colorado - continued
E-470 Pub. Hwy. Auth. Rev.:
Series 2000 A, 5.75% 9/1/29 (MBIA Insured)	Aaa	$ 1,000,000	$ 1,092,220
Series 2000 B, 0% 9/1/06 (MBIA Insured)	Aaa	2,200,000	1,943,678
Series B, 0% 9/1/13 (MBIA Insured)	Aaa	1,415,000	860,872
			7,534,809
Connecticut - 0.1%
Connecticut Health & Edl. Facilities Auth. Rev. (Greenwich Hosp. Proj.) Series A, 5.8% 7/1/26 (MBIA Insured)	Aaa	205,000	216,597
District Of Columbia - 0.1%
District of Columbia Rev. (George Washington Univ. Proj.) Series A, 5.75% 9/15/20 (MBIA Insured)	Aaa	200,000	216,522
Florida - 3.5%
Broward County Gen. Oblig. Series B, 5% 1/1/04	Aa1	3,000,000	3,134,310
Dade County Spl. Oblig. Series 1996 B, 0% 10/1/28 (AMBAC Insured) (Pre-Refunded to 10/1/08 @ 28.9349) (d)	Aaa	5,000,000	1,172,050
Highlands County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Proj.):
Series 2001 A, 6% 11/15/31	A3	835,000	866,146
3.35% 11/15/32 (b)	A3	2,000,000	2,000,000
Orange County Health Facilities Auth. Rev. (Adventist Health Sys./Sunbelt Oblig. Group Proj.) 5.75% 11/15/05 (AMBAC Insured)	Aaa	1,000,000	1,103,950
			8,276,456
Hawaii - 0.8%
Hawaii Gen. Oblig.:
Series 1998 CR, 5.75% 4/1/09 (MBIA Insured)	Aaa	1,000,000	1,129,990
6% 12/1/10 (FGIC Insured)	Aaa	775,000	901,271
			2,031,261
Idaho - 0.7%
Cassia & Twin Falls Counties Joint School District #151 5.5% 8/1/12 (FGIC Insured)	Aaa	1,500,000	1,687,110
Illinois - 15.2%
Bolingbrook Gen. Oblig. Series A, 5.375% 1/1/38 (FGIC Insured)	Aaa	3,000,000	3,034,770
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Illinois - continued
Chicago Gen. Oblig.:
(City Colleges Proj.) 0% 1/1/30 (FGIC Insured)	Aaa	$ 1,000,000	$ 214,220
(Neighborhoods Alive 21 Prog.) Series 2000 A, 6% 1/1/28 (FGIC Insured)	Aaa	1,100,000	1,205,820
Series A, 5% 1/1/42 (AMBAC Insured)	A1	1,000,000	954,060
0% 1/1/15 (MBIA Insured)	Aaa	1,840,000	1,022,985
5.6% 1/1/05 (AMBAC Insured)	Aaa	1,325,000	1,425,435
Chicago Midway Arpt. Rev. Series 2001 B, 5% 1/1/09 (FSA Insured)	Aaa	1,250,000	1,341,788
Chicago Motor Fuel Tax Rev. 6.125% 1/1/09 (AMBAC Insured)	Aaa	1,000,000	1,144,470
Chicago Tax Increment Rev. Series A, 0% 12/1/05 (AMBAC Insured)	Aaa	1,300,000	1,188,018
Coles & Cumberland Counties Cmnty. Unit School District #2 5.35% 2/1/19 (FGIC Insured)	Aaa	1,495,000	1,558,373
Illinois Dev. Fin. Auth. Rev. (Adventist Health Sys. Proj.) Series 1997 A, 5.5% 11/15/13 (MBIA Insured)	Aaa	1,000,000	1,104,090
Illinois Edl. Facilities Auth. Revs. (DePaul Univ. Proj.) 5.65% 10/1/13 (AMBAC Insured)	Aaa	100,000	109,118
Illinois Gen. Oblig. First Series, 5.5% 4/1/13 (FSA Insured)	Aaa	2,000,000	2,223,860
Illinois Health Facilities Auth. Rev. (Lake Forest Hosp. Proj.) Series A, 6% 7/1/17	A3	2,700,000	2,858,679
Kane & Du Page Counties Cmnty. Unit School District #303 Saint Charles Series A, 5.5% 1/1/17 (FSA Insured)	Aaa	1,000,000	1,079,480
Kane County School District #129 Aurora West Side Series A, 5.75% 2/1/21 (FGIC Insured)	AAA	1,445,000	1,574,443
Kane, McHenry, Cook & DeKalb Counties Unit School District #300 5.5% 12/1/14 (MBIA Insured)	Aaa	5,500,000	6,044,051
Kendall, Kane & Will Counties Cmnty. Unit School District #308 5.25% 10/1/07 (FGIC Insured)	Aaa	830,000	917,939
McHenry County Conservation District Series A, 5.625% 2/1/21 (FGIC Insured)	Aaa	750,000	792,323
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.):
Series 2002 A:
0% 12/15/32 (MBIA Insured)	Aaa	1,000,000	176,560
5.75% 6/15/41 (MBIA Insured)	Aaa	500,000	535,680
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Illinois - continued
Metro. Pier & Exposition Auth. Dedicated State Tax Rev. (McCormick Place Expansion Proj.): - continued
Series 2002 B, 0% 6/15/17 (MBIA Insured) (e)	Aaa	$ 100,000	$ 61,985
Series A, 0% 6/15/15 (FGIC Insured)	Aaa	5,000,000	2,730,950
Univ. of Illinois Univ. Revs. (Auxiliary Facilities Sys. Proj.) Series A, 6% 4/1/15 (MBIA Insured) (Pre-Refunded to 4/1/10 @ 101) (d)	Aaa	155,000	180,417
Will & Kendall Counties Cmnty. Consolidated School District #202 5.375% 1/1/15 (FSA Insured)	Aaa	2,455,000	2,667,063
			36,146,577
Indiana - 4.3%
Clark Pleasant Cmnty. School Bldg. Corp. 5.5% 7/15/16 (AMBAC Insured)	Aaa	685,000	748,691
Indiana Health Facilities Fing. Auth. Hosp. Rev. 5.5% 2/15/30 (MBIA Insured)	Aaa	1,000,000	1,027,100
Indiana Office Bldg. Commission Facilities Rev. (New Castle Correctional Facility Proj.) Series 2002 A, 5.25% 7/1/11 (FGIC Insured)	Aa2	2,320,000	2,556,246
Petersburg Poll. Cont. Rev. 5.75% 8/1/21	A3	3,000,000	2,817,540
Richland-Beanblossom Ind. School Bldg. Corp. 5.5% 7/15/15 (FGIC Insured)	Aaa	1,885,000	2,053,462
Rockport Poll. Cont. Rev. 4.9%, tender 6/1/07 (c)	Baa2	1,000,000	1,016,340
			10,219,379
Iowa - 1.1%
Tobacco Settlement Auth. Tobacco Settlement Rev. 5.3% 6/1/25	A1	2,800,000	2,513,644
Kansas - 0.8%
Kansas Dev. Fin. Auth. Rev. (Sisters of Charity Leavenworth Health Svc. Co. Proj.) 5.25% 12/1/09 (MBIA Insured)	Aaa	225,000	245,135
La Cygne Envir. Impt. Rev. (Kansas City Pwr. & Lt. Co. Proj.) Series 1994, 3.9%, tender 9/1/04 (c)	A1	1,000,000	1,019,150
Saline County Unified School District #305 Salina 5.5% 9/1/13 (FSA Insured)	Aaa	500,000	560,805
			1,825,090
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Kentucky - 2.8%
Kentucky Property & Bldgs. Commission Revs.:
(#71 Proj.):
5.5% 8/1/09	Aa3	$ 750,000	$ 840,848
5.5% 8/1/09 (Escrowed to Maturity) (d)	-	2,975,000	3,335,183
(#74 Proj.) 5.375% 2/1/11 (FSA Insured)	Aaa	1,005,000	1,119,218
Owensboro Elec. Lt. & Pwr. Rev. Series B, 0% 1/1/07 (AMBAC Insured)	Aaa	1,505,000	1,308,959
			6,604,208
Maine - 2.2%
Maine Tpk. Auth. Tpk. Rev. Series 2000, 5.75% 7/1/28 (FGIC Insured)	Aaa	5,000,000	5,349,400
Maryland - 0.3%
Prince Georges County Ctfs. of Prtn. (Equip. Acquisition Prog.) 4.5% 6/15/04 (MBIA Insured)	Aaa	580,000	608,524
Massachusetts - 0.7%
Massachusetts Gen. Oblig. Series 2001 A, 5.5% 1/1/10	Aa2	275,000	306,644
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Series A, 5.1% 7/1/07 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	200,000	220,556
Massachusetts Wtr. Poll. Abatement Trust (Pooled Ln. Prog.) Series 7, 5.25% 2/1/12	Aaa	1,000,000	1,102,680
			1,629,880
Michigan - 1.9%
Ann Arbor Bldg. Auth. Series 2000, 5.75% 3/1/15 (FGIC Insured)	Aaa	20,000	22,214
Detroit City School District 5.375% 5/1/15 (FGIC Insured)	Aaa	375,000	402,968
Detroit Swr. Disp. Rev. Series A, 5.875% 7/1/22 (FGIC Insured) (Pre-Refunded to 1/1/10 @ 101) (d)	Aaa	135,000	155,651
Detroit Wtr. Supply Sys. Rev. Series 1995 A, 5.4% 7/1/11 (MBIA Insured)	Aaa	3,380,000	3,789,149
Oakland Univ. Rev. 5.75% 5/15/26 (MBIA Insured)	Aaa	50,000	52,791
Sterling Heights Bldg. Auth. 5.75% 10/1/15 (FGIC Insured)	Aaa	160,000	175,837
			4,598,610
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Minnesota - 1.2%
Saint Paul Gen. Oblig. Series 2001 B, 4.75% 3/1/03	Aa2	$ 170,000	$ 173,213
Univ. of Minnesota 4.8% 8/15/03	Aa2	2,600,000	2,680,158
			2,853,371
Missouri - 0.2%
Missouri Highways & Trans. Commisson State Road Rev. Series 2001 A, 5.625% 2/1/13	Aa2	500,000	561,195
Nebraska - 0.2%
Omaha Gen. Oblig. 5.75% 12/1/14	Aaa	380,000	428,051
New Hampshire - 0.5%
New Hampshire Muni. Bond Bank Series C, 5.75% 8/15/14 (MBIA Insured)	Aaa	1,000,000	1,085,760
New Mexico - 0.5%
Univ. of New Mexico Univ. Revs. Series A, 6% 6/1/25 (MBIA Insured)	Aaa	1,000,000	1,087,720
New York - 6.8%
Metro. Trans. Auth. Commuter Facilities Rev.:
Series 1992 B, 6.1% 7/1/09 (MBIA Insured) (Escrowed to Maturity) (d)	Aaa	5,000	5,882
Series 1997 B, 5% 7/1/20 (AMBAC Insured) (Escrowed to Maturity) (d)	Aaa	500,000	511,070
Series 1997 E, 5% 7/1/16 (AMBAC Insured) (Pre-Refunded to 7/1/13 @ 100) (d)	Aaa	10,000	11,082
Series B, 4.875% 7/1/18 (FGIC Insured) (Escrowed to Maturity) (d)	Aaa	500,000	508,715
Series D, 5.125% 7/1/22 (MBIA Insured)	Aaa	800,000	808,000
Metro. Trans. Auth. Svc. Contract Rev.:
(Trans. Facilities Proj.) Series 7, 4.75% 7/1/19 (Pre-Refunded to 1/1/18 @ 100) (d)	A3	35,000	35,075
Series B, 5% 1/1/07	AA-	5,000,000	5,394,850
Metro. Trans. Auth. Transit Facilities Rev. Series B2, 5% 7/1/17 (MBIA Insured) (Escrowed to Maturity) (d)	Aaa	250,000	261,255
New York City Muni. Wtr. Fin. Auth. Wtr. & Swr. Sys. Rev. Series A, 6% 6/15/28	Aa2	1,000,000	1,112,030
New York State Envir. Facilities Corp. Poll. Cont. Rev. (New York City Muni. Wtr. Fin. Auth. Proj.) Series 1997 E, 6% 6/15/11 (MBIA Insured)	Aaa	1,000,000	1,157,190
New York State Thruway Auth. Hwy. & Bridge Trust Fund Series C, 5.5% 4/1/13 (MBIA Insured) (b)	AAA	1,000,000	1,112,770
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
New York - continued
New York State Thruway Auth. State Personal Income Tax Rev. Series A, 5.5% 3/15/17 (b)	AA	$ 500,000	$ 543,715
New York State Thruway Auth. Svc. Contract Rev. 5.5% 4/1/16 (b)	AA-	500,000	543,050
Triborough Bridge & Tunnel Auth. Revs.:
Series 1999 A, 5.125% 1/1/18	Aa3	3,000,000	3,092,130
Series A, 5.25% 1/1/17	Aa3	1,000,000	1,050,640
Series Y, 6% 1/1/12	Aa3	100,000	116,189
			16,263,643
North Carolina - 1.7%
North Carolina Eastern Muni. Pwr. Agcy. Pwr. Sys. Rev. Series B:
6% 1/1/05	Baa3	2,000,000	2,064,840
6% 1/1/06	Baa3	175,000	189,275
6.125% 1/1/09	Baa3	75,000	82,496
North Carolina Muni. Pwr. Agcy. #1 Catawba Elec. Rev. Series B, 6.25% 1/1/07	Baa1	750,000	824,205
Union County Gen. Oblig. Series B, 5.3% 3/1/13 (FGIC Insured)	Aaa	750,000	820,575
			3,981,391
Ohio - 1.3%
Columbus Gen. Oblig. Series 2000 1, 5.5% 11/15/10	Aaa	300,000	338,721
Hilliard School District 5.75% 12/1/28 (FGIC Insured)	Aaa	25,000	27,017
Ohio Gen. Oblig. (Higher Ed. Cap. Facilities Proj.) Series 2001 IIA, 5.5% 12/1/09	Aa2	1,000,000	1,128,280
Olentangy Local School District 5.5% 12/1/17 (FSA Insured)	Aaa	1,295,000	1,415,642
Toledo Wtrwks. Rev. 6% 11/15/06 (FGIC Insured)	Aaa	275,000	312,265
			3,221,925
Oklahoma - 0.8%
Midwest City Muni. Auth. Cap. Impt. Rev. Series 2001, 5.5% 6/1/13 (FSA Insured)	Aaa	1,730,000	1,893,710
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Oregon - 0.9%
Jackson County School District #9 Eagle Point 5.625% 6/15/16	Aa2	$ 350,000	$ 383,415
Morrow County School District #1 5.625% 6/15/14 (FSA Insured)	Aaa	1,500,000	1,667,745
			2,051,160
Pennsylvania - 3.3%
Canon McMillan School District:
Series 2001 B, 5.75% 12/1/33 (FGIC Insured)	Aaa	1,000,000	1,065,340
Series B, 5.75% 12/1/35 (FGIC Insured)	Aaa	1,000,000	1,077,830
Pennsylvania Higher Edl. Facilities Auth. Rev. (UPMC Health Sys. Proj.) Series 2001 A, 6% 1/15/22	A+	1,000,000	1,031,680
Pennsylvania Tpk. Commission Registration Fee Rev. Series 2001, 5.5% 7/15/33 (AMBAC Insured)	Aaa	1,000,000	1,038,760
Philadelphia Wtr. & Wastewtr. Rev. Series A, 5.25% 8/1/09 (AMBAC Insured)	Aaa	450,000	493,205
Pittsburgh Gen. Oblig. Series 1999 A, 5.75% 9/1/12 (FGIC Insured) (Pre-Refunded to 9/1/09 @ 100) (d)	Aaa	465,000	533,797
Tredyffrin-Easttown School District 5.5% 2/15/17	Aaa	1,520,000	1,635,459
Westmoreland County Muni. Auth. Muni. Svc. Rev. Series A, 0% 8/15/20 (FGIC Insured)	Aaa	2,500,000	991,225
			7,867,296
Puerto Rico - 0.2%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Rev. Series 2000 C, 6% 7/1/29	Baa1	500,000	554,060
South Carolina - 3.8%
Anderson County Joint Muni. Wtr. Sys. Wtrwks. Sys. Rev.:
5% 7/15/32 (FSA Insured)	Aaa	1,000,000	988,000
5.5% 7/15/17 (FSA Insured)	Aaa	1,790,000	1,958,511
Greenwood County Hosp. Rev. (Self Memorial Hosp. Proj.):
5.5% 10/1/26	A2	1,500,000	1,499,340
5.5% 10/1/31	A2	1,450,000	1,439,995
North Charleston Swr. District Swr. Rev. 5% 7/1/18 (FSA Insured)	Aaa	1,580,000	1,639,929
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
South Carolina - continued
Spartanburg County Health Svcs. District, Inc. Hosp. Rev. 5.5% 4/15/18 (FSA Insured)	Aaa	$ 1,115,000	$ 1,193,106
Tobacco Settlement Rev. Mgmt. Auth. Series 2001 B, 6.375% 5/15/28	A1	455,000	453,348
			9,172,229
Tennessee - 2.6%
Elizabethton Health & Edl. Facilities Board Rev. Series 2000 B:
6% 7/1/12 (MBIA Insured)	Aaa	2,125,000	2,453,865
6.25% 7/1/13 (MBIA Insured)	Aaa	2,255,000	2,651,046
Shelby County Health Edl. & Hsg. Facility Board Hosp. Rev. (Methodist Health Care Proj.) 6.5% 9/1/26	Baa1	1,000,000	1,031,780
			6,136,691
Texas - 11.5%
Austin Elec. Util. Sys. Rev. 7.25% 11/15/10 (FSA Insured)	Aaa	1,000,000	1,232,930
Bexar Metro. Wtr. District Wtrwks. Sys. Rev.:
5.375% 5/1/18 (FSA Insured) (b)	Aaa	1,560,000	1,653,241
5.375% 5/1/19 (FSA Insured) (b)	Aaa	1,640,000	1,724,854
Comal Independent School District 0% 2/1/16	Aaa	2,235,000	1,155,920
Eagle Mountain & Saginaw Independent School District 5.375% 8/15/14	Aaa	2,000,000	2,191,960
Eanes Independent School District Series 2001, 5.5% 8/1/13	Aaa	1,000,000	1,110,270
Garland Independent School District 5.5% 2/15/19	Aaa	515,000	544,901
Harris County Gen. Oblig. 0% 10/1/13 (MBIA Insured)	Aaa	2,000,000	1,204,320
Harris County Health Facilities Dev. Corp. Rev. (Saint Lukes Episcopal Hosp. Proj.) Series 2001 A, 5.5% 2/15/12	AA	1,375,000	1,481,109
Houston Arpt. Sys. Rev. 5.5% 7/1/19 (FSA Insured)	Aaa	1,500,000	1,573,500
La Joya Independent School District:
5.75% 2/15/17	Aaa	2,000,000	2,195,780
5.75% 2/15/19	Aaa	600,000	648,276
Mansfield Independent School District 5.5% 2/15/17 (b)	Aaa	1,650,000	1,768,041
Mercedes Independent School District Series 2000, 5.625% 8/15/15	Aaa	275,000	301,909
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Texas - continued
New Braunfels Independent School District 6% 2/1/09	AAA	$ 725,000	$ 828,037
Odessa Wtr. & Swr. Rev. 5.5% 4/1/11 (FSA Insured)	Aaa	750,000	838,215
Red River Ed. Fin. Corp. Ed. Rev. (Hockaday School Proj.) 5.75% 5/15/19	AA	200,000	212,346
Sabine River Auth. Poll. Cont. Rev. (Texas Utils. Elec. Co. Proj.) Series A, 5.5%, tender 11/1/11 (c)	Baa1	3,000,000	3,079,770
Southwest Higher Ed. Auth. Rev. (Southern Methodist Univ. Proj.) 5.5% 10/1/13 (AMBAC Insured)	Aaa	1,065,000	1,185,505
Tarrant County Health Facilities Dev. Corp. Hosp. Rev. 5.375% 11/15/20	Baa1	500,000	489,300
Texas Pub. Fin. Auth. Rev. (Texas Parks & Wildlife Dept. Projs.) 5.5% 2/1/12 (FSA Insured)	Aaa	150,000	164,555
Tyler Health Facilities Dev. Corp. Hosp. Rev. (Mother Francis Hosp. Reg'l Health Care Proj.) 6% 7/1/27	Baa1	1,000,000	999,650
Univ. of Texas Univ. Revs. (Fing. Sys. Proj.) Series A, 5.5% 8/15/09	Aaa	100,000	112,239
Waller Consolidated Independent School District 6% 2/15/12	Aaa	175,000	201,222
Weatherford Independent School District 0% 2/15/23 (Pre-Refunded to 2/15/10 @ 42.135) (d)	Aaa	1,500,000	471,180
			27,369,030
Utah - 1.4%
Salt Lake County Hosp. Rev. (IHC Health Svcs., Inc. Proj.) 5.5% 5/15/12 (AMBAC Insured)	Aaa	3,100,000	3,454,299
Vermont - 0.1%
Vermont Edl. & Health Bldgs. Fing. Agcy. Rev. (Fletcher Allen Health Care Proj.) Series 2000 A, 6.125% 12/1/27 (AMBAC Insured)	Aaa	300,000	331,023
Washington - 6.6%
Clark County School District #114 Evergreen 5.375% 12/1/14 (FSA Insured)	Aa1	2,000,000	2,186,600
Energy Northwest Elec. Rev. (#1 Proj.) Series B, 6% 7/1/17 (MBIA Insured)	Aaa	2,000,000	2,253,820
King County Swr. Rev.:
Series 2002 B, 5.125% 1/1/33 (FSA Insured) (b)	Aaa	1,000,000	969,470
5.5% 1/1/20 (FSA Insured) (b)	Aaa	1,895,000	1,980,313
Municipal Bonds - continued
Ratings (unaudited) (a)		Principal Amount	Value (Note 1)
Washington - continued
Washington Gen. Oblig. Series 2001 RA, 5.25% 9/1/06	Aa1	$ 2,000,000	$ 2,196,120
Washington Health Care Facilities Auth. Rev. (Providence Health Systems Proj.) Series 2001 A, 5.5% 10/1/13 (MBIA Insured)	Aaa	1,750,000	1,924,738
Washington Pub. Pwr. Supply Sys. Nuclear Proj. #2 Rev.:
Series A, 5% 7/1/12 (FSA Insured)	Aaa	3,000,000	3,193,560
5.4% 7/1/12 (FSA Insured)	Aaa	1,000,000	1,097,690
			15,802,311
West Virginia - 0.1%
West Virginia Univ. Revs. (West Virginia Univ. Projs.) Series 2001 A, 5.5% 4/1/14 (MBIA Insured)	Aaa	330,000	369,112
Wisconsin - 1.4%
Wausau School District 5.375% 3/1/12 (FGIC Insured)	Aaa	1,235,000	1,363,181
Wisconsin Health & Edl. Facilities Auth. Rev.:
(Marshfield Clinic Proj.) Series B, 6% 2/15/25	BBB+	1,000,000	1,000,350
(Wheaton Franciscan Svcs. Proj.) 5.75% 8/15/30	A2	1,000,000	1,010,880
			3,374,411
Wyoming - 1.0%
Gillette Spl. Purp. Wtr. & Swr. Utils. Sys. Rev. 7.7% 12/1/10 (Escrowed to Maturity) (d)	Aaa	1,965,000	2,417,147
TOTAL INVESTMENT PORTFOLIO - 92.7% (Cost $215,318,556)	220,919,198
NET OTHER ASSETS - 7.3%	17,300,336
NET ASSETS - 100%	$ 238,219,534
Legend
(a) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Security collateralized by an amount sufficient to pay interest and principal.
(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	39.2%
Health Care	13.0
Water & Sewer	10.2
Electric Utilities	9.4
Transportation	8.6
Others* (individually less than 5%)	19.6
100.0%
*Includes net other assets
Purchases and sales of securities, other than short-term securities, aggregated $86,412,226 and $21,661,212.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $215,318,556) - See accompanying schedule		$ 220,919,198
Cash		21,167,140
Receivable for fund shares sold		9,791,115
Interest receivable		2,319,371
Redemption fees receivable		130
Other receivables		16,922
Receivable from investment adviser for expense reductions		7,524
Total assets		254,221,400
Liabilities
Payable for investments purchased Regular delivery	$ 1,091,135
Delayed delivery	14,603,900
Payable for fund shares redeemed	132,110
Distributions payable	138,534
Other payables and accrued expenses	36,187
Total liabilities		16,001,866
Net Assets		$ 238,219,534
Net Assets consist of:
Paid in capital		$ 232,392,512
Undistributed net investment income		2,925
Accumulated undistributed net realized gain (loss) on investments		223,455
Net unrealized appreciation (depreciation) on investments		5,600,642
Net Assets, for 22,706,752 shares outstanding		$ 238,219,534
Net Asset Value, offering price and redemption price per share ($238,219,534 ÷ 22,706,752 shares)		$ 10.49

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

	Six months ended July 31, 2002 (Unaudited)
Investment Income
Interest		$ 3,882,974
Expenses
Management fee	$ 343,296
Transfer agent fees	57,636
Accounting fees and expenses	36,721
Non-interested trustees' compensation	289
Custodian fees and expenses	1,613
Registration fees	33,190
Audit	15,605
Legal	2,283
Miscellaneous	4
Total expenses before reductions	490,637
Expense reductions	(460,870)	29,767
Net investment income (loss)		3,853,207
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investment securities		229,987
Change in net unrealized appreciation (depreciation) on investment securities		5,103,485
Net gain (loss)		5,333,472
Net increase (decrease) in net assets resulting from operations		$ 9,186,679

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

	Six months ended July 31, 2002 (Unaudited)	April 10, 2001 (commencement of operations) to January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,853,207	$ 3,630,495
Net realized gain (loss)	229,987	236,009
Change in net unrealized appreciation (depreciation)	5,103,485	497,157
Net increase (decrease) in net assets resulting from operations	9,186,679	4,363,661
Distributions to shareholders from net investment income	(3,852,586)	(3,624,784)
Distributions to shareholders from net realized gain	(75,373)	(125,654)
Total distributions	(3,927,959)	(3,750,438)
Share transactions Net proceeds from sales of shares	146,625,809	233,577,184
Reinvestment of distributions	2,876,865	2,984,739
Cost of shares redeemed	(75,905,955)	(77,830,511)
Net increase (decrease) in net assets resulting from share transactions	73,596,719	158,731,412
Redemption fees	6,797	12,663
Total increase (decrease) in net assets	78,862,236	159,357,298
Net Assets
Beginning of period	159,357,298	-
End of period (including undistributed net investment income of $2,925 and undistributed net investment income of $5,418, respectively)	$ 238,219,534	$ 159,357,298
Other Information Shares
Sold	14,243,910	22,879,755
Issued in reinvestment of distributions	279,102	291,371
Redeemed	(7,377,420)	(7,609,966)
Net increase (decrease)	7,145,592	15,561,160

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended July 31, 2002	Year ended January 31,
	(Unaudited)	2002 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.240	$ 10.000
Income from Investment Operations
Net investment income (loss) D	.217	.352
Net realized and unrealized gain (loss)	.256	.245
Total from investment operations	.473	.597
Distributions from net investment income	(.218)	(.350)
Distributions from net realized gain	(.005)	(.008)
Total distributions	(.223)	(.358)
Redemption fees added to paid in capital D	-	.001
Net asset value, end of period	$ 10.490	$ 10.240
Total ReturnB, C	4.68%	6.05%
Ratios to Average Net Assets F
Expenses before expense reductions	.54% A	.66% A
Expenses net of voluntary waivers, if any	.10% A	.10% A
Expenses net of all reductions	.03% A	.06% A
Net investment income (loss)	4.27% A	4.30% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 238,220	$ 159,357
Portfolio turnover rate	25% A	28% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period April 10, 2001 (commencement of operations) to January 31, 2002.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Spartan Tax-Free Bond Fund (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Debt securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and electronic data processing techniques. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income and realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains and market discount.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 6,020,581	|
Unrealized depreciation	(415,274)
Net unrealized appreciation (depreciation)	$ 5,605,307
Cost for federal income tax purposes	$ 215,313,891

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a short-term trading fee equal to .50% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

2. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Semiannual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (FMR) and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .25% of the fund's average net assets and a group fee rate that averaged .13% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .38% of the fund's average net assets.

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the fund. Citibank has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annualized rate of .06% of average net assets.

5. Expense Reductions.

FMR agreed to reimburse the fund to the extent operating expenses exceeded .10% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund's expenses by $400,460. Effective August 15, 2002 the reimbursement will be changed to .25%.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody, transfer agent and accounting expenses by $1,613, $46,970 and $11,827, respectively.

Semiannual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

If you are not currently on the Internet, call EarthLink Sprint at 1-800-EarthLink, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Semiannual Report

To Write Fidelity

If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP6I

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

Overnight Express
Fidelity Investments
Attn: Redemptions - CP5L

400 East Las Colinas Blvd.
Irving, TX 75039-5587

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Adviser

Fidelity Investments Money
Management, Inc.

Transfer and Shareholder
Servicing Agent

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

Fidelity's Municipal Bond Funds

Spartan® Arizona Municipal Income

Spartan California Municipal Income

Spartan Connecticut Municipal Income

Spartan Florida Municipal Income

Spartan Intermediate Municipal Income

Spartan Maryland Municipal Income

Spartan Massachusetts Municipal Income

Spartan Michigan Municipal Income

Spartan Minnesota Municipal Income

Spartan Municipal Income

Spartan New Jersey Municipal Income

Spartan New York Municipal Income

Spartan Ohio Municipal Income

Spartan Pennsylvania Municipal Income

Spartan Short-Intermediate
Municipal Income

Spartan Tax-Free Bond

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SFB-SANN-0902 158002
1.762414.101

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

Real Estate Investment

Portfolio

Semiannual Report

July 31, 2002

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Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often regarded as a barometer of overall U.S. stock market performance - recorded two of its three largest point gains ever in late July. Still, many equity benchmarks were lingering near four- to five-year lows through the first seven months of 2002, due in part to investors' lack of faith in corporate accounting standards. As a result, many investors turned to fixed-income securities for capital protection.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended July 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Real Estate	8.31%	11.32%	37.35%	191.77%
S&P 500 ®	-18.74%	-23.63%	2.23%	161.46%
Wilshire Real Estate Securities	5.88%	8.94%	33.35%	192.62%
Real Estate Funds Average	6.94%	10.33%	29.29%	171.24%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks - and the performance of the Wilshire Real Estate Securities Index - a market capitalization-weighted index of publicly traded real estate securities such as real estate investment trusts (REITs) and real estate operating companies (REOCs). To measure how the fund's performance stacked up against its peers, you can compare it to the real estate funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 155 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended July 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Real Estate	11.32%	6.55%	11.30%
S&P 500	-23.63%	0.44%	10.09%
Wilshire Real Estate Securities	8.94%	5.93%	11.33%
Real Estate Funds Average	10.33%	5.23%	10.30%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity ® Real Estate Investment Portfolio on July 31, 1992. As the chart shows, by July 31, 2002, the value of the investment would have grown to $29,177 - a 191.77% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index and Wilshire Real Estate Securities Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500® Index would have grown to $26,146 - a 161.46% increase. If $10,000 was invested in the Wilshire Real Estate Securities Index, it would have grown to $29,262 - a 192.62% increase.

The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

They say traveling back in time is impossible. Lately, however, it seems as if the major U.S. stock market benchmarks are doing just that. During the six-month period ending July 31, 2002, the Standard & Poor's 500SM Index and the NASDAQ Composite® Index both retreated back to 1997 levels, and the Dow Jones Industrial AverageSM reached a nearly four-year low, wiping out years of gains in the process. The past six months were particularly unpleasant for equity investors, especially June and July. With investor confidence sapped by reports of corporate malfeasance, the Dow suffered triple-digit losses in eight of 11 sessions at one point during July. While the average bounced back with its second and third best point gains ever at the tail-end of the month, the damage had already been done. For the overall six-month period, the Dow - a performance measure of 30 blue-chip stocks - dropped 11.08%. The large-cap S&P 500® index fared even worse, losing 18.74%, while the technology- and telecommunications-heavy NASDAQ plunged 31.20%. Even small-cap stocks and more value-oriented equities, as represented by the Russell 2000® Index and Russell 3000 Value Index, respectively, suffered double-digit declines during the period after weathering the market volatility fairly well previously.

(Portfolio Manager photograph)
An interview with Steve Buller, Portfolio Manager of Fidelity Real Estate Investment Portfolio

Q. How did the fund perform, Steve?

A. For the six-month period ending July 31, 2002, the fund returned 8.31%, outperforming the 5.88% return for the Wilshire Real Estate Securities Index. During the same period, the real estate funds average tracked by Lipper Inc. returned 6.94%, while the Standard & Poor's 500 Index was down 18.74%. For the 12-month period ending July 31, 2002, the fund gained 11.32%, while the Wilshire index and peer group average returned 8.94% and 10.33%, respectively. The S&P 500 index fell 23.63% during the same 12-month time frame.

Q. What factors helped the fund outperform the Wilshire index and peer group average during the past six months?

A. I made a few decisions that worked out well. Among them, underweighting the hotel/lodging sector was helpful, as many hotel stocks fell to lows not seen since the weeks immediately after September 11. Hotel/lodging stocks were hurt by renewed doubt about whether an expected economic recovery had taken hold. Additionally, overweighting shopping mall stocks gave us an advantage, as investors viewed them as a relatively safer place to invest given the longer-term leases existing in that sector that provided some earnings stability. Incidentally, malls are one of the few real estate groups that could experience a year-over-year increase in retail occupancy rates in 2002. That's because malls aren't losing as many tenants as in previous years, despite the economic slowdown.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. One would think that retailers would be among the hardest hit by the weak economy, and thus forced to consolidate their operations . . .

A. That's a common assumption. Generally speaking though, retailing is a very Darwinistic business, meaning its individual success or failures are somewhat tied to several independent factors - of which the economy is just one. Others include fashion cycles and business execution. Many retailers did experience weak or flat same-store sales during the past six months. But as I mentioned, vacancy rates have been down in 2002, thereby locking in a revenue stream for mall owners. Interestingly, we've seen fewer retail bankruptcies this year during a period of economic weakness than those that occurred three years ago when the economy was said to be strong.

Q. What holdings stood out as top performers? Which disappointed?

A. Mall owner Simon Property Group, the fund's biggest contributor, rose 23% on strong demand for mall space and consistent earnings growth. Industrial real estate investment trust ProLogis, the largest warehouse owner in the U.S., benefited from its successful overseas expansion. Overweighting Boardwalk Equities, the largest Canadian apartment owner, was a big positive contributor for a number of reasons. Among them, the Canadian economy remained relatively strong compared to the U.S., the country lacked the U.S.' apartment supply problem, and rental rates generally were rising in Canada while those in the U.S. were falling. Turning to disappointments, although the fund was underweighted in Starwood Hotels & Resorts Worldwide, it was still our biggest detractor. Equity Office Properties, the fund's largest holding, saw its earnings decline as a result of its exposure to the Northern California real estate office market, which was hurt by the technology sector's weak business climate. Elsewhere, I made an ill-timed decision to own Fannie Mae, an out-of-benchmark position that suffered from heightened political noise about changing the company's government-sponsored status. I sold off this position during the period.

Q. What can shareholders expect from real estate stocks during the next six months?

A. For nearly three years amid a poor equity market environment, real estate stocks have benefited from their perception as a good defensive investment due to their high dividend yields and more-attractive fundamentals. While real estate fundamentals have slightly worsened in recent quarters, they still remain better than most other equity sectors. As long as this trend continues, and investors continue to have lower expectations, the outlook for the fund could remain positive. However, shareholders should be aware that if consistent evidence shows that the economy is on the mend, real estate stocks could lag the broader market because investors may be drawn to more economically sensitive stocks.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: above-average income and long-term capital growth by investing mainly in the equity securities of companies in the real estate industry

Fund number: 303

Trading symbol: FRESX

Start date: November 17, 1986

Size: as of July 31, 2002, more than $1.7 billion

Manager: Steve Buller, since 1998; associate portfolio manager, Fidelity Real Estate Investment Portfolio, 1997-1998; manager, Fidelity Select Environmental Services Portfolio, 1997-
1998; joined Fidelity in 1992

3

Steve Buller on the recent volatility of real estate stocks:

"Shareholders should be aware that during the final month of the period the fund experienced an increased level of volatility that didn't exist earlier in 2002. During July, the broader equity market became more volatile. Unfortunately, for the first time this year, real estate stocks followed more closely in tandem with the broader market's volatility, rather than being inversely correlated to it, as had been the case earlier in the year. During the first six months of 2002, very seldom did the fund's daily return rise or fall one percent or more in either direction. More specifically, from January to June, the fund's daily return was equal to or greater than a one percent change only 12 out of 124 trading sessions, or 9 percent of the time. By contrast, during the 22 equity-market trading days in July, the fund's daily return was equal to or greater than a one percent change after 14 trading sessions - or nearly 64 percent of the time.

"This increased level of volatility may have occurred as an unfortunate byproduct of the equity market's sharp downturn in July, one that pulled down even the last few sectors, including real estate, that had held up well during the market downturn of the past three years. Investors holding real estate stocks may finally have grown skittish about holding any type of equity security during the July selling frenzy that occurred."

Semiannual Report

Investment Changes

Top Ten Stocks as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Equity Office Properties Trust	7.5	9.2
ProLogis Trust	6.0	5.2
Simon Property Group, Inc.	5.9	5.3
Apartment Investment & Management Co. Class A	5.8	6.4
Equity Residential Properties Trust (SBI)	5.0	2.8
Public Storage, Inc.	4.6	3.5
CenterPoint Properties Trust (SBI)	4.4	4.7
Duke Realty Corp.	4.2	4.1
General Growth Properties, Inc.	3.8	3.8
Starwood Hotels & Resorts Worldwide, Inc. unit	3.5	0.1
	50.7
Top Five REIT Sectors as of July 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Industrial Buildings	25.9	23.7
REITs - Malls	17.1	14.4
REITs - Apartments	16.4	14.2
REITs - Office Buildings	16.3	16.9
REITs - Shopping Centers	8.0	9.4
Asset Allocation (% of fund's net assets)
As of July 31, 2002 *		As of January 31, 2002 **
	Stocks 97.2%		Stocks 88.8%
	Short-Term Investments and Net Other Assets 2.8%		Short-Term Investments and Net Other Assets 11.2%
* Foreign investments	2.3%	** Foreign investments	2.3%

Semiannual Report

Investments July 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value (Note 1) (000s)
HOTELS, RESTAURANTS & LEISURE - 3.5%
Hotels, Resorts & Cruise Lines - 3.5%
Starwood Hotels & Resorts Worldwide, Inc. unit	2,426,900	$ 62,371
REAL ESTATE - 93.7%
Real Estate Management & Development - 6.6%
Boardwalk Equities, Inc. (c)	3,722,300	34,810
Boardwalk Equities, Inc. (d)	254,100	2,376
British Land Co. PLC	75,000	643
Brixton PLC	150,000	522
Capital & Regional PLC	200,000	879
Catellus Development Corp. (a)	2,205,100	42,779
CR Leasing & Development, Inc.:
Class A (e)	46	0
Class B (non-vtg.) (e)	216	0
Forest City Enterprises, Inc. Class A	200,000	6,880
Inmobiliaria Colonial	100,000	1,385
Newhall Land & Farming Co.	131,000	3,753
The St. Joe Co.	750,000	21,375
TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT		115,402
REITs - Apartments - 16.4%
Apartment Investment & Management Co. Class A	2,264,200	101,798
Archstone-Smith Trust	2,094,900	53,210
AvalonBay Communities, Inc.	779,568	35,042
BRE Properties, Inc. Class A	179,900	5,757
Equity Residential Properties Trust (SBI)	3,243,324	86,759
Gables Residential Trust (SBI)	123,000	3,581
Town & Country Trust	88,400	1,977
TOTAL REITS - APARTMENTS		288,124
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Hotels - 2.0%
Host Marriott Corp.	2,261,500	$ 25,442
MeriStar Hospitality Corp.	698,400	9,603
TOTAL REITS - HOTELS		35,045
REITs - Industrial Buildings - 25.9%
AMB Property Corp. (SBI)	1,586,900	46,893
CenterPoint Properties Trust (SBI) (c)	1,328,274	77,598
Duke Realty Corp.	2,838,834	73,100
First Industrial Realty Trust, Inc.	542,800	17,560
Liberty Property Trust (SBI)	1,668,600	53,645
ProLogis Trust	4,112,419	104,867
Public Storage, Inc.	2,130,700	80,434
TOTAL REITS - INDUSTRIAL BUILDINGS		454,097
REITs - Malls - 17.1%
CBL & Associates Properties, Inc.	1,214,202	44,573
Crown American Realty Trust (SBI)	938,900	8,638
General Growth Properties, Inc.	1,370,500	66,442
Mills Corp.	740,000	21,830
Simon Property Group, Inc.	2,867,700	103,209
Taubman Centers, Inc.	595,000	8,818
The Rouse Co.	1,482,800	46,708
TOTAL REITS - MALLS		300,218
REITs - Management/Investment - 0.3%
Keystone Property Trust (SBI)	338,100	5,241
REITs - Mobile Home Parks - 1.1%
Manufactured Home Communities, Inc.	284,100	9,603
Sun Communities, Inc.	235,900	9,014
TOTAL REITS - MOBILE HOME PARKS		18,617
REITs - Office Buildings - 16.3%
AmeriVest Properties, Inc.	137,900	800
Arden Realty, Inc.	93,800	2,437
Boston Properties, Inc.	1,200,700	44,786
Corporate Office Properties Trust	458,100	6,413
Common Stocks - continued
	Shares	Value (Note 1) (000s)
REAL ESTATE - CONTINUED
REITs - Office Buildings - continued
Crescent Real Estate Equities Co.	800,000	$ 13,696
Crocker Realty, Inc.:
Class A (e)	1,497	7
Class B (non-vtg.) (e)	1,521,600	6,847
Equity Office Properties Trust	5,008,690	132,125
Mack-Cali Realty Corp.	975,000	30,508
PS Business Parks, Inc.	220,000	7,744
Reckson Associates Realty Corp.	718,000	16,413
Shurgard Storage Centers, Inc. Class A	538,200	18,837
SL Green Realty Corp.	155,000	4,999
TOTAL REITS - OFFICE BUILDINGS		285,612
REITs - Shopping Centers - 8.0%
Developers Diversified Realty Corp.	864,100	19,874
Federal Realty Investment Trust (SBI)	692,000	18,892
JDN Realty Corp.	342,300	4,125
Pan Pacific Retail Properties, Inc.	1,041,700	35,991
Regency Centers Corp.	346,900	10,927
Vornado Realty Trust	1,151,000	50,126
TOTAL REITS - SHOPPING CENTERS		139,935
TOTAL REAL ESTATE		1,642,291
TOTAL COMMON STOCKS (Cost $1,494,141)		1,704,662
Money Market Funds - 2.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.84% (b)	39,928,569	$ 39,929
Fidelity Securities Lending Cash Central Fund, 1.86% (b)	5,357,000	5,357
TOTAL MONEY MARKET FUNDS (Cost $45,286)		45,286
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $1,539,427)		1,749,948
NET OTHER ASSETS - 0.2%		2,766
NET ASSETS - 100%		$ 1,752,714
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,376,000 or 0.1% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
CR Leasing & Development, Inc. Class A	11/19/97	$ 0
CR Leasing & Development, Inc. Class B (non-vtg.)	11/19/97	$ 2
Crocker Realty, Inc. Class A	11/19/97	$ 15
Crocker Realty, Inc. Class B (non-vtg.)	11/19/97 - 12/28/98	$ 15,215
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $776,485,000 and $259,325,000 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $68,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,854,000 or 0.4% of net assets.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	July 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,344) (cost $1,539,427) - See accompanying schedule		$ 1,749,948
Receivable for investments sold		5,614
Receivable for fund shares sold		13,674
Dividends receivable		729
Interest receivable		79
Redemption fees receivable		2
Total assets		1,770,046
Liabilities
Payable for investments purchased	$ 9,225
Payable for fund shares redeemed	1,712
Accrued management fee	820
Other payables and accrued expenses	218
Collateral on securities loaned, at value	5,357
Total liabilities		17,332
Net Assets		$ 1,752,714
Net Assets consist of:
Paid in capital		$ 1,516,370
Undistributed net investment income		6,453
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		19,370
Net unrealized appreciation (depreciation) on investments		210,521
Net Assets, for 90,263 shares outstanding		$ 1,752,714
Net Asset Value, offering price and redemption price per share ($1,752,714 ÷ 90,263 shares)		$ 19.42

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended July 31, 2002 (Unaudited)
Investment Income
Dividends (including $1,553 received from affiliated issuers)		$ 29,694
Interest		715
Security lending		10
Total income		30,419
Expenses
Management fee	$ 4,427
Transfer agent fees	1,716
Accounting and security lending fees	173
Non-interested trustees' compensation	3
Custodian fees and expenses	30
Registration fees	38
Audit	24
Legal	6
Miscellaneous	4
Total expenses before reductions	6,421
Expense reductions	(289)	6,132
Net investment income (loss)		24,287
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of $139 on sales of investments in affiliated issuers)	21,104
Foreign currency transactions	1
Total net realized gain (loss)		21,105
Change in net unrealized appreciation (depreciation) on: Investment securities	50,910
Total change in net unrealized appreciation (depreciation)		50,910
Net gain (loss)		72,015
Net increase (decrease) in net assets resulting from operations		$ 96,302

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended July 31, 2002 (Unaudited)	Year ended January 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 24,287	$ 50,617
Net realized gain (loss)	21,105	74,524
Change in net unrealized appreciation (depreciation)	50,910	(36,059)
Net increase (decrease) in net assets resulting from operations	96,302	89,082
Distributions to shareholders from net investment income	(24,957)	(46,116)
Distributions to shareholders from net realized gain	(17,585)	(54,751)
Total distributions	(42,542)	(100,867)
Share transactions Net proceeds from sales of shares	654,300	554,930
Reinvestment of distributions	39,726	93,421
Cost of shares redeemed	(261,242)	(401,812)
Net increase (decrease) in net assets resulting from share transactions	432,784	246,539
Redemption fees	622	726
Total increase (decrease) in net assets	487,166	235,480
Net Assets
Beginning of period	1,265,548	1,030,068
End of period (including undistributed net investment income of $6,453 and undistributed net investment income of $7,123, respectively)	$ 1,752,714	$ 1,265,548
Other Information Shares
Sold	33,450	29,394
Issued in reinvestment of distributions	2,047	5,112
Redeemed	(13,759)	(21,672)
Net increase (decrease)	21,738	12,834

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended July 31, 2002	Years ended January 31,
	(Unaudited)	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 18.47	$ 18.50	$ 14.59	$ 15.21	$ 20.11	$ 18.25
Income from Invest- ment Operations
Net investment income (loss) D	.30	.85	.77	.62	.75	.79
Net realized and unrealized gain (loss)	1.22	.78	3.85	(.55)	(4.48)	2.41
Total from investment operations	1.52	1.63	4.62	.07	(3.73)	3.20
Distributions from net investment income	(.33)	(.78)	(.73)	(.69)	(.78)	(.79)
Distributions from net realized gain	(.25)	(.89)	-	-	(.27)	(.56)
Distributions in excess of net realized gain	-	-	-	-	(.13)	-
Total distributions	(.58)	(1.67)	(.73)	(.69)	(1.18)	(1.35)
Redemption fees added to paid in capital D	.01	.01	.02	-	.01	.01
Net asset value, end of period	$ 19.42	$ 18.47	$ 18.50	$ 14.59	$ 15.21	$ 20.11
Total Return B, C	8.31%	9.20%	32.37%	.43%	(18.98)%	17.93%
Ratios to Average Net Assets E
Expenses before expense reductions	.84% A	.84%	.86%	.90%	.89%	.86%
Expenses net of voluntary waivers, if any	.84% A	.84%	.86%	.90%	.89%	.86%
Expenses net of all reductions	.80% A	.79%	.82%	.88%	.86%	.84%
Net investment income (loss)	3.17% A	4.54%	4.58%	4.06%	4.23%	4.06%
Supplemental Data
Net assets, end of period (in millions)	$ 1,753	$ 1,266	$ 1,030	$ 699	$ 1,084	$ 2,480
Portfolio turnover rate	36% A	71%	71%	32%	28%	76%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended July 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Real Estate Investment Portfolio (the fund) is a fund of Fidelity Devonshire Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from realized gain for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to short-term capital gains, partnerships, non-taxable dividends and losses deferred due to wash sales.

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 254,576
Unrealized depreciation	(46,424)
Net unrealized appreciation (depreciation)	$ 208,152
Cost for federal income tax purposes	$ 1,541,796

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a short-term trading fee equal to .75% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

Semiannual Report

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $713 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Semiannual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $282 of the fund's expenses. In addition, through arrangements with the fund's transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's transfer agent expenses by $7.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Boardwalk Equities, Inc.	$ 4,320	$ -	$ 87	$ 34,810
CenterPoint Properties Trust (SBI)	8,244	1,461	1,466	77,598
TOTALS	$ 12,564	$ 1,461	$ 1,553	$ 112,408

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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